As filed with the Securities and Exchange Commission on May 26, 2000

                                                        Registration No. 33-6793
                                                                        811-4721
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                       POST EFFECTIVE AMENDMENT NUMBER 18
                                       TO
                                    FORM S-6


              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2

                            ------------------------

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT

                              (EXACT NAME OF TRUST)

                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY

                               (NAME OF DEPOSITOR)

                            ------------------------

                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
          (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                                  DONA D. YOUNG
                   PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                ONE AMERICAN ROW
                                   PO BOX 5056
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------
                                    Copy to:

                               EDWIN L. KERR, ESQ.
                   Phoenix Home Life Mutual Insurance Company
                                One American Row
                                   PO Box 5053
                        HARTFORD, CONNECTICUT 06102-5056

                            ------------------------

    It is proposed that this filing will become effective:
    [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
    |X| on May 26, 2000 pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a) (1) or
    [ ] on _____ pursuant to paragraph (a) (1) of Rule 485.
    [ ] this Post-Effective Amendment designates a new effective date for a previously filed post-effective amendment.

                                                             THE PHOENIX EDGE(R)

                                                                   VARIABLE LIFE
                                                                INSURANCE POLICY

                                                                       Issued by

                                                               PHOENIX HOME LIFE
                                                        MUTUAL INSURANCE COMPANY


IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT US AT:

[envelope]  PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS
            PO Box 8027
            Boston, MA 02266-8027
[telephone] Tel. 800/541-0171




PROSPECTUS                               MAY 26, 2000




This prospectus describes a variable life insurance policy which provides lifetime insurance protection.



THE PHOENIX EDGE SERIES FUND
   MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
    [diamond]  Phoenix-Aberdeen International Series
    [diamond]  Phoenix-Engemann Capital Growth Series
    [diamond]  Phoenix-Engemann Nifty Fifty Series
    [diamond]  Phoenix-Goodwin Money Market Series
    [diamond]  Phoenix-Goodwin Multi-Sector Fixed Income Series
    [diamond]  Phoenix-Hollister Value Equity Series
    [diamond]  Phoenix-Oakhurst Balanced Series
    [diamond]  Phoenix-Oakhurst Growth and Income Series
    [diamond]  Phoenix-Oakhurst Strategic Allocation Series
    [diamond]  Phoenix-Seneca Mid-Cap Growth Series
    [diamond]  Phoenix-Seneca Strategic Theme Series

   MANAGED BY PHOENIX-ABERDEEN INTERNATIONAL ADVISORS, LLC
    [diamond]  Phoenix-Aberdeen New Asia Series

   MANAGED BY DUFF & PHELPS INVESTMENT MANAGEMENT CO.
    [diamond]  Phoenix-Duff & Phelps Real Estate Securities Series


   MANAGED BY PHOENIX VARIABLE ADVISORS, INC.
    [diamond]  Phoenix-Bankers Trust Dow 30 Series
    [diamond]  Phoenix-Federated U.S. Government Bond Series
    [diamond]  Phoenix-J.P. Morgan Research Enhanced Index Series
    [diamond]  Phoenix-Janus Equity Income Series
    [diamond]  Phoenix-Janus Flexible Income Series
    [diamond]  Phoenix-Janus Growth Series
    [diamond]  Phoenix-Morgan Stanley Focus Equity Series
    [diamond]  Phoenix-Schafer Mid-Cap Value Series

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

   MANAGED BY BANKERS TRUST COMPANY
    [diamond]  EAFE(R) Equity Index Fund

FEDERATED INSURANCE SERIES
   MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY
    [diamond]  Federated Fund for U.S. Government Securities II
    [diamond]  Federated High Income Bond Fund II


THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
   MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.

    [diamond]  Technology Portfolio


FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

   MANAGED BY FRANKLIN MUTUAL ADVISERS, LLC
    [diamond]  Mutual Shares Securities Fund-- Class 2

   MANAGED BY TEMPLETON ASSET MANAGEMENT, LTD.
    [diamond]  Templeton Developing Markets Securities Fund-- Class 2


   MANAGED BY TEMPLETON GLOBAL ADVISORS LIMITED
    [diamond]  Templeton Growth Securities Fund-- Class 2

   MANAGED BY TEMPLETON INVESTMENT COUNSEL, INC.
    [diamond]  Templeton Asset Strategy Fund-- Class 2
    [diamond]  Templeton International Securities Fund-- Class 2


WANGER ADVISORS TRUST
   MANAGED BY WANGER ASSET MANAGEMENT, L.P.
    [diamond]  Wanger Foreign Forty
    [diamond]  Wanger International Small Cap
    [diamond]  Wanger Twenty
    [diamond]  Wanger U.S. Small Cap

It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.


The policy is not a deposit or obligation of, underwritten or guaranteed by, any financial institution or credit union. It is not federally insured or endorsed by the Federal Deposit Insurance Corporation or any other state or federal agency. Policy investments are subject to risk, including the fluctuation of policy values and possible loss of principal invested or premiums paid.

The Securities and Exchange Commission has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus is valid only if accompanied or preceded by current prospectuses for the funds. You should read and keep these prospectuses for future reference.

                                TABLE OF CONTENTS

Heading                                                 Page
------------------------------------------------------------

SPECIAL TERMS .........................................    4
SUMMARY ...............................................    6
PERFORMANCE HISTORY....................................    7
PHOENIX AND THE VUL ACCOUNT............................    7
   Phoenix ............................................    7
   The VUL Account ....................................    7
   The GIA ............................................    7
THE POLICY ............................................    8
   Introduction .......................................    8
   Eligible Purchasers ................................    8
   Premium Payment.....................................    8
   Allocation of Issue Premium ........................    8
   Free Look Period ...................................    9
   Temporary Insurance Coverage .......................    9
   Transfer of Policy Value ...........................    9
     Systematic Transfer Program.......................    9
     Nonsystematic Transfers ..........................    9
   Determination of Subaccount Values .................   10
   Death Benefit ......................................   11
   Additional Premiums and Partial Surrenders:
     Effect on Death Benefit...........................   11
   Minimum Face Amount Rider...........................   12
   Surrenders .........................................   12
   Policy Loans .......................................   13
   Lapse ..............................................   13
INVESTMENTS OF THE VUL ACCOUNT ........................   14
   Participating Investment Funds......................   14
   Investment Advisors.................................   16
   Services of the Advisors ...........................   17
   Reinvestment and Redemption ........................   17
   Substitution of Investments ........................   17
CHARGES AND DEDUCTIONS ................................   17
   General.............................................   17
   Acquisition Expense (Acquisition Expense
     Allowance) .......................................   18
   Periodic Charges....................................   18
   Conditional Charges.................................   19
   Investment Management Charge........................   19
   Other Taxes ........................................   19
GENERAL PROVISIONS ....................................   19
   Postponement of Payments ...........................   19
   Payment by Check ...................................   19
   The Contract .......................................   19
   Suicide ............................................   19
   Incontestability ...................................   19
   Change of Owner or Beneficiary .....................   19
   Assignment .........................................   20
   Misstatement of Age or Sex .........................   20
   Surplus.............................................   20
PAYMENT OF PROCEEDS ...................................   20
   Surrender and Death Benefit Proceeds ...............   20
   Payment Options ....................................   20
FEDERAL INCOME TAX CONSIDERATIONS .....................   21
   Introduction .......................................   21
   Phoenix's Income Tax Status ........................   21
   Policy Benefits ....................................   21
   Business-Owned Policies.............................   22
   Penalty Tax.........................................   22
   Material Change Rules...............................   22
   Serial Purchase of Modified Endowment
     Contracts.........................................   23
   Limitations on Unreasonable Mortality
     and Expense Charges ..............................   23
   Qualified Plans ....................................   23
   Diversification Standards ..........................   23
   Change of Ownership or Insured or Assignment .......   23
   Other Taxes ........................................   24
VOTING RIGHTS .........................................   24
   Phoenix.............................................   24
THE DIRECTORS AND EXECUTIVE OFFICERS OF
   PHOENIX ............................................   24
SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS ...............   25
SALES OF POLICIES .....................................   25
STATE REGULATION ......................................   26
REPORTS ...............................................   26
LEGAL PROCEEDINGS .....................................   26
LEGAL MATTERS .........................................   26
REGISTRATION STATEMENT ................................   26
FINANCIAL STATEMENTS ..................................   26
APPENDIX A ............................................   87
APPENDIX B ............................................   91
APPENDIX C.............................................   92



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESPERSON, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS
--------------------------------------------------------------------------------
    The following is a list of terms and their meanings when used in this Prospectus.

ACQUISITION EXPENSE (ACQUISITION EXPENSE ALLOWANCE): The amount set forth on the Schedule Pages of the Policy. It equals the aggregate of the sales load, issue administration charge and premium taxes assessed under the Policy. The Acquisition Expense (also referred to as Acquisition Expense Allowance) is deducted from the Issue Premium and recredited to Policy Value. A pro rata portion of the Acquisition Expense is deducted from Policy Value monthly during the first 10 Policy Years. Upon Policy lapse or full surrender, any unpaid Acquisition Expense is paid.

ADDITIONAL NET PREMIUM: Additional premium reduced by the Premium Tax Charge and, for additional premiums received during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

BENEFICIARY: The person or persons specified by the Policyowner as entitled to receive the death benefits under a Policy.

CASH VALUE: The Policy Value less the balance of any unpaid Acquisition Expense Allowance.

DEATH BENEFIT ADJUSTMENT RATES: Rates used to calculate the variable death benefit under a Policy as set forth in a table in the Schedule Pages of the Policy.


FUNDS: The Phoenix Edge Series Fund, Deutsche Asset Management VIT Funds, Federated Insurance Series, The Universal Institutional Funds, Inc., Franklin Templeton Variable Insurance Products Trust and Wanger Advisors Trust.


GENERAL ACCOUNT: The general asset account of Phoenix.

GIA (GUARANTEED INTEREST ACCOUNT): An investment option under which amounts deposited are guaranteed to earn a fixed rate of interest. Excess interest also may be credited, at the sole discretion of Phoenix.

IN FORCE: Conditions under which the coverage under a Policy is in effect and the Insured's life remains insured.

INSURED: The person upon whose life the Policy is issued.

IN WRITING (WRITTEN REQUEST): In a written form satisfactory to Phoenix and delivered to VPMO.

ISSUE PREMIUM: The premium payment made in connection with issuing the Policy.

LOAN ACCOUNT: An account within the General Account to which amounts are transferred for Policy loans.

MATURITY DATE: The anniversary of the Policy nearest the Insured's 95th birthday, if the Insured is living.

MONTHLY CALCULATION DAY: The first Monthly Calculation Day is the same day as the Policy Date. Subsequent Monthly Calculation Days are the same day of each month thereafter or, if such day does not fall within a given month, the last day of that month will be the Monthly Calculation Day.

NET ASSET VALUE: The worth of one share of a Series of a Fund at the end of a valuation period. Net Asset Value is computed by adding the value of a Series' holdings plus other assets, minus liabilities and then dividing the result by the number of shares outstanding.

PAYMENT DATE: The Valuation Date on which we receive a premium payment or loan repayment, unless it is received after the close of the New York Stock Exchange ("NYSE"), in which case it will be the next Valuation Date.

PHOENIX (COMPANY, OUR, US, WE): Phoenix Home Life Mutual Insurance Company, Hartford, Connecticut.

POLICY ANNIVERSARY: Each anniversary of the Policy Date.

POLICY DATE: The Policy Date as shown on the Schedule Page of the Policy. It is the date from which we measure Policy Years and Policy Anniversaries.

POLICY MONTH: The period from one Monthly Calculation Day up to, but not including, the next Monthly Calculation Day.

POLICYOWNER (OWNER, YOU, YOUR): The person(s) who purchase(s) a Policy.

POLICY VALUE: The sum of a Policy's share in the values of each Subaccount of the VUL Account plus the Policy's share in the values of the GIA.

POLICY YEAR: The first Policy Year is the 1-year period from the Policy Date up to, but not including, the first Policy Anniversary. Each succeeding Policy Year is the 1-year period from the Policy Anniversary up to, but not including, the next Policy Anniversary.

PROPORTIONATE (PRO RATA): Amounts allocated to Subaccounts on a pro rata basis are allocated by increasing or decreasing a Policy's share in the value of the affected Subaccounts and GIA so that such shares maintain the same ratio to each other before and after the allocation.


SERIES: A separate investment portfolio of the funds.


SUBACCOUNTS: Accounts within the VUL Account to which nonloaned assets under a Policy are allocated.

SURRENDER VALUE: The Cash Value less any indebtedness under the Policy.

TARGET FACE AMOUNT: The Target Face Amount as shown in the Schedule Pages of the Policy or as later changed in accordance with the Partial Surrender Provision.

UNIT: A standard of measurement used to set the value of a Policy. The value of a Unit for each Subaccount will reflect the investment performance of that Subaccount and will vary in dollar amount.

VALUATION DATE: For any Subaccount, each date on which we calculate the net asset value of the Fund is determined.

VALUATION PERIOD: For any Subaccount, the period in days from the end of one Valuation Date through the next.

VPMO: The Variable Products Mail Operation Division of Phoenix that receives and processes incoming mail for Variable Products Operations.

VPO: Variable Products Operations.

VUL ACCOUNT (ACCOUNT): Phoenix Home Life Variable Universal Life Account, a separate account of the company.

SUMMARY
--------------------------------------------------------------------------------
    This is a summary of the Policy and does not contain all of the detailed information that may be important to you. You should carefully read the entire Prospectus before making any decision.

INVESTMENT FEATURES

PREMIUM PAYMENT
    The only premium you have to pay is the issue premium (and any payments required to prevent policy lapse). See "Premium Payment" and "Lapse."

ALLOCATION OF PREMIUMS AND POLICY VALUE
    After we deduct certain charges from your premium payment, we will invest the balance in one or more of the Subaccounts of the VUL Account and/or the GIA as you will have instructed us.

    You may make transfers into the GIA and among the Subaccounts at anytime. Transfers from the GIA are subject to the rules discussed in "Appendix B" and under "Transfer of Policy Value."

    The policy value varies with the investment performance of the Funds and is not guaranteed.

    The policy value allocated to the GIA will depend on deductions taken from the GIA to pay expenses and will accumulate interest at rates we periodically establish, but never less than 4%.

LOANS AND SURRENDERS
[diamond]  Generally, you may take loans against 75%-90% of the Policy's cash value subject to certain conditions. See "Policy Loans."

[diamond]  You may partially surrender any part of the policy anytime. A partial surrender charge of the lesser of $25 or 2% of the partial surrender amount will apply. A separate surrender charge also may be imposed. See "Surrenders."

[diamond]  You may fully surrender this Policy anytime for its surrender value.
           A surrender charge may be imposed. See "Surrenders."

INSURANCE PROTECTION FEATURES

DEATH BENEFITS
[diamond]  Both a fixed and variable benefit is available under the Policy.
           o During the first policy month, the fixed benefit is equal to the target face amount
           o After the first policy month, the variable benefit equals the cash value on the last preceding monthly calculation day multiplied by the applicable Death Benefit Adjustment Rate.

[diamond]  The death benefit is payable when the Insured dies. See "Death
           Benefit."

DEDUCTIONS AND CHARGES

FROM PREMIUM PAYMENTS
[diamond]  Taxes
           o   Premium Taxes

           See "Charges and Deductions" for a detailed discussion.

FROM POLICY VALUE
[diamond]  Issue Administration Charge--1% of the issue premium paid.

[diamond]  Sales Charge--5.5% of the issue premium paid.

[diamond]  Cost of Insurance--Amount deducted monthly. The rates vary and are based on certain personal factors such as sex, attained age and risk class of the Insured.

[diamond]  Partial Surrender Charge--may be deducted for partial surrenders.

FROM THE VUL ACCOUNT
[diamond]  Mortality and Expense Risk Charge--.50% annually

FROM THE FUND
    The assets of the VUL Account are used to purchase, at net asset value, shares of your selected underlying Funds. The net asset value reflects investment management fees and other direct expenses of the Fund. See "Investment Management Charge."

    See "Charges and Deductions" for a more detailed description of how each is applied.

ADDITIONAL INFORMATION

CANCELLATION RIGHT
    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond]  within 10 days after you receive the Policy, or

[diamond]  within 10 days after we mail or deliver a written notice telling you about your right to cancel, or

[diamond]  within 45 days of completing the application;

whichever is latest.


    See "Free Look Period."


RISK OF LAPSE
    The Policy will remain in force as long as the surrender value is enough to pay the necessary monthly charges incurred under the Policy. When the surrender value is no longer enough, the policy lapses, or ends. We will let you know of an impending lapse situation. We will give you the opportunity to keep the Policy in force by paying a specified amount. Please see "Lapse" for more detail.

TAX EFFECTS
    Generally, under current federal income tax law, death benefits are not subject to income tax. Earnings on the premiums invested in the VUL Account or the GIA are not subject to income tax until there is a distribution from the

Policy. Loans, partial surrenders or Policy termination may result in recognition of income for tax purposes.

VARIATIONS
    The Policy is subject to laws and regulations in every state where the Policy is sold. Therefore, the terms of the Policy may vary from state to state.

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    We may include the performance history of the VUL Account Subaccounts in advertisements, sales literature or reports. Performance information about each Subaccount is based on past performance only and is not an indication of future performance. See "Appendix A" for more information.

PHOENIX AND THE VUL ACCOUNT
--------------------------------------------------------------------------------
PHOENIX

    We are a mutual life insurance company originally chartered in Connecticut in 1851. We were redomiciled to New York in 1992. Our executive office is located at One American Row, Hartford, Connecticut 06102, and the main administrative office is located at 100 Bright Meadow Boulevard, Enfield, Connecticut 06082. Our New York principal office is located at 10 Krey Boulevard, East Greenbush, New York, 12144. We sell insurance policies and annuity contracts through our own field force of full time agents and through brokers.

    On April 17, 2000, the Board of Directors of Phoenix Home Life Insurance Company authorized management to develop a plan for conversion from a mutual to a publicly traded stock company. If such a Plan is developed and adopted by the Board, it would be subject to the approval of the New York Insurance Department and other regulators and submitted to policyholders for approval. The plan would go into effect only after all these requirements had been met. There is no assurance that any such plan will be adopted, and if adopted, there is no guarantee as to the amount or nature of consideration to eligible policyholders.


THE VUL ACCOUNT

    The VUL Account is a separate account of Phoenix established on June 17, 1985 and governed under the laws of New York. It is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"), as amended, and meets the definition of a "separate account" under that Act. This registration does not involve supervision of the management of the VUL Account or Phoenix by the SEC.

    The VUL Account is divided into Subaccounts each of which is available for allocation of policy value. Each Subaccount will invest solely in shares of a specific series of a mutual fund. In the future, we may establish additional Subaccounts which will be made available to existing Policyowners to the extent and on a basis decided by us. See "Investments of the VUL Account--Participating Investment Funds."


    We do not guarantee the investment performance of the VUL Account or any of its Subaccounts. Contributions to the overall policy value allocated to the VUL Account depend on the chosen Fund's investment performance. Thus, you bear the full investment risk for all monies invested in the VUL Account.

    The VUL Account is part of the general business of Phoenix, but the gains or losses of the VUL Account belong solely to the VUL Account. The gains or losses of any other business we may conduct does not affect the VUL Account. Under New York law, the assets of the VUL Account may not be taken to pay liabilities arising out of any other business we may conduct. Nevertheless, all obligations arising under the Policy (such as paying death benefits) are general corporate obligations of Phoenix.

THE GIA
    The GIA is not part of the VUL Account. It is accounted for as part of the General Account. We reserve the right to limit total deposits, including transfers, to the GIA to no more than $250,000 during any one-week period. We will credit interest daily on the amounts you allocate to the GIA at an effective annual rate of not less than 4%. The credited rate will be the same for all monies deposited at the same time.

    On the last working day of each calendar week, Phoenix sets the interest rate that will apply to any net premium or transferred amounts deposited to the unloaned portion of the GIA. That rate will remain in effect for such deposits for an initial guarantee period of one full year from the date of deposit. Upon the end of the initial one-year guarantee period (and each subsequent one-year guarantee period thereafter), the rate to be applied to any deposits whose guarantee period has just ended shall be the same rate then being applied to new deposits to the GIA. This rate will remain in effect for a guaranteed period of one full year from the date the new rate is applied.


    In general, you can make only one transfer per year from the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the value in the GIA as of the date of the transfer. If you elect the Systematic Transfer Program, approximately equal amounts may be transferred out of the GIA. Also, the total value allocated to the GIA may be transferred out of the GIA to one or more of the Subaccounts of the VUL Account over a consecutive 4-year period according to the following schedule:


[diamond]  Year One:       25% of the total value

[diamond]  Year Two:       33% of remaining value

[diamond]  Year Three:     50% of remaining value

[diamond]  Year Four:      100% of remaining value

    Transfers into the GIA and among the Subaccounts of the VUL Account may be made at any time. Transfers from the GIA are subject to the rules discussed in "Appendix B" and "Transfer of Policy Value--Systematic Transfer Program."

THE POLICY
--------------------------------------------------------------------------------
INTRODUCTION

    The Policy is a variable life insurance policy issued on the life of the Insured. The Policy has a death benefit, surrender value and loan privilege as does a traditional fixed benefit whole life policy. It differs from a fixed benefit whole life policy, however, because you can allocate your premium into one or more of several Subaccounts of the VUL Account or the GIA. Each Subaccount of the VUL Account, in turn, invests its assets exclusively in a portfolio of the Funds. The Policy death benefit and cash value vary according to the investment performance of the Series to which the policy value has been allocated.


ELIGIBLE PURCHASERS
    Any person up to the age of 75 is eligible to be insured under a newly purchased Policy after providing suitable evidence of insurability. You can purchase a Policy to insure the life of another person provided that you have the Insured's consent and a legally-recognized interest for insuring that life. A Policy could, for example, be purchased on the life of a spouse, family member or a business partner.


PREMIUM PAYMENT
    The minimum issue premium for a Policy is $10,000. After the first policy year, you may pay, within certain limits, additional premiums if the variable death benefit on the first day of the policy year is less than the highest variable death benefit during the previous policy year and less than the current target face amount. Additional premiums may be paid only during the first 60 days of a policy year.

    The maximum amount of an additional premium payment (when permitted) is the lesser of (i) A minus B or (ii) C, where:

    A = the premium payment which would have increased the variable death benefit at the beginning of the current policy year to the highest variable death benefit during the previous policy year

    B = the amount of any reduction in cash value due to partial surrenders made during the previous policy year

    C = the premium payment which would have increased the variable death benefit at the beginning of the current policy year to the current target face amount

    Example: Assume that a male age 45, nonsmoker, pays an initial premium of $10,000 and has a target face amount of $28,236. Assume also a net investment rate of return of 9% for the first policy year and a net investment rate of return of 0% for the second and third policy years. At the beginning of the third policy year, this individual would have a variable death benefit of $28,952. This variable death benefit is less than the highest death benefit in the previous year, which would have been $29,772. However, since $28,952 is higher than the initial target face amount of $28,236, this individual would not be permitted to pay an additional premium.

    At the beginning of the fourth policy year, this individual would have a variable death benefit of $27,940. The variable death benefit is less than the highest death benefit in the previous year, which would have been $28,952. Also, this death benefit is less than the initial target face amount of $28,236; therefore, this individual would be permitted to pay an additional premium. The premium necessary to increase the death benefit to $28,236 (the initial target face amount) is $105.66 for this individual. Phoenix also may agree to allow payment of a higher premium amount.

    The individual in this example may wish to pay this additional premium to maintain his originally targeted level of death benefit protection despite adverse market experience. In addition, some Policyowners may view depressed market values as an opportunity to buy additional Units at the depressed value in anticipation of future market improvement.

    Additional premium payments are reduced by any applicable state premium tax based on your last known address on record at VPO. See "Monthly Deduction-- Acquisition Expense." Also, a further deduction is made from additional premiums when payment is made during a grace period. See "Lapse."

    The additional premiums less applicable deductions are called additional net premium. They are applied to policy value based on the then current premium allocation schedule.

    The payment of additional premiums will have an effect on the Policy's variable death benefit. See "Death Benefit--Additional Premiums and Partial
Surrenders: Effect on Death Benefit."

ALLOCATION OF ISSUE PREMIUM

    We will generally allocate the issue premium less applicable charges to the VUL Account or to the GIA upon receipt of a completed application, in accordance with the allocation instructions in the application for a Policy. However, Policies issued in certain states, and Policies issued in certain states pursuant to applications which state the Policy is intended to replace existing insurance, are issued with a Temporary Money Market Allocation Amendment. Under this Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during the Free Look period) to the Phoenix-Goodwin Money Market Subaccount of the VUL Account, and, at the expiration of the Free Look Period, the policy value of the Phoenix-Goodwin Money Market Subaccount is allocated among the Subaccounts of the VUL Account or to the GIA in accordance with the applicant's allocation instructions in the application for insurance.

FREE LOOK PERIOD

    You have the right to review the Policy. If you are not satisfied with it, you may cancel the Policy:

[diamond] by mailing it to us within 10 days after you receive it (or longer in some states); or

[diamond] within 10 days after we mail or deliver a written notice telling you about your right to cancel; or

[diamond] within 45 days after completing the application,

    whichever occurs latest (the "Free Look Period").


    We treat a returned Policy as if we never issued it and, except for Policies issued without a Temporary Money Market Allocation Amendment, we will return the sum of the following as of the date we receive the returned Policy: (1) the then current Policy Value less any unpaid loans and loan interest; plus (2) any monthly deductions, partial surrender fees and other charges made under the Policy. For Policies issued with the Temporary Money Market Amendment the amount returned will equal any premiums paid less any unrepaid loans and loan interest and less any partial surrender amounts paid.


    We retain the right to decline to process an application within 7 days of our receipt of the completed application for insurance. If we decline to process the application, we will return the premium paid. Even if we have approved the application for processing, we retain the right to decline to issue the Policy. If we decline to issue the Policy, we will refund to you the same amount as would have been refunded under the Policy had it been issued but returned for refund during the Free Look Period.


TEMPORARY INSURANCE COVERAGE
    On the date the application for a Policy is signed and submitted with the issue premium, we issue a Temporary Insurance Receipt to you. Under the Temporary Insurance Receipt, the insurance protection applied for (subject to the limits of liability and subject to the terms set forth in the Policy and in the Receipt) takes effect on the date of the application.

TRANSFER OF POLICY VALUE

SYSTEMATIC TRANSFER PROGRAM

    You may elect to transfer funds automatically among the Subaccounts or the unloaned portion of the GIA on a monthly, quarterly, semiannual or annual basis under the Systematic Transfer Program for Dollar Cost Averaging ("Systematic Transfer Program"). Under this Systematic Transfer Program, the minimum transfer amounts are

[diamond] $25 monthly,
[diamond] $75 quarterly,
[diamond] $150 semiannually or
[diamond] $300 annually.

    You must have an initial value of $1,000 in the GIA or the Subaccount from which funds will be transferred ("Sending Subaccount") and if the value in that Subaccount or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and all systematic transfers stop. Funds may be transferred from only one Sending Subaccount or the GIA, but may be allocated to more than one Subaccount ("Receiving Subaccounts"). Under the Systematic Transfer Program, you may make more than one transfer per policy year from the GIA. These transfers must be in approximately equal amounts and made over a minimum 18-month period.


    Only one Systematic Transfer Program can be active at any time. After the completion of the Systematic Transfer Program, you can call VPO at 800/541-0171 to begin a new Systematic Transfer Program.

    All transfers under the Systematic Transfer Program will be made on the basis of the GIA and Subaccount on the first day of the month following our receipt of the transfer request. If the first day of the month falls on a holiday or weekend, then the transfer will be processed on the next business day.

NONSYSTEMATIC TRANSFERS
    Transfers among available Subaccounts or the GIA may be requested in writing or by calling 800/541-0171, between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time. Written requests for transfers will be executed on the date the request is received at VPMO. Telephone transfers will be effective on the date the request is made except as noted below. Unless you elect in writing not to authorize telephone transfers or premium allocation changes, telephone transfer orders and premium allocation changes also will be accepted on your behalf from your registered representative. Phoenix and Phoenix Equity Planning Corporation ("PEPCO"), the national distributor for Phoenix, will employ reasonable procedures to confirm that telephone instructions are genuine. They will require verification of account information and will record telephone instructions on tape. All telephone transfers will be confirmed in writing to you. To the extent that Phoenix and PEPCO fail to follow procedures reasonably designed to prevent unauthorized transfers, Phoenix and PEPCO may be liable for following telephone instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party that Phoenix and PEPCO reasonably believe to be genuine. The telephone transfer and allocation change privileges may be modified or terminated at any time. During times of extreme market volatility, these privileges may be difficult to exercise. In such cases, you should submit a written request.

    Although currently there is no charge for transfers, in the future, we may charge a fee of $10 for each transfer after the first two transfers in a policy year.

    We reserve the right to refuse to transfer amounts less than $500 unless:

[diamond]  the entire balance in the Subaccount or the GIA is being transferred;
           or

[diamond]  the transfer is part of the Systematic Transfer Program.

    We also reserve the right to prohibit a transfer to any Subaccount of the VUL Account if the value of your investment in that Subaccount immediately after the transfer would be less than $500. We further reserve the right to require that the entire balance of a Subaccount or the GIA be transferred if the value of your investment in that Subaccount would, immediately after the transfer, be less than $500.

    You may make only one transfer per policy year from the unloaned portion of the GIA unless

[diamond]  the transfer(s) are made as part of a Systematic Transfer Program, or

[diamond]  we agree to make an exception to this rule.


    The amount you may transfer cannot exceed the greater of $1,000 or 25% of the value of the unloaned portion of the GIA at the time of the transfer. In addition, you may transfer the total value allocated to the unloaned portion of the GIA out of the GIA to one or more of the Subaccounts over a consecutive 4-year period according to the following schedule:


[diamond]  Year One:       25% of the total value
[diamond]  Year Two:       33% of the remaining value
[diamond]  Year Three:     50% of the remaining value
[diamond]  Year Four:      100% of the remaining value

    A nonsystematic transfer from the unloaned portion of the GIA will be processed on the day such request is received by VPMO.

    Transfers into the GIA and among the Subaccounts may be made anytime. We reserve the right to limit the number of Subaccounts you may invest in to a total of 18 at any one time or over the life of the Policy. We may limit you to less than 18 if we are required to do so by any federal or state law.


    Because excessive exchanges between Subaccounts can adversely affect Fund performance, we reserve the right to temporarily or even permanently terminate exchange privileges or reject any specific exchange order from anyone whose transactions appear to us to follow a timing pattern, including those who request more than one exchange out of a Subaccount within any 30-day period. We will not accept batched transfer instructions from registered representatives (acting under powers of attorney for multiple Policyowners), unless the registered representative's broker-dealer firm and Phoenix have entered into a third-party transfer service agreement.

    If a policy has been issued with a Temporary Money Market Allocation Amendment, no transfers may be made until the end of the Free Look Period.


DETERMINATION OF SUBACCOUNT VALUES
    On each valuation date, the Policy's share in the value of each Subaccount is determined separately, but the valuation method used is the same for each Subaccount.

    A Policy's share in the value of a Subaccount on any valuation date equals:

    (a) the Policy's share in the value of that Subaccount as of the immediately preceding valuation date multiplied by the "Net Investment Factor" of that Subaccount for the current valuation period; plus

    (b) all amounts transferred to the Policy's share in the value of that Subaccount from another Subaccount or from the loan account during the current valuation period; plus

    (c) all additional net premiums allocated to that Subaccount during the current valuation period; minus

    (d) all amounts transferred from the Policy's share in the value of that Subaccount to another Subaccount or to the loan account during the current valuation period; minus

    (e) any portion of the monthly deduction allocated to the Policy's share in the value of that Subaccount during the current valuation period; minus

    (f) all reductions in the policy value allocated to the Policy's share in the value of that Subaccount due to any partial surrenders made during the current valuation period.

    The net investment factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b), and subtracting (c) from the result where:

    (a)  is the result of:

         (i) the asset value of the Fund shares held by that Subaccount determined as of the end of the current valuation period (exclusive of the net value of any transactions during the current valuation period); plus

         (ii) the amount of any dividend (or, if applicable, any capital gain distribution) made by the Fund on shares held by that Subaccount if the "ex-dividend" date occurs during the current valuation period; plus/minus

         (iii) the charge or credit for any taxes incurred by, or provided for, in that Subaccount for the current valuation period.

    (b) the net asset value of the Fund shares held by that Subaccount determined as of the end of the immediately preceding valuation period

    (c) is a factor, equal to the sum of 0.50% on an annual basis held by that Subaccount, representing the mortality and expense risk charge deducted from that Subaccount during the valuation period

    The net investment factor may be greater than, less than, or equal to one. Therefore, the policy value may increase, decrease or remain unchanged.

DEATH BENEFIT

GENERAL
    In the application for insurance, an applicant designates an amount as the Policy's initial target face amount. During the first policy month, the death benefit equals this target face amount. After the first policy month the death benefit is equal to the variable death benefit.

    During any policy month after the first, the variable death benefit under the Policy is equal to:

    (i) the cash value on the last preceding monthly calculation day, multiplied by

    (ii) the applicable death benefit adjustment rate (as defined below) on the last preceding monthly calculation day.

    The death benefit adjustment rates assume an interest rate ranging from 4% to 5%. The assumed interest rate used to calculate the death benefit adjustment rates under a particular Policy depends on the Policy's initial premium and its target face amount. In the event the net investment rate of return (gross investment return net of mortality and expense risk charge and investment management fee) applied to the policy value exceeds the assumed interest rate used to calculate the death benefit adjustment rates, the variable death benefit under the Policy will be greater than its target face amount. Conversely, if the net investment rate of return applied to the policy value is less than the assumed interest rate, then the variable death benefit will be less than the target face amount. Finally, if the net investment rate of return applied to the policy value equals the assumed interest rate, then the variable death benefit will approximately equal the target face amount.

    Example: Death benefit adjustment rates which assume a 4% interest rate apply to a male age 45 nonsmoker who pays an initial premium of $25,000 and has a target face amount of $70,591. Five years after the issue date of this Policy, the following variable death benefits would apply for the specified net rates of return:

    -assuming a 5% net investment
     rate of return:                          $75,144

    -assuming a 4% net investment
     rate of return:                          $71,514

    -and assuming a 3% net investment
     rate of return:                          $68,019

    Example: A male age 45, nonsmoker, pays an initial premium of $10,000. For this initial premium, this individual can choose an initial target face amount ranging from $28,236 to $35,980. This range of target face amount represents death benefit adjustment rates which assume interest rates ranging from 4% to 5% and a 2% state premium tax. Generally, selection of the highest target face amount available for a given premium will result in the highest death benefit adjustment rate, variable death benefit and resulting cost of insurance charges. Conversely, selection of the lower target face amount available for a given premium will result in the lowest death benefit adjustment rate, variable death benefit and resulting cost of insurance charges.

    Assuming that this individual selects an initial target face amount of $35,980, and that the net rate of return achieved is 5% per year, the variable death benefit will be $36,826 and cash value will be $36,826 at age
    95. The variable death benefit and cash value are slightly larger than the initial target face amount due to the fact that the acquisition expense is deducted and then recredited to the individual in this example and taken out in monthly installments over the first 10 policy years. While a portion of this acquisition expense allowance remains in the policy value, it also is earning a net rate of return.


ADDITIONAL PREMIUMS AND PARTIAL SURRENDERS: EFFECT ON DEATH BENEFIT
    Additional premium payments are permitted under certain circumstances. See "The Policy--Premium Payment." Such a payment does not result in an immediate increase in the variable death benefit. However, on the next monthly calculation day the variable death benefit will be larger as a consequence of the larger cash value.


    A partial surrender decreases the target face amount and the minimum face amount (if provided by appropriate rider). The target face amount and minimum face amount are reduced by a fraction equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the cash value (determined without regard to the partial surrender). Moreover, the death benefit under a Policy is reduced on the next monthly calculation day due to the reduced cash value. A partial surrender or decrease in the death benefit may have certain tax consequences. See "Federal Income Tax Considerations."


    In addition, if the Insured dies during any policy month in which additional premium had been paid, the death proceeds paid will equal the death benefit for that month plus the additional premium paid, minus any premium paid during a grace period necessary to keep the Policy in effect.

MINIMUM FACE AMOUNT RIDER
    You may elect to have a Minimum Face Amount Rider issued in connection with the Policy. If this Rider is elected, you will designate an amount in the application as the minimum face amount. The amount designated as the minimum face amount cannot exceed the Policy's target face amount.


    The death benefit under a Policy issued with the Minimum Face Amount Rider equals the target face amount during the first policy month. Thereafter, the Policy's death benefit equals the higher of:


[diamond]  the variable death benefit, or

[diamond]  the minimum face amount.

    Under the Minimum Face Amount Rider, when the death benefit is calculated with reference to the minimum face amount, it may be greater than it otherwise would have been had the Rider not been issued. Accordingly, when the minimum face amount is used to calculate the death benefit, there is a greater "net amount at risk" under the Policy. Therefore, a larger amount is deducted from policy value to pay for cost of insurance than would be deducted under an identical Policy without the Rider.


SURRENDERS

GENERAL
    At any time during the lifetime of the Insured and while the Policy is in force, you may partially or fully surrender the Policy by sending to VPMO a written release and surrender in a form satisfactory to us. We may also require you to send the Policy to us. The amount available for surrender is the surrender value at the end of the valuation period during which the surrender request is received at VPMO.


    Upon partial or full surrender, we generally will pay to you the amount surrendered within 7 days after we receive the written request for the surrender. Under certain circumstances, the surrender payment may be postponed. See "General Provisions--Postponement of Payments." For the federal tax effects of partial and full surrenders, see "Federal Income Tax Considerations."


FULL SURRENDERS
    If the Policy is being fully surrendered, the Policy itself must be returned to VPMO, along with the written release and surrender of all claims in a form satisfactory to us. You may elect to have the amount paid in a lump sum or under a payment option. See "Conditional Charges--Surrender Charge" and "Payment Options."

PARTIAL SURRENDERS
    You may obtain a partial surrender of the Policy by requesting payment of the Policy's cash surrender value. It is possible to do this at any time during the lifetime of the Insured, while the Policy is in force, with a written request to VPMO. We may require the return of the Policy before payment is made. A partial surrender will be effective on the date the written request is received or, if required, the date the Policy is received by us. Surrender proceeds may be applied under any of the payment options described under "Payment of Proceeds--Payment Options."

    We reserve the right not to allow partial surrenders of less than $500. In addition, if the share of the policy value in any Subaccount or in the GIA is reduced as a result of a partial surrender and is less than $500, we reserve the right to require surrender of the entire remaining balance in that Subaccount or the GIA.

    Upon a partial surrender, the policy value will be reduced by the sum of the following:

(1) The Partial Surrender Amount Paid. This amount comes from a reduction in the Policy's share in the value of each Subaccount or the GIA based on the allocation requested at the time of the partial surrender. If no allocation request is made, the withdrawals from each Subaccount will be made in the same manner as that provided for monthly deductions.

(2) The Partial Surrender Fee. This fee is the lesser of $25 or 2% of the partial surrender amount paid. The assessment to each Subaccount or the GIA will be made in the same manner as provided for the partial surrender amount paid.

(3) Any Unrepaid Acquisition Expense. The portion of any unrepaid acquisition expense paid in connection with a partial surrender is equal to the result of dividing the partial surrender amount paid plus the partial surrender fee by the cash value (determined without regard to the partial surrender). The reduction in policy value caused by partial surrenders is deducted from the Subaccounts of the VUL Account based on the allocation schedule for monthly deductions, unless you direct otherwise. Cash value is reduced to equal the resulting policy value less the balance of any remaining unpaid acquisition expense allowance.


    Partial surrenders will decrease the target face amount and the minimum face amount (if provided by rider), as well as the variable death benefit. See "Death Benefit--Additional Premiums and Partial Surrenders: Effect on Death Benefit" and "Federal Income Tax Considerations."


POLICY LOANS

    During the first 3 policy years, you may borrow an amount up to 75% of the cash value under the Policy. Thereafter, you may borrow an amount not exceeding 90% of the cash value. The available loan value is the loan value on the current day less any outstanding debt.


    The amount of any loan will be added to the loaned portion of the GIA and subtracted from the Policy's share of the Subaccounts or the unloaned portion of the GIA, based on the allocation requested at the time of the loan. The total reduction will equal the amount added to the loaned portion of the GIA. Allocations generally must be expressed in terms of whole percentages. If no allocation request is made, the amount subtracted from the share of each Subaccount or the unloaned portion of the GIA will be determined in the same manner as provided for monthly deductions. Interest will be credited and the loaned portion of the GIA will increase at an effective annual rate of 7.25%, compounded daily and payable in arrears. At the end of each policy year and at the time of any debt repayment, interest credited to the loaned portion of the GIA will be transferred to the unloaned portion of the GIA.

    Debt may be repaid at any time during the lifetime of the Insured while the Policy is in force. Any debt repayment received by us during a grace period will be reduced to pay any overdue monthly deductions and only the balance will be applied to reduce the debt. Such balance will first be used to pay any outstanding accrued loan interest, and then will be applied to reduce the loaned portion of the GIA. The unloaned portion of the GIA will be increased by the same amount the loaned portion is decreased. If the amount of a loan repayment exceeds the remaining loan balance and accrued interest, the excess will be allocated among the Subaccounts as you may request at the time of the repayment and, if no allocation request is made, according to the most recent premium allocation schedule on file.

    Payments received by us for the Policy will be applied directly to reduce outstanding debt unless specified as a premium payment by you. Until the debt is fully repaid, additional debt repayments may be made at any time during the lifetime of the Insured while the Policy is in force.

    Failure to repay a policy loan or to pay loan interest will not terminate the Policy unless the policy value becomes insufficient to maintain the Policy in force.


    The proceeds of Policy loans may be subject to federal income tax. See "Federal Income Tax Considerations."


    In the future, Phoenix may not allow policy loans of less than $500, unless such loan is used to pay a premium on another Phoenix policy.

    The loan debt will bear interest at an effective annual rate of 8.00%, compounded daily and payable in arrears. The loan account value is credited with interest at an effective annual rate of 7.25%, compounded daily and payable in arrears.

    At the end of each policy year, any interest due on the debt will be treated as a new loan and will be offset by a transfer from your Subaccounts and the unloaned portion of the GIA to the loaned portion of the GIA.


    A policy loan, whether or not repaid, has a permanent effect on the policy value because the investment results of the Subaccounts or unloaned portion of the GIA will apply only to the amount remaining in the Subaccounts or the unloaned portion of the GIA. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Subaccounts or the unloaned portion of the GIA earn more than the annual interest rate for funds held in the loaned portion of the GIA, the policy value does not increase as rapidly as it would have had no loan been made. If the Subaccounts or the GIA earn less than the annual interest rate for funds held in the loaned portion of the GIA, the policy value is greater than it would have been had no loan been made. A policy loan, whether or not repaid, also has a similar effect on the Policy's death benefit due to any resulting differences in surrender value.


LAPSE

    Unlike conventional fixed benefit life insurance policies, the payment of the issue premium, no matter how large, or the payment of additional premiums will not necessarily continue the Policy in force to its maturity date. Lapse will only occur if the surrender value is insufficient to cover the monthly deduction and a grace period expires without payment of the additional required amount. If the surrender value is insufficient to cover the monthly deduction, you must pay the amount needed to increase the surrender value to equal 3 times the required monthly deduction during the grace period. See "Charges and Deductions."


    If on any monthly calculation day the surrender value is insufficient to cover the monthly deduction, we will notify you about the additional required payment. You will then have a grace period of 61 days, measured from the date notice is sent to you, to pay the additional amount. Failure to pay the additional amount within the grace period will result in lapse of the Policy. If we receive a premium payment for the additional amount during the grace period, any additional net premium will be allocated among the Subaccounts or the GIA in accordance with the current premium allocation schedule. To determine the additional net premium to be applied to the Subaccounts or the GIA, we will deduct the premium tax and the amount needed to cover any monthly deductions made during the grace period. If the Insured dies during the grace period, the death benefit will equal the amount of the death benefit immediately prior to the commencement of the grace period.

INVESTMENTS OF THE VUL ACCOUNT
--------------------------------------------------------------------------------
PARTICIPATING INVESTMENT FUNDS

THE PHOENIX EDGE SERIES FUND

    Certain subaccounts invest in corresponding series of The Phoenix Edge Series Fund. The following series are currently available:

    PHOENIX-ABERDEEN INTERNATIONAL SERIES: The investment objective of the series is to seek a high total return consistent with reasonable risk. The series invests primarily in an internationally diversified portfolio of equity securities. It intends to reduce its risk by engaging in hedging transactions involving options, futures contracts and foreign currency transactions. The Phoenix-Aberdeen International Series provides a means for investors to invest a portion of their assets outside the United States.

    PHOENIX-ABERDEEN NEW ASIA SERIES: The investment objective of the series is to seek long-term capital appreciation. The series invests primarily in a diversified portfolio of equity securities of issuers organized and principally operating in Asia, excluding Japan.

    PHOENIX-BANKERS TRUST DOW 30 SERIES: The series seeks to track the total return of the Dow Jones Industrial AverageSM (the "DJIASM") before fund expenses.

    PHOENIX-DUFF & PHELPS REAL ESTATE SECURITIES SERIES: The investment objective of the series is to seek capital appreciation and income with approximately equal emphasis. Under normal circumstances, it invests in marketable securities of publicly traded real estate investment trusts (REITs) and companies that operate, develop, manage and/or invest in real estate located primarily in the United States.

    PHOENIX-ENGEMANN CAPITAL GROWTH SERIES: The investment objective of the series is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Engemann Capital Growth Series invests principally in common stocks of corporations believed by management to offer growth potential.

    PHOENIX-ENGEMANN NIFTY FIFTY SERIES: The investment objective of the series is to seek long-term capital appreciation by investing in approximately 50 different securities which offer the best potential for long-term growth of capital. At least 75% of the series' assets will be invested in common stocks of high quality growth companies. The remaining portion will be invested in common stocks of small corporations with rapidly growing earnings per share or common stocks believed to be undervalued.

    PHOENIX-FEDERATED U.S. GOVERNMENT BOND SERIES:
The investment objective of the series is to maximize total return by investing primarily in debt obligations of the U.S. Government, its agencies and instrumentalities.

    PHOENIX-GOODWIN MONEY MARKET SERIES: The investment objective of the series is to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Goodwin Money Market Series invests exclusively in high quality money market instruments.

    PHOENIX-GOODWIN MULTI-SECTOR FIXED INCOME SERIES: The investment objective of the series is to seek long-term total return. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to achieve its investment objective by investing in a diversified portfolio of high yield and high quality fixed income securities.

    PHOENIX-HOLLISTER VALUE EQUITY SERIES: The primary investment objective of the series is long-term capital appreciation, with a secondary investment objective of current income. The Phoenix-Hollister Value Equity Series seeks to achieve its objective by investing in a diversified portfolio of common stocks that meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price.


    PHOENIX-J.P. MORGAN RESEARCH ENHANCED INDEX SERIES: The investment objective of the series is to seek high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the S&P 500. The series invests in a portfolio of undervalued common stocks and other equity securities which appear to offer growth potential and an overall volatility of return similar to that of the S&P 500.


    PHOENIX-JANUS EQUITY INCOME SERIES: The investment objective of the series is to seek current income and long-term growth of capital.

    PHOENIX-JANUS FLEXIBLE INCOME SERIES: The investment objective of the series is to seek to obtain maximum total return, consistent with preservation of capital.

    PHOENIX-JANUS GROWTH SERIES: The investment objective of the series is to seek long-term growth of capital, in a manner consistent with the preservation of capital.

    PHOENIX-MORGAN STANLEY FOCUS EQUITY SERIES: The investment objective of the series is to seek capital appreciation by investing primarily in equity securities.

    PHOENIX-OAKHURST BALANCED SERIES: The investment objective of the series is to seek reasonable income, long-term capital growth and conservation of capital. The Phoenix-Oakhurst Balanced Series invests based on combined considerations of risk, income, capital enhancement and protection of capital value.

    PHOENIX-OAKHURST GROWTH AND INCOME SERIES: The investment objective of the series is to seek dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Oakhurst Growth and Income Series seeks to achieve its objective by selecting securities primarily from equity securities of the 1,000 largest companies traded in the United States, ranked by market capitalization.

    PHOENIX-OAKHURST STRATEGIC ALLOCATION SERIES: The investment objective of the series is to realize as high a level of total return over an extended period of time as is considered consistent with prudent investment risk. The

Phoenix-Oakhurst Strategic Allocation Series invests in stocks, bonds and money market instruments in accordance with the Investment Advisor's appraisal of investments most likely to achieve the highest total return.

    PHOENIX-SCHAFER MID-CAP VALUE SERIES: The primary investment objective of the series is to seek long-term capital appreciation, with current income as the secondary investment objective. The Phoenix-Schafer Mid-Cap Value Series will invest in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value.

    PHOENIX-SENECA MID-CAP GROWTH SERIES: The investment objective of the series is to seek capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The series seeks to outperform the Standard & Poor's Mid-Cap 400 Index.

    PHOENIX-SENECA STRATEGIC THEME SERIES: The investment objective of the series is to seek long-term appreciation of capital by identifying securities benefiting from long-term trends present in the United States and abroad. The Phoenix-Seneca Strategic Theme Series invests primarily in common stocks believed to have substantial potential for capital growth.


DEUTSCHE ASSET MANAGEMENT VIT FUNDS
    A certain subaccount invests in a corresponding fund of the Funds. The following fund is currently available:


    EAFE (R) EQUITY INDEX FUND: The series seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index ("EAFE(R) Index"), which emphasizes major market stock performance of companies in Europe, Australia and the Far East. The series invests in a statistically selected sample of the securities found in the EAFE(R) Index.

FEDERATED INSURANCE SERIES

    Certain subaccounts invest in corresponding fund of the Federated Insurance Series. The following funds are currently available:

    FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II: The investment objective of the fund is to seek current income by investing primarily in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies.

    FEDERATED HIGH INCOME BOND FUND II: The investment objective of the fund is to seek high current income by investing primarily in a diversified portfolio of high-yield, lower-rated corporate bonds.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
    A certain subaccount invests in a corresponding portfolio of The Universal Institutional Funds, Inc. The following portfolio is currently available:

    TECHNOLOGY PORTFOLIO: The investment objective of the portfolio is to seek long-term capital appreciation by investing primarily in equity securities of companies that the investment advisor expects to benefit from their involvement in technology and technology-related industries.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
    Certain subaccounts invest in Class 2 Shares of a corresponding fund of the Franklin Templeton Variable Insurance Products Trust. The following funds are currently available:

    MUTUAL SHARES SECURITIES FUND: The primary investment objective of the fund is capital appreciation with income as a secondary objective. The Mutual Shares Securities Fund invests primarily in domestic equity securities that the manager believes are significantly undervalued.

    TEMPLETON ASSET STRATEGY FUND: The investment objective of the fund is a high level of total return. The Templeton Asset Strategy Fund invests in stocks of companies of any nation, bonds of companies and governments of any nation and in money market instruments. Changes in the asset mix will be made in an attempt to capitalize on total return potential produced by changing economic conditions throughout the world, including emerging market countries.

    TEMPLETON DEVELOPING MARKETS SECURITIES FUND: The investment objective of the fund is long-term capital appreciation. The Templeton Developing Markets Securities Fund invests primarily in emerging market equity securities.

    TEMPLETON GROWTH SECURITIES: The investment objective of the fund is long-term capital growth. The Templeton Growth Securities Fund invests primarily in common stocks issued by companies in various nations throughout the world, including the U.S. and emerging markets.

    TEMPLETON INTERNATIONAL SECURITIES FUND: The investment objective of the fund is long-term capital growth. The Templeton International Securities Fund invests primarily in stocks of companies located outside the United States, including emerging markets.


WANGER ADVISORS TRUST

    Certain subaccounts invest in corresponding series of the Wanger Advisors Trust. The following series are currently available:


    WANGER FOREIGN FORTY: The investment objective of the Series is to seek long-term capital growth. The Wanger Foreign Forty Series invests primarily in equity securities of foreign companies with market capitalization of $1 billion to $10 billion and focuses its investments in 40 to 60 companies in the developed markets.

    WANGER INTERNATIONAL SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger International Small Cap Series invests primarily in securities of non-U.S. companies with total common stock market capitalization of less than $1 billion.

    WANGER TWENTY: The investment objective of the series is to seek long-term capital growth. The Wanger Twenty Series invests primarily in the stocks of U.S. companies with market capitalization of $1 billion to $10 billion and ordinarily focuses its investments in 20 to 25 U.S. companies.

    WANGER U.S. SMALL CAP: The investment objective of the series is to seek long-term capital growth. The Wanger U.S. Small Cap Series invests primarily in securities of U.S. companies with total common stock market capitalization of less than $1 billion.

    Each series will be subject to market fluctuations and the risks that come with the ownership of any security, and there can be no assurance that any series will achieve its stated investment objective.

    In addition to being sold to the Account, shares of the funds also may be sold to other separate accounts of Phoenix or its affiliates or to the separate accounts of other insurance companies.


    It is possible that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the funds simultaneously. Although neither Phoenix nor the funds trustees currently foresee any such disadvantages either to variable life insurance Policyowners or to variable annuity Contract Owners, the funds' trustees intend to monitor events in order to identify any material conflicts between variable life insurance Policyowners and variable annuity Contract Owners and to determine what action, if any, should be taken in response to such conflicts. Material conflicts could, for example, result from:


[diamond]  changes in state insurance laws;

[diamond]  changes in federal income tax laws;


[diamond]  changes in the investment management of any portfolio of the funds;
           or


[diamond]  differences in voting instructions between those given by variable life insurance Policyowners and those given by variable annuity Contract Owners.

    We will, at our expense, remedy such material conflicts including, if necessary, segregating the assets underlying the variable life insurance policies and the variable annuity contracts and establishing a new registered investment company.

INVESTMENT ADVISORS
    Phoenix Investment Counsel, Inc. ("PIC") is an investment advisor to the following series in The Phoenix Edge Series Fund:

o Phoenix-Goodwin Money Market Series
o Phoenix-Goodwin Multi-Sector Fixed Income Series
o Phoenix-Hollister Value Equity Series
o Phoenix-Oakhurst Balanced Series
o Phoenix-Oakhurst Growth and Income Series
o Phoenix-Oakhurst Strategic Allocation Series

    Based on subadvisory agreements with the fund, PIC as an investment advisor delegates certain investment decisions and research functions to subadvisors for the following series:

[diamond]  Phoenix-Aberdeen International Advisors, LLC ("PAIA")
           o   Phoenix-Aberdeen International Series

[diamond]  Roger Engemann & Associates, Inc. ("Engemann")
           o   Phoenix-Engemann Capital Growth Series
           o   Phoenix-Engemann Nifty Fifty Series

[diamond]  Seneca Capital Management, LLC ("Seneca")
           o   Phoenix-Seneca Mid-Cap Growth Series
           o   Phoenix-Seneca Strategic Theme Series

    Phoenix Variable Advisors, Inc. ("PVA") is also an investment advisor to The Phoenix Edge Series Fund. Based on subadvisory agreements with the fund, PVA delegates certain investment decisions and research functions to the following subadvisors for the series listed:

[diamond]  Bankers Trust Company
           o   Phoenix-Bankers Trust Dow 30 Series

[diamond]  Federated Investment Management Company
           o   Phoenix-Federated U.S. Government Bond Series


[diamond]  J.P. Morgan Investment Management, Inc.
           o   Phoenix-J.P. Morgan Research Enhanced Index Series


[diamond]  Janus Capital Corporation
           o   Phoenix-Janus Equity Income Series
           o   Phoenix-Janus Flexible Income Series
           o   Phoenix-Janus Growth Series

[diamond]  Morgan Stanley Asset Management Inc.
           o   Phoenix-Morgan Stanley Focus Equity Series

[diamond]  Schafer Capital Management, Inc.
           o   Phoenix-Schafer Mid-Cap Value Series

    The investment advisor to the Phoenix-Duff & Phelps Real Estate Securities Series is Duff & Phelps Investment Management Co. ("DPIM").

    The investment advisor to the Phoenix-Aberdeen New Asia Series is PAIA. Pursuant to subadvisory agreements with the fund, PAIA delegates certain investment decisions and research functions with respect to the Phoenix-Aberdeen New Asia Series to PIC and Aberdeen Fund Managers, Inc.

    PIC, DPIM, Engemann and Seneca are indirect less than wholly owned subsidiaries of Phoenix. PAIA is jointly owned and managed by PM Holdings, Inc., a subsidiary of Phoenix, and by Aberdeen Fund Managers, Inc. PVA is a wholly owned subsidiary of PM Holdings, Inc.

    The other investment advisors and their respective funds are:

[diamond]  Bankers Trust Company
           o   EAFE(R) Equity Index Fund

[diamond]  Federated Investment Management Company
           o   Federated Fund for U.S. Government Securities II
           o   Federated High Income Bond Fund II


[diamond]  Franklin Mutual Advisers, LLC
           o   Mutual Shares Securities Fund

[diamond]  Morgan Stanley Asset Management Inc.
           o   Technology Portfolio

[diamond]  Templeton Asset Management, Ltd.
           o   Templeton Developing Markets Securities Fund

[diamond]  Templeton Global Advisors Limited
           o   Templeton Growth Securities Fund

[diamond]  Templeton Investment Counsel, Inc.
           o   Templeton Asset Strategy Fund
           o   Templeton International Securities Fund


[diamond]  Wanger Asset Management, L.P.
           o   Wanger Foreign Forty
           o   Wanger International Small Cap
           o   Wanger Twenty
           o   Wanger U.S. Small Cap


SERVICES OF THE ADVISORS
    The advisors continually furnish an investment program for each series and manage the investment and reinvestment of the assets of each series subject at all times to the authority and supervision of the Trustees. A detailed discussion of the investment advisors and subadvisors, and the investment advisory and subadvisory agreements, is contained in the accompanying prospectus for the funds.


REINVESTMENT AND REDEMPTION
    All dividend distributions of the fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution. Likewise, all capital gains distributions of the fund, if any, are reinvested at the net asset value on the record date. We redeem fund shares at their net asset value to the extent necessary to make payments under the policy.


SUBSTITUTION OF INVESTMENTS
    We reserve the right to make additions to, deletions from, or substitutions for the investments held by the VUL Account, subject to compliance with the law as currently applicable or as subsequently changed. In the future, we may establish additional Subaccounts within the VUL Account, each of which will invest in shares of a designated portfolio of the fund with a specified investment objective. If and when marketing needs and investment conditions warrant, and at our discretion, we may establish additional portfolios. These will be made available under existing Policies to the extent and on a basis determined by us.

    If shares of any of the portfolios of the fund should no longer be available for investment or, if in the judgment of our management, further investment in shares of any of the portfolios become inappropriate due to Policy objectives, we may then substitute shares of another mutual fund for shares already purchased, or to be purchased in the future. No substitution of mutual fund shares held by the VUL Account may take place without prior approval of the Securities and Exchange Commission and prior notice to you. In the event of a change, you will be given the option of transferring the policy value of the Subaccount in which the substitution is to occur to another Subaccount.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
GENERAL
    Charges are deducted in connection with the Policy to compensate us for:

[diamond]  our expenses in selling the Policy;

[diamond]  underwriting and issuing the Policy;

[diamond]  premium taxes incurred on the premium received;

[diamond]  providing the insurance benefits set forth in the Policy; and

[diamond]  assuming certain risks in connection with the Policy.

    The nature and amount of these charges are more fully described in sections below.

    We may reduce the sales charge or issue administration charge component of the acquisition expense allowance for Policies issued under group or sponsored arrangements. Generally, sales and administrative costs per Policy vary with the size of the group or sponsored arrangement, its stability as indicated by its term of existence and certain characteristics of its members, the purposes for which the Policies are purchased, and other factors. The amounts of any reductions will be considered on a case-by-case basis and will reflect the reduced sales or administration costs expected as a result of sales to a particular group or sponsored arrangement.

    Certain charges are deducted only once, others are deducted periodically, while certain others are deducted only if certain events occur.

    A charge is deducted monthly from the policy value under a Policy ("monthly deduction") during the first 10 policy years, to repay the acquisition expense allowance (as described below). A charge also is deducted monthly to compensate for the cost of insurance. The monthly deduction is deducted on each monthly calculation day. It is allocated among the Subaccounts of the VUL Account and the GIA based on the allocation schedule for monthly deductions specified by the applicant in the application for a Policy or as later changed by the Policyowner. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself may vary in amount from month to month.

ACQUISITION EXPENSE (ACQUISITION EXPENSE ALLOWANCE) The acquisition expense allowance consists of:

[diamond]  the sales charge;

[diamond]  issue administration charge; and

[diamond]  premium taxes.

    Charges are deducted from the issue premium and recredited by us as part of the allocation of the issue premium to the policy value on the date of issue. A monthly pro rata share of the allowance is repaid to us as part of the monthly deduction during the first 10 policy years. Any unpaid balance is fully repaid to us upon Policy lapse or full surrender.

    By deducting these charges in monthly installments instead of deducting them all at once from the issue premium, more funds are available for investment during the first 10 policy years. As a result, if the net investment factor is positive, the Policyowner will enjoy greater increases in cash value, but if the net investment factor is negative, the Policyowner will experience greater decreases in cash value.

    Additional premiums are not subject to an acquisition expense allowance (a sales or issue administration charge). However, prior to allocation of additional net premiums among the Subaccounts of the VUL Account or the GIA, additional premiums paid will be reduced by the premium tax charge and, for additional premiums paid during a grace period, by the amount needed to cover any monthly deductions made during the grace period.

PERIODIC CHARGES

MONTHLY
[diamond]  SALES CHARGE. A sales charge of 5.5% of the Issue Premium paid is assessed to compensate Phoenix for distribution expenses incurred in connection with the Policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. The sales charge in any Policy is not necessarily related to actual distribution expenses incurred in the year the Policy is issued.


[diamond]  PREMIUM TAX CHARGE. Various states (and countries and cities) impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. Currently, these taxes range from 0.75% to 4% of premiums paid. Moreover, certain municipalities and states also impose taxes on premiums paid, in addition to the state taxes imposed. The premium tax charge represents an amount we consider necessary to pay all premium taxes imposed by these taxing authorities, and we do not expect to derive a profit from this charge. Policies will be assessed a tax charge equal to 2.25% of the premiums paid. These charges are deducted from each premium payment.


[diamond]  ISSUE ADMINISTRATION CHARGE. The issue administration charge is 1% of the issue premium paid and is to compensate us for underwriting and start-up expenses in connection with issuing a Policy. Rather than deduct the full amount at once, the issue expense charge is deducted in equal monthly installments.

[diamond]  COST OF INSURANCE. Because the cost of insurance depends upon a number of variables, this charge can vary from month to month. The cost of insurance charge is equal to the applicable cost of insurance rate divided by 1,000 multiplied by the "net amount at risk" for each Policy Month. The net amount at risk for a Policy Month is

           o the death benefit on the monthly calculation day, less
           o the cash value on such day.

           Cost of insurance rates are based on the sex (in most states), attained age and risk class of the Insured. The actual monthly cost of insurance rates are based on our expectations of future experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Table with appropriate adjustment for the Insured's risk classification. Any change in the cost of insurance rates will apply to all persons of the same insurance age, sex and risk class whose Policies have been in force for the same length of time.

           The risk class of an Insured may affect the cost of insurance rate. We currently place Insureds into a standard risk class or risk classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard risk class will have a lower cost of insurance than those in the risk class with the higher mortality risk. The standard risk class also is divided into two categories: smokers and nonsmokers. Nonsmoking Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke.

DAILY
[diamond]  MORTALITY AND EXPENSE RISK CHARGE. A charge at an annual rate of .50%
           is deducted daily from the VUL Account. No portion of this charge is deducted from the GIA.

           The mortality risk assumed by us is that collectively our Insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, therefore, the total amount of death benefits that will be paid out are greater than we expected. The expense risk assumed is that expenses incurred in issuing and maintaining the Policies may exceed the limits on administrative charges set in the Policies. If the expenses do not increase to an amount in excess of the limits, or if the mortality projecting process proves to be accurate, we may profit from this charge. We also assume risks with respect to other contingencies including the incidence of Policy loans, which may cause us to incur greater costs than expected when we designed the Policies. To the extent we profit from this charge, we may use such profits for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.

CONDITIONAL CHARGES
    These are other charges that are imposed only if certain events occur.

[diamond]  PARTIAL SURRENDER FEE. In the case of a partial surrender, an additional fee is imposed. This fee is equal to 2% of the amount withdrawn but not more than $25. It is intended to recover the actual costs of processing the partial surrender request and will be deducted from each Subaccount and the GIA in the same proportion as the withdrawal is allocated. If no allocation is made at the time of the request for the partial surrender, withdrawal allocation will be made in the same manner as monthly deductions.

INVESTMENT MANAGEMENT CHARGE
    As compensation for investment management services to the Funds, the Advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each Series.

    These Fund charges and other expenses are described more fully in the accompanying Fund prospectuses.

OTHER TAXES
    Currently no charge is made to the VUL Account for federal income taxes that may be attributable to the VUL Account. We may, however, make such a charge in the future for these or any other taxes attributable to the VUL Account.

GENERAL PROVISIONS
--------------------------------------------------------------------------------
POSTPONEMENT OF PAYMENTS
    Payment of any amount may be postponed upon complete or partial surrender, Policy loan, or benefits payable at death (in excess of the initial face amount) or maturity:


[diamond]  for up to 6 months from the date of the request, for any transactions dependent upon the value of the GIA;


[diamond]  whenever the NYSE is closed other than for customary weekend and holiday closings or trading on the NYSE is restricted as determined by the SEC; or

[diamond]  whenever an emergency exists, as decided by the SEC as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the VUL Account's net assets.

    Transfers also may be postponed under these circumstances.


PAYMENT BY CHECK
    Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank.

THE CONTRACT
    The Policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the Policy. The statements are considered representations and not warranties. Only an executive officer of Phoenix can agree to change or waive any provisions of the Policy.

SUICIDE

    If the Insured commits suicide within 2 years after the Policy's date of issue, we will only pay you the cash value plus the acquisition expense, adjusted by the addition of any monthly deductions and other fees and charges, minus any debt owed to us under the Policy.


INCONTESTABILITY

    We cannot contest this Policy or any attached rider after it has been in force during the Insured's lifetime or for 2 years from the policy date.


CHANGE OF OWNER OR BENEFICIARY
    The Beneficiary, as named in the Policy application or subsequently changed, will receive the Policy benefits at the Insured's death. If the named Beneficiary dies before the Insured, the contingent Beneficiary, if named, becomes the Beneficiary. If no Beneficiary survives the Insured, the death benefit payable under the Policy will be paid to your estate.

    As long as the Policy is in force, the Policyowner and the Beneficiary may be changed in writing, satisfactory to us. A change in Beneficiary will take effect as of the date the notice is signed, whether or not the Insured is living when we receive the notice. We will not, however, be liable for any payment made or action taken before receipt of the notice.


ASSIGNMENT
    The Policy may be assigned. We will not be bound by the assignment until a written copy has been received and we will not be liable with respect to any payment made prior to receipt. We assume no responsibility for determining whether an assignment is valid.


MISSTATEMENT OF AGE OR SEX
    If the age or sex of the Insured has been misstated, the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the correct age and sex.


SURPLUS
    You may share in the divisible surplus of Phoenix to the extent decided annually by the Board of Directors. However, it is not currently expected that the Board will authorize these payments since you will be participating directly in investment results.

PAYMENT OF PROCEEDS
--------------------------------------------------------------------------------
SURRENDER AND DEATH BENEFIT PROCEEDS

    Death benefit proceeds and the proceeds of full or partial surrenders will be processed at unit values next computed after we receive the request for surrender or due proof of death, provided such request is complete and in good order. Payment of surrender or death proceeds usually will be made in one lump sum within 7 days, unless another payment option has been elected. Payment of the death proceeds, however, may be delayed if the claim for payment of the death proceeds needs to be investigated, e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary to investigate such claims consistent with insurance practices customary in the life insurance industry.


    You may elect a payment option for payment of the death proceeds to the Beneficiary. You may revoke or change a prior election, unless such right has been waived. The Beneficiary may make or change an election before payment of the death proceeds, unless you have made an election that does not permit such further election or changes by the Beneficiary.

    A written request in a form satisfactory to us is required to elect, change or revoke a payment option.

    The minimum amount of surrender or death benefit proceeds that may be applied under any payment option is $1,000.

    If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any remaining proceeds will remain under the option elected.

PAYMENT OPTIONS
    All or part of the surrender or death proceeds of a Policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.


OPTION 1--LUMP SUM Payment in one lump sum.

OPTION 2--LEFT TO EARN INTEREST

    A payment of interest during the payee's lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year. Upon death of the payee, payment of the principal amount along with any accrued and unpaid interest will be made to the Contingent Beneficiary.


OPTION 3--PAYMENT FOR A SPECIFIC PERIOD

    Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year. Upon the death of the named payee, the remaining payments will continue to the contingent Beneficiary as designated in the written form electing the options.


OPTION 4--LIFE ANNUITY WITH SPECIFIED PERIOD CERTAIN Equal installments are paid until the later of:


[diamond]  the death of the payee; or

[diamond]  the end of the period certain.

The first payment will be on the date of settlement.

    The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:


[diamond]  10 years;

[diamond]  20 years; or


[diamond]  until the installments paid refund the amount applied under this option.

    If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.

    If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.

OPTION 5--LIFE ANNUITY

    Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Under this option, the payee may receive only one payment, if the payee dies before the due date for the second payment; only two payments, if the payee dies before the due date for the third payment, etc.


OPTION 6--PAYMENTS OF A SPECIFIED AMOUNT

    Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year. This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.


OPTION 7--JOINT SURVIVORSHIP ANNUITY WITH 10-YEAR PERIOD CERTAIN

    This payment option is not available for death proceeds. This option is available only if the Policy is surrendered within six months of the Policy anniversary nearest the Insured's 55th, 60th or 65th birthday.

    The first payment will be on the date of settlement. Equal installments are paid until the latest of:

[diamond]  the end of the 10-year period certain;

[diamond]  the death of the Insured; or

[diamond]  the death of the other named annuitant.

    The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.

    For additional information concerning the above payment options, see the Policy.


FEDERAL INCOME TAX CONSIDERATIONS

--------------------------------------------------------------------------------
INTRODUCTION

    The ultimate effect of federal income taxes on values under the VUL Account and on the economic benefit to you or your beneficiary depends on our income tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not intended as income tax advice. For complete information on federal and state income tax considerations, a qualified income tax advisor should be consulted. No attempt is made to consider any estate and inheritance taxes, or any state, local or other income tax laws. Because the discussion herein is based upon our understanding of federal income tax laws as they are currently interpreted, we cannot guarantee the tax status of any Policy. The Internal Revenue Service ("IRS") makes no representation regarding the likelihood of continuation of current federal income tax laws, U.S. Treasury regulations or of the current interpretations. We reserve the right to make changes to the Policy to assure that it will continue to qualify as a life insurance contract for federal income tax purposes.

PHOENIX'S INCOME TAX STATUS

    We are taxed as a life insurance company under the Internal Revenue Code of 1986, as amended ("Code"). For federal income tax purposes, neither the VUL Account nor the GIA is a separate entity from Phoenix and their operations form a part of Phoenix.


    Investment income and realized capital gains on the assets of the VUL Account are reinvested and taken into account in determining the value of the VUL Account. Investment income of the VUL Account, including realized net capital gains, is not taxed to us. Due to our income tax status under current provisions of the Code, no charge currently will be made to the VUL Account for our federal income taxes which may be attributable to the VUL Account. We reserve the right to make a deduction for taxes if our federal income tax treatment is determined to be other than what we currently believe it to be, if changes are made affecting the income tax treatment to our variable life insurance contracts, or if changes occur in our income tax status. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the VUL Account.



POLICY BENEFITS

DEATH BENEFIT PROCEEDS
    The Policy, which is essentially a single premium policy, is a modified endowment contract within the meaning of the Code.

GENERAL
    Pursuant to Code Section 72(e), loans and other amounts received under modified endowment contracts will, in general, be taxed to the extent of accumulated income (generally, the excess of cash value over premiums paid). Policies are modified endowment contracts if they meet the definition of life insurance, but fail the 7-pay test. This test essentially provides that the cumulative amount paid under the Policy at any time during the Policy's first seven years cannot exceed the sum of the net level premiums that would have been paid on or before that time had the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

    In addition, a modified endowment contract includes any life insurance contract that is received in exchange for a modified endowment contract. Premiums paid during a policy year that are returned by Phoenix (with interest) within 60 days after the end of the policy year will not cause the Policy to fail the 7-pay test.

    Classification of the Policy as a modified endowment contract does not affect the exclusion of death benefit proceeds under the Policy from the gross income of the Beneficiary under Code Section 101(a)(1) and also does not cause the Policyowner to be deemed to be in constructive receipt of the cash value, including increments or "inside buildup" thereon. As such, the death benefit proceeds thereunder should be excludable from the gross income of the Beneficiary under Code Section 101(a)(1). Also, the Policyowner should not be deemed to be in constructive receipt of the cash value, including increments thereon. Refer to the sections below on possible taxation of amounts actually received under the Policy, from full surrender, partial surrender or loan.

REDUCTION IN BENEFITS DURING THE FIRST SEVEN YEARS
    If there is a reduction in benefits during the first seven Policy Years, the premiums are redetermined for purposes of the 7-pay test as if the Policy had originally been issued at the reduced death benefit level and the new limitation is applied to the cumulative amount paid for each of the first seven policy years.

DISTRIBUTION AFFECTED
    If a Policy fails to meet the 7-pay test, it is considered a modified endowment contract only as to distributions in the year in which the death benefit reduction takes effect and all subsequent policy years. However, distributions made in anticipation of such failure (there is a presumption that distributions made within two years prior to such failure were "made in anticipation") also are considered distributions under a modified endowment contract. If the Policy satisfies the "7-pay test," for seven years, distributions and loans will generally not be subject to the modified endowment contract rules.

FULL SURRENDER
    Upon full surrender of a Policy for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes. The full surrender of a Policy that is a modified endowment contract may result in the imposition of an additional 10% tax on any income received.

PARTIAL SURRENDER
    Since the Policy is a modified endowment contract, under Section 7702A of the Code partial surrenders are fully taxable to the extent of income in the Policy and are possibly subject to an additional 10% tax. We suggest you consult with your tax advisor in advance of a partial surrender as to the portion, if any, which would be subject to tax, and in addition as to the impact such partial surrender might have under the new rules affecting modified endowment contracts.

LOANS
    We believe that any loan received under a Policy will be treated as your indebtedness. Since the Policy is a modified endowment contract, loans are fully taxable to the extent of income in the Policy and possibly will be subject to an additional 10% tax.

    The deductibility by a Policyowner of loan interest under a Policy may be limited under Code Section 264, depending on the circumstances. A Policyowner intending to fund premium payments through borrowing should consult a tax advisor with respect to the tax consequences thereof. Under the "personal" interest limitation provisions of the Code, interest on Policy loans used for personal purposes is not tax deductible. Other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

BUSINESS-OWNED POLICIES
    If a business or a corporation owns the Policy, the Code may impose additional restrictions. The Code limits the interest deduction on business-owned Policy loans and may impose tax upon the inside build-up of corporate-owned life insurance policies through the corporate alternative minimum tax.

PENALTY TAX
    Any amounts taxable under the modified endowment contract rule will be subject to an additional 10% excise tax, with certain exceptions. This additional tax will not apply in the case of distributions that are:

[diamond]  made on or after the taxpayer attains age 59 1/2;

[diamond]  attributable to the taxpayer's disability (within the meaning of Code
           Section 72(m)(7)); or

[diamond]  part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his Beneficiary.


MATERIAL CHANGE RULES
    Any determination of whether the Policy meets the 7-pay test will begin again any time the Policy undergoes a "material change," which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, with the following 2 exceptions.

[diamond]  First, if an increase is attributable to premiums paid "necessary to fund" the lowest death benefit and qualified additional benefits payable in the first 7 policy years or to the crediting of interest or dividends with respect to these premiums, the "increase" does not constitute a material change.


[diamond]  Second, to the extent provided in regulations, if the death benefit or qualified additional benefit increases as a result of a cost-of-living adjustment based on an established broad-based index specified in the Policy, this does not constitute a material change if:

           o the cost-of-living determination period does not exceed the remaining premium payment period under the Policy; and
           o the cost-of-living increase is funded ratably over the remaining premium payment period of the Policy.

    A reduction in death benefits is not considered a material change unless accompanied by a reduction in premium payments.


    A material change may occur at any time during the life of the Policy (within the first 7 years or thereafter), and future taxation of distributions or loans would depend upon whether the Policy satisfied the applicable 7-pay test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.


SERIAL PURCHASE OF MODIFIED ENDOWMENT CONTRACTS

    All modified endowment contracts issued by the same insurer (or affiliated companies of the insurer) to the same Policyowner within the same calendar year will be treated as one modified endowment contract in determining the taxable portion of any loans or distributions made to the Policyowner. The U.S. Treasury ("Treasury") has been given specific legislative authority to issue regulations to prevent the avoidance of the new distribution rules for modified endowment contracts. A qualified tax advisor should be consulted about the tax consequences of the purchase of more than one modified endowment contract within any calendar year.


LIMITATIONS ON UNREASONABLE MORTALITY AND EXPENSE CHARGES
    The Code imposes limitations on unreasonable mortality and expense charges for purposes of ensuring that a Policy qualifies as a life insurance contract for federal income tax purposes. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the Policy, unless Treasury regulations prescribe a higher level of charge.

    In addition, the expense charges taken into account under the guideline premium test are required to be reasonable, as defined by the Treasury regulations. We will comply with the limitations for calculating the premium we are permitted to receive from you.

QUALIFIED PLANS
    A Policy may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the Policy in conjunction with a qualified plan until you have consulted a competent pension consultant or tax advisor.

DIVERSIFICATION STANDARDS
    To comply with the Diversification Regulations under Code Section 817(h), ("Diversification Regulations") each Series of the Fund is required to diversify its investments. The Diversification Regulations generally require that on the last day of each calendar quarter the Series assets be invested in no more than:

[diamond]  55% in any 1 investment

[diamond]  70% in any 2 investments

[diamond]  80% in any 3 investments

[diamond]  90% in any 4 investments

    A "look-through" rule applies to treat a pro rata portion of each asset of a Series as an asset of the VUL Account; therefore, each Series of the Fund will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

    The general diversification requirements are modified if any of the assets of the VUL Account are direct obligations of the Treasury. In this case, there is no limit on the investment that may be made in Treasury securities, and for purposes of determining whether assets other than Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the VUL Account's investment in Treasury securities. Notwithstanding this modification of the general diversification requirements, the portfolios of the Funds will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts that must comply with these standards.

    In connection with the issuance of the Diversification Regulations, the Treasury announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. It is possible that a revenue ruling or other form of administrative pronouncement in this regard may be issued in the near future. It is not clear, at this time, what such a revenue ruling or other pronouncement will provide. It is possible that the Policy may need to be modified to comply with such future Treasury announcements. For these reasons, we reserve the right to modify the Policy, as necessary, to prevent you from being considered the owner of the assets of the VUL Account.

    We intend to comply with the Diversification Regulations to assure that the Policies continue to qualify as a life insurance contract for federal income tax purposes.

CHANGE OF OWNERSHIP OR INSURED OR ASSIGNMENT
    Changing the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances. Code Section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the Policies relate to the same Insured. If the surrendered Policy is subject to a policy loan, this may be treated as the receipt of money on the exchange. We recommend that any person contemplating such actions seek the advice of a qualified tax consultant.

OTHER TAXES
    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary. We do not make any representations or guarantees regarding the tax consequences of any Policy with respect to these types of taxes.

VOTING RIGHTS
--------------------------------------------------------------------------------
    We will vote the Funds' shares held by the Subaccounts at any regular and special meetings of shareholders of the Funds. To the extent required by law, such voting will be pursuant to instructions received from you. However, if the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, we decide that we are permitted to vote the Funds' shares at our own discretion, we may elect to do so.

    The number of votes that you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.

    Funds' shares held in a Subaccount for which no timely instructions are received, and Funds' shares which are not otherwise attributable to Policyowners, will be voted by Phoenix in proportion to the voting instructions that are received with respect to all Policies participating in that Subaccount. Instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast by Phoenix.

    You will receive proxy materials, reports and other materials related to the Funds.

    We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of one or more of the portfolios of the Funds or to approve or disapprove an investment advisory contract for the Funds. In addition, Phoenix itself may disregard voting instructions in favor of changes initiated by a Policyowner in the investment policies or the Investment Advisor of the Funds if Phoenix reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we decide that the change would have an adverse effect on the General Account because the proposed investment policy for a Series may result in overly speculative or unsound investments. In the event Phoenix does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policyowners.

PHOENIX
    You (or the payee entitled to payment under a payment option if a different person) will have the right to vote at annual meetings of all Phoenix policyholders for the election of members of the Board of Directors of Phoenix and on other corporate matters, if any, where a policyholder's vote is taken. At meetings of all the Phoenix policyholders, you (or payee) may cast only one vote as the holder of a Policy, irrespective of policy value or the number of the Policies you hold.

THE DIRECTORS AND
EXECUTIVE OFFICERS OF PHOENIX
--------------------------------------------------------------------------------
    Phoenix is managed by its Board of Directors. The following are the Directors and Executive Officers of Phoenix:

DIRECTORS                      PRINCIPAL OCCUPATION
   Sal H. Alfiero              Chairman and Chief Executive
                               Officer, Mark IV Industries, Inc.
                               Amherst, New York

   John C. Bacot               Chairman and Chief Executive
                               Officer, The Bank of New York
                               New York, New York

   Arthur P. Byrne             Chairman, President and Chief
                               Executive Officer,
                               The Wiremold Company
                               West Hartford, Connecticut

   Richard N. Cooper           Professor of International
                               Economics, Harvard University;
                               Cambridge, Massachusetts; formerly
                               Chairman, National Intelligence
                               Council, Central Intelligence Agency
                               McLean, Virginia

   Gordon J. Davis, Esq.       Partner, LeBoeuf, Lamb, Greene &
                               MacRae; formerly Partner, Lord, Day
                               & Lord, Barret Smith
                               New York, New York

   Robert W. Fiondella         Chairman of the Board and Chief
                               Executive Officer, Phoenix Home
                               Life Mutual Insurance Company
                               Hartford, Connecticut


   John E. Haire               President, The Fortune Group
                               New York, New York


   Jerry J. Jasinowski         President, National Association of
                               Manufacturers
                               Washington, D.C.

   John W. Johnstone           Chairman, Governance & Nominating
                               Committees, Arch Chemicals, Inc.,
                               Westport, Connecticut, formerly
                               Chairman, President and Chief
                               Executive Officer, Olin Corporation
                               Norwalk, Connecticut

   Marilyn E. LaMarche         Limited Managing Director,
                               Lazard Freres & Company, L.L.C.
                               New York, New York

   Philip R. McLoughlin        Executive Vice President and Chief
                               Investment Officer, Phoenix Home
                               Life Mutual Insurance Company
                               Hartford, Connecticut

   Indra K. Nooyi              Senior Vice President,
                               PepsiCo, Inc.
                               Purchase, New York

   Robert F. Vizza             President and Chief Executive
                               Officer, St. Francis Hospital
                               Roslyn, New York

   Robert G. Wilson            Retired, formerly Chairman and
                               Chief Executive Officer,
                               Ecologic Waste Services, Inc.
                               Miami, Florida

   Dona D. Young               President, Individual Insurance and
                               General Counsel, Phoenix Home Life
                               Mutual Insurance Company Hartford,
                               Connecticut

   EXECUTIVE OFFICERS          PRINCIPAL OCCUPATION
   Robert W. Fiondella         Chairman of the Board and
                               Chief Executive Officer

   Dona D. Young               President

   Philip R. McLoughlin        Executive Vice President and
                               Chief Investment Officer

   Carl T. Chadburn            Executive Vice President

   David W. Searfoss           Executive Vice President and
                               Chief Financial Officer

   Nathaniel C. Brinn          Senior Vice President,
                               Strategic Development

   Martin J. Gavin             Senior Vice President,
                               Trust Operations

   Randall C. Giangiulio       Senior Vice President,
                               Group Life and Health

   Michael J. Gilotti          Senior Vice President

   Edward P. Hourihan          Senior Vice President,
                               Information Systems

   Joseph E. Kelleher          Senior Vice President,
                               Underwriting and Operations

   Robert G. Lautensack, Jr.   Senior Vice President,
                               Individual Financial

   Maura L. Melley             Senior Vice President,
                               Public Affairs

   Charles L. Olsen            Senior Vice President

   Robert E. Primmer           Senior Vice President,
                               Individual Distribution

   Tracy L. Rich               Senior Vice President,
                               General Counsel

   Joel D. Sanders             Senior Vice President,
                               Group Sales and Marketing

   Frederick W. Sawyer, III    Senior Vice President

   Jack F. Solan, Jr.          Senior Vice President,
                               Strategic Development

   Simon Y. Tan                Senior Vice President,
                               Individual Market and Product
                               Development

   Anthony J. Zeppetella       Senior Vice President,
                               Corporate Portfolio Management

   Walter H. Zultowski         Senior Vice President, Marketing
                               and Market Research; formerly
                               Senior Vice President,
                               LIMRA International,
                               Hartford, Connecticut

    The above listing reflects positions held at Phoenix during the last five years.


SAFEKEEPING OF THE VUL ACCOUNT'S ASSETS
--------------------------------------------------------------------------------
    We hold the assets of the VUL Account. The assets of the VUL Account are kept physically segregated and held separate and apart from our General Account. We maintain records of all purchases and redemptions of shares of the Funds.

SALES OF POLICIES
--------------------------------------------------------------------------------
    Policies may be purchased from registered representatives of W.S. Griffith & Co., Inc. ("WSG"), a New York corporation incorporated on August 7, 1970, licensed to sell Phoenix insurance policies as well as policies, annuity contracts and funds of companies affiliated with Phoenix. WSG, an indirect subsidiary of Phoenix, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. PEPCO serves as national distributor of the Policies. PEPCO is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), in which Phoenix owns a majority interest.

    Policies also may be purchased from other broker-dealers registered under the 1934 Act whose representatives are authorized by applicable law to sell Policies under terms of agreements provided by PEPCO. Sales commissions will be paid to registered representatives on purchase payments we receive under these Policies. Phoenix will pay a maximum total sales commission of 50% of premiums to PEPCO. To the extent that the sales charge under the Policies is less than the sales commissions paid with respect to the Policies, we will pay the shortfall from our General Account assets, which will include any profits we may derive under the Policies.

STATE REGULATION
--------------------------------------------------------------------------------
    We are subject to the provisions of New York insurance laws applicable to stock life insurance companies and to regulation and supervision by the New York Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

    State regulation of Phoenix includes certain limitations on the investments which we may make, including investments for the VUL Account and the GIA. This regulation does not include, however, any supervision over the investment policies of the VUL Account.

REPORTS
--------------------------------------------------------------------------------
    All Policyowners will be furnished with those reports required by the 1940 Act and related regulations or by any other applicable law or regulation.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
    The VUL Account is not engaged in any litigation. We are not involved in any litigation that would have a material adverse effect on our ability to meet our obligations under the Policies.

LEGAL MATTERS
--------------------------------------------------------------------------------
    Edwin L. Kerr, Counsel of Phoenix Home Life Mutual Insurance Company, has passed upon the organization of Phoenix, its authority to issue variable life insurance Policies and the validity of the Policy, and upon legal matters relating to the federal securities and income tax laws for Phoenix.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------
    A Registration Statement has been filed with the SEC, under the Securities Act of 1933 ("1933 Act") with respect to the securities offered. This Prospectus is a summary of the contents of the Policy and other legal documents and does not contain all the information set forth in the Registration Statement and its exhibits. We refer you to the registration statement and its exhibits for further information concerning the VUL Account, Phoenix and the Policy.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The consolidated financial statements of Phoenix contained herein should be considered only as bearing upon Phoenix's ability to meet its obligations under the Policy, and they should not be considered as bearing on the investment performance of the VUL Account. The financial statements of the VUL Account and Phoenix are available for the period ended December 31, 1999.

PHOENIX HOME LIFE VARIABLE
UNIVERSAL LIFE ACCOUNT


FINANCIAL STATEMENTS
DECEMBER 31, 1999

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999

                                                                   ENGEMANN          GOODWIN          OAKHURST
                                                  GOODWIN          CAPITAL        MULTI-SECTOR       STRATEGIC         ABERDEEN
                                               MONEY MARKET         GROWTH        MIXED INCOME       ALLOCATION     INTERNATIONAL
                                                SUBACCOUNT        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                               --------------   ---------------   --------------   ---------------  ---------------
ASSETS
      Investments at cost................       $  1,217,660      $ 29,143,299     $  3,787,994     $  16,712,612    $   1,307,492
                                               ==============   ===============   ==============   ===============  ===============
      Investments at market..............       $  1,217,660      $ 50,586,117     $  3,448,967     $  20,590,198    $   1,881,053
                                               --------------   ---------------   --------------   ---------------  ---------------
          Total assets...................          1,217,660        50,586,117        3,448,967        20,590,198        1,881,053
LIABILITIES
      Accrued expenses to related party..                505            20,592            1,463             8,603              756
                                               --------------   ---------------   --------------   ---------------  ---------------
NET ASSETS..............................        $  1,217,155      $ 50,565,525     $  3,447,504     $  20,581,595    $   1,880,297
                                               ==============   ===============   ==============   ===============  ===============
Accumulation units outstanding..........             640,249         6,983,917        1,341,537         5,351,635          617,993
                                               ==============   ===============   ==============   ===============  ===============
Unit value..............................         $  1.901064       $  7.240281      $  2.569816      $   3.845852     $   3.042588
                                               ==============   ===============   ==============   ===============  ===============

                                                                DUFF & PHELPS        SENECA                            RESEARCH
                                                 OAKHURST        REAL ESTATE        STRATEGIC         ABERDEEN         ENHANCED
                                                 BALANCED         SECURITIES          THEME           NEW ASIA          INDEX
                                                SUBACCOUNT        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                               --------------   ---------------   --------------   ---------------  ---------------
ASSETS
      Investments at cost................        $    82,554       $    73,223      $   435,439      $    160,429     $    399,326
                                               ==============   ===============   ==============   ===============  ===============
      Investments at market..............        $   116,948       $    63,001      $   662,875      $    190,863     $    458,944
                                               --------------   ---------------   --------------   ---------------  ---------------
          Total assets...................            116,948            63,001          662,875           190,863          458,944
LIABILITIES
      Accrued expenses to related party..                 49                25              265                73              191
                                               --------------   ---------------   --------------   ---------------  ---------------
NET ASSETS..............................         $   116,899       $    62,976      $   662,610      $    190,790     $    458,753
                                               ==============   ===============   ==============   ===============  ===============
Accumulation units outstanding..........              49,538            48,481          255,342           153,259          291,793
                                               ==============   ===============   ==============   ===============  ===============
Unit value..............................         $  2.359772       $  1.298988      $  2.594988      $   1.244890     $   1.572187
                                               ==============   ===============   ==============   ===============  ===============

                                                                    SENECA          OAKHURST
                                                 ENGEMANN          MID-CAP         GROWTH AND        HOLLISTER         SCHAFER
                                                NIFTY FIFTY         GROWTH           INCOME         VALUE EQUITY    MID-CAP VALUE
                                                SUBACCOUNT        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                               --------------   ---------------   --------------   ---------------  ---------------
ASSETS
      Investments at cost................        $   222,343        $    4,610      $   210,904       $    16,522     $       -
                                               ==============   ===============   ==============   ===============  ===============
      Investments at market..............        $   288,092        $    7,172      $   243,620       $    19,198     $       -
                                               --------------   ---------------   --------------   ---------------  ---------------
          Total assets...................            288,092             7,172          243,620            19,198             -
LIABILITIES
      Accrued expenses to related party..                119                 3              101                 8             -
                                               --------------   ---------------   --------------   ---------------  ---------------
NET ASSETS..............................         $   287,973        $    7,169      $   243,519       $    19,190     $       -
                                               ==============   ===============   ==============   ===============  ===============
Accumulation units outstanding..........             183,456             4,602          188,752            15,036             -
                                               ==============   ===============   ==============   ===============  ===============
Unit value..............................         $  1.569707       $  1.557949      $  1.290156      $   1.276294     $       -
                                               ==============   ===============   ==============   ===============  ===============

                                                                    WANGER                           TEMPLETON
                                                WANGER U.S.     INTERNATIONAL       TEMPLETON        DEVELOPING
                                                 SMALL CAP        SMALL CAP       INTERNATIONAL       MARKETS        WANGER TWENTY
                                                SUBACCOUNT        SUBACCOUNT       SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
                                               --------------   ---------------   --------------   ---------------  ---------------
ASSETS
      Investments at cost................        $   421,480       $   173,712      $    63,936       $    68,011      $    60,403
                                               ==============   ===============   ==============   ===============  ===============
      Investments at market..............        $   558,736       $   339,931      $    70,657       $    86,128      $    77,738
                                               --------------   ---------------   --------------   ---------------  ---------------
          Total assets...................            558,736           339,931           70,657            86,128           77,738
LIABILITIES
      Accrued expenses to related party..                226               125               29                34               31
                                               --------------   ---------------   --------------   ---------------  ---------------
NET ASSETS..............................         $   558,510       $   339,806      $    70,628       $    86,094      $    77,707
                                               ==============   ===============   ==============   ===============  ===============
Accumulation units outstanding..........             315,445           129,520           57,039            55,383           58,277
                                               ==============   ===============   ==============   ===============  ===============
Unit value..............................         $  1.770546       $  2.623587      $  1.238257      $   1.554526     $   1.333397
                                               ==============   ===============   ==============   ===============  ===============


                       See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                    GOODWIN         ENGEMANN         GOODWIN          OAKHURST
                                                                     MONEY          CAPITAL        MULTI-SECTOR       STRATEGIC
                                                                     MARKET          GROWTH        FIXED INCOME      ALLOCATION
                                                                   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                                  -------------   -------------   ---------------   --------------
  Investment income
       Distributions.......................................         $   47,787     $   101,431       $   279,403      $   435,445
  Expenses
       Mortality, expense risk and administrative charges..              5,042         211,059            17,100           96,921
                                                                  -------------   -------------   ---------------   --------------
  Net investment income (loss) .............................            42,745        (109,628)          262,303          338,524
                                                                  -------------   -------------   ---------------   --------------
  Net realized gain (loss) from share transactions..........              -            142,567           (13,091)          13,025
  Net realized gain distribution from Fund..................              -          3,818,535              -           1,006,144
  Net unrealized appreciation (depreciation) on investment..              -          7,618,173           (79,576)         648,276
                                                                  -------------   -------------   ---------------   --------------
  Net gain (loss) on investments............................              -         11,579,275           (92,667)       1,667,445
                                                                  -------------   -------------   ---------------   --------------
  Net increase (decrease) in net assets resulting from
  operations................................................        $   42,745     $11,469,647       $   169,636     $  2,005,969
                                                                  =============   =============   ===============   ==============

                                                                                                  DUFF & PHELPS        SENECA
                                                                    ABERDEEN        OAKHURST       REAL ESTATE        STRATEGIC
                                                                  INTERNATIONAL     BALANCED        SECURITIES          THEME
                                                                   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                                  -------------   -------------   ---------------   --------------
  Investment income
       Distributions.......................................         $   38,957      $    2,771       $     3,202     $       -
  Expenses
       Mortality, expense risk and administrative charges..              8,009             569               322            2,265
                                                                  -------------   -------------   ---------------   --------------
  Net investment income (loss) .............................            30,948           2,202             2,880          (2,265)
                                                                  -------------   -------------   ---------------   --------------
  Net realized gain (loss) from share transactions..........             7,005           1,742           (1,764)           27,036
  Net realized gain distribution from Fund..................           222,523           4,067              -              79,203
  Net unrealized appreciation (depreciation) on investment..           165,847           3,947             1,081          125,434
                                                                  -------------   -------------   ---------------   --------------
  Net gain (loss) on investments............................           395,375           9,756             (683)          231,673
                                                                  -------------   -------------   ---------------   --------------
  Net increase (decrease) in net assets resulting from
  operations................................................        $  426,323      $   11,958       $     2,197      $   229,408
                                                                  =============   =============   ===============   ==============

                                                                                    RESEARCH                           SENECA
                                                                    ABERDEEN        ENHANCED         ENGEMANN          MID-CAP
                                                                    NEW ASIA         INDEX         NIFTY FIFTY         GROWTH
                                                                   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                                  -------------   -------------   ---------------   --------------
  Investment income
       Distributions.......................................         $    1,322      $    3,212       $      -         $      -
  Expenses
       Mortality, expense risk and administrative charges..                452           1,575               717               75
                                                                  -------------   -------------   ---------------   --------------
  Net investment income (loss) .............................               870           1,637              (717)             (75)
                                                                  -------------   -------------   ---------------   --------------
  Net realized gain (loss) from share transactions..........           (12,803)         15,360               386            4,095
  Net realized gain distribution from Fund..................              -             22,408              -                 172
  Net unrealized appreciation (depreciation) on investment..            42,949          18,458            51,855              679
                                                                  -------------   -------------   ---------------   --------------
  Net gain (loss) on investments............................            30,146          56,226            52,241            4,946
                                                                  -------------   -------------   ---------------   --------------
  Net increase (decrease) in net assets resulting from
  operations................................................        $   31,016      $   57,863       $    51,524       $    4,871
                                                                  =============   =============   ===============   ==============


                       See Notes to Financial Statements

                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                   (CONTINUED)

                                                                  OAKHURST
                                                                 GROWTH AND        HOLLISTER          SCHAFER         WANGER U.S.
                                                                   INCOME         VALUE EQUITY     MID-CAP VALUE       SMALL CAP
                                                                 SUBACCOUNT        SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                               ----------------  ---------------   ---------------   --------------
Investment income
      Distributions.....................................           $     1,276       $       70        $        8      $      -
Expenses
      Mortality, expense risk and administrative charges                 1,080              120                29            2,716
                                                               ----------------  ---------------   ---------------   --------------
Net investment income (loss) ..........................                    196              (50)              (21)          (2,716
                                                               ----------------  ---------------   ---------------   --------------
Net realized gain (loss) from share transactions.......                    608            1,877            (1,793)          10,805
Net realized gain distribution from Fund...............                  2,869            1,055              -              51,242
Net unrealized appreciation (depreciation) on investment                28,536            2,318             1,156           57,889
                                                               ----------------  ---------------   ---------------   --------------
Net gain (loss) on investments.........................                                                          )
                                                                        32,013            5,250              (637          119,936
                                                               ----------------  ---------------   ---------------   --------------
Net increase (decrease) in net assets resulting from
operations.............................................           $     32,209      $     5,200       $      (658)     $   117,220
                                                                 ==============   =============   ===============   ==============

                                                                   WANGER                            TEMPLETON
                                                                INTERNATIONAL      TEMPLETON         DEVELOPING         WANGER
                                                                  SMALL CAP      INTERNATIONAL        MARKETS           TWENTY
                                                                 SUBACCOUNT        SUBACCOUNT        SUBACCOUNT      SUBACCOUNT(1)
                                                               ----------------  ---------------   ---------------   --------------
Investment income
      Distributions.....................................           $     1,717      $     1,511        $      131      $      -
Expenses
      Mortality, expense risk and administrative charges                   801              312               240              256
                                                               ----------------  ---------------   ---------------   --------------
Net investment income (loss) ..........................                    916            1,199              (111)            (256
                                                               ----------------  ---------------   ---------------   --------------
Net realized gain (loss) from share transactions.......                  4,949              163              (154)             105
Net realized gain distribution from Fund...............                   -               5,622              -                -
Net unrealized appreciation (depreciation) on investment               154,358            6,124            17,919           17,335
                                                               ----------------  ---------------   ---------------   --------------
Net gain (loss) on investments.........................                159,307           11,909            17,765           17,440
                                                               ----------------  ---------------   ---------------   --------------
Net increase (decrease) in net assets resulting from
operations.............................................           $    160,223      $    13,108      $     17,654      $    17,184
                                                                 ==============   =============   ===============   ==============

(1) From inception February 23, 1999 to December 31, 1999



                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                                                                                     ENGEMANN         GOODWIN
                                                                                GOODWIN MONEY         CAPITAL        MULTI-SECTOR
                                                                                   MARKET             GROWTH        FIXED INCOME
                                                                                 SUBACCOUNT         SUBACCOUNT       SUBACCOUNT
                                                                               ---------------   ---------------  ---------------
FROM OPERATIONS
      Net investment income (loss) ..........................                     $    42,745      $   (109,628)    $    262,303
      Net realized gain (loss) ..............................                            -            3,961,102)         (13,091
      Net unrealized appreciation (depreciation) ............                            -            7,618,173          (79,576)
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) resulting from operations......                          42,745        11,469,647          169,636
                                                                               ---------------   ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits...................................                         486,060            10,423           35,713
      Participant transfers..................................                          61,006          (363,154)        (140,491)
      Participant withdrawals................................                        (173,778)       (1,159,655)        (173,638)
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) in net assets resulting
          from participant transactions.....................                          373,288        (1,512,386)        (278,416)
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) in net assets ..............                            416,033         9,957,261         (108,780)
NET ASSETS
      Beginning of period....................................                         801,122        40,608,264        3,556,284
                                                                               ---------------   ---------------  ---------------
      End of period..........................................                   $   1,217,155     $  50,565,525    $   3,447,504
                                                                               ===============   ===============  ===============

                                                                                  OAKHURST
                                                                                 STRATEGIC          ABERDEEN         OAKHURST
                                                                                 ALLOCATION      INTERNATIONAL       BALANCED
                                                                                 SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                                               ---------------   ---------------  ---------------
FROM OPERATIONS
      Net investment income (loss) ..........................                    $    338,524       $    30,948      $     2,202
      Net realized gain (loss) ..............................                       1,019,169           229,528            5,809
      Net unrealized appreciation (depreciation) ............                         648,276           165,847            3,947
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) resulting from operations......                       2,005,969           426,323           11,958
                                                                               ---------------   ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits...................................                             274              -                -
      Participant transfers..................................                        (156,475)          (36,837)            -
      Participant withdrawals................................                        (442,572)          (45,710)          (8,730)
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) in net assets resulting
          from participant transactions.....................                         (598,773)          (82,547)          (8,730)
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) in net assets..................                       1,407,196           343,776            3,228
NET ASSETS
      Beginning of period....................................                      19,174,399         1,536,521          113,671
                                                                               ---------------   ---------------  ---------------
      End of period..........................................                   $  20,581,595     $   1,880,297     $    116,899
                                                                               ===============   ===============  ===============

                                                                               DUFF & PHELPS         SENECA
                                                                                REAL ESTATE        STRATEGIC         ABERDEEN
                                                                                 SECURITIES          THEME           NEW ASIA
                                                                                 SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
                                                                               ---------------   ---------------  ---------------
FROM OPERATIONS
      Net investment income (loss)...........................                     $     2,880      $     (2,265)      $      870
      Net realized gain (loss)...............................                          (1,764)          106,239          (12,803)
      Net unrealized appreciation (depreciation).............                           1,081           125,434           42,949
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) resulting from operations......                           2,197           229,408           31,016
                                                                               ---------------   ---------------  ---------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits...................................                            -                 -                -
      Participant transfers..................................                          (7,385)          123,557          132,907
      Participant withdrawals................................                            (903)         (101,462)            (862)
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) in net assets resulting
          from participant transactions.....................                           (8,288)           22,095          132,045
                                                                               ---------------   ---------------  ---------------
      Net increase (decrease) in net assets..................                          (6,091)          251,503          163,061
NET ASSETS
      Beginning of period....................................                          69,067           411,107           27,729
                                                                               ---------------   ---------------  ---------------
      End of period..........................................                     $    62,976      $    662,610     $    190,790
                                                                               ===============   ===============  ===============


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                   (CONTINUED)

                                                                                  RESEARCH                          SENECA
                                                                                  ENHANCED        ENGEMANN         MID-CAP
                                                                                   INDEX         NIFTY FIFTY        GROWTH
                                                                                 SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                                               ---------------  --------------   -------------
FROM OPERATIONS
      Net investment income (loss).....................................           $     1,637      $     (717)      $     (75)
      Net realized gain (loss) ........................................                37,768             386           4,267
      Net unrealized appreciation (depreciation).......................                18,458          51,855             679
                                                                               ---------------  --------------   -------------
      Net increase (decrease) resulting from operations................                57,863          51,524           4,871
                                                                               ---------------  --------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits.............................................                  -               -               -
      Participant transfers............................................                35,494         162,034         (13,864)
      Participant withdrawals..........................................                (6,018)        (10,187)           (124)
                                                                               ---------------  --------------   -------------
      Net increase (decrease) in net assets resulting
          from participant transactions................................                29,476         151,847         (13,988)
                                                                               ---------------  --------------   -------------
      Net increase (decrease) in net assets............................                87,339         203,371          (9,117)
NET ASSETS
      Beginning of period..............................................               371,414          84,602          16,286
                                                                               ---------------  --------------   -------------
      End of period....................................................           $   458,753     $   287,973      $    7,169
                                                                               ===============  ==============   =============

                                                                                  OAKHURST                          SCHAFER
                                                                                 GROWTH AND       HOLLISTER         MID-CAP
                                                                                   INCOME       VALUE EQUITY        VALUE
                                                                                 SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                                               ---------------  --------------   -------------
FROM OPERATIONS
      Net investment income (loss) ....................................            $      196      $      (50)      $     (21)
      Net realized gain (loss) ........................................                 3,477           2,932          (1,793)
      Net unrealized appreciation (depreciation) ......................                28,536           2,318           1,156
                                                                               ---------------  --------------   -------------
      Net increase (decrease) resulting from operations................                32,209           5,200            (658)
                                                                               ---------------  --------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS

      Participant deposits.............................................                  -               -               -
      Participant transfers............................................               160,466           4,123          (6,563)
      Participant withdrawals..........................................                (2,695)           (171)            (44)
                                                                               ---------------  --------------   -------------
      Net increase (decrease) in net assets resulting
          from participant transactions................................               157,771           3,952          (6,607)
                                                                               ---------------  --------------   -------------
      Net increase (decrease) in net assets............................               189,980           9,152          (7,265)
NET ASSETS

      Beginning of period..............................................                53,539          10,038           7,265
                                                                               ---------------  --------------   -------------
      End of period....................................................           $   243,519     $    19,190        $      0
                                                                               ===============  ==============   =============

                                                                                                   WANGER
                                                                                WANGER U.S.     INTERNATIONAL     TEMPLETON
                                                                                 SMALL CAP        SMALL CAP      INTERNATIONAL
                                                                                 SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                                               ---------------  --------------   -------------
FROM OPERATIONS
      Net investment income (loss) ....................................           $    (2,716)      $     916      $    1,199
      Net realized gain (loss) ........................................                62,047           4,949           5,785
      Net unrealized appreciation (depreciation) ......................                57,889         154,358           6,124
                                                                               ---------------  --------------   -------------
      Net increase (decrease) resulting from operations................               117,220         160,223          13,108
                                                                               ---------------  --------------   -------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits.............................................                  -               -               -
      Participant transfers............................................              (121,766)         49,732            -
      Participant withdrawals..........................................                (9,011)         (2,431)         (1,111)
                                                                               ---------------  --------------   -------------
      Net increase (decrease) in net assets resulting
          from participant transactions................................              (130,777)         47,301          (1,111)
                                                                               ---------------  --------------   -------------
      Net increase (decrease) in net assets............................               (13,557)        207,524          11,997
NET ASSETS
      Beginning of period..............................................               572,067         132,282          58,631
                                                                               ---------------  --------------   -------------
      End of period....................................................           $   558,510     $   339,806      $   70,628
                                                                               ===============  ==============   =============


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1999
                                   (CONTINUED)

                                                                                   TEMPLETON
                                                                                   DEVELOPING         WANGER
                                                                                    MARKETS           TWENTY
                                                                                   SUBACCOUNT      SUBACCOUNT(1)
                                                                                ---------------   --------------
FROM OPERATIONS
      Net investment income (loss) .......................................          $      (111)      $     (256)
      Net realized gain (loss) ...........................................                 (154)             105
      Net unrealized appreciation (depreciation) .........................               17,919           17,335
                                                                                 ---------------   --------------
      Net increase (decrease) resulting from operations...................               17,654           17,184
                                                                                 ---------------   --------------
FROM ACCUMULATION UNIT TRANSACTIONS
      Participant deposits................................................                 -                -
      Participant transfers...............................................               58,912           61,018
      Participant withdrawals.............................................                 (629)            (495)
                                                                                 ---------------   --------------
      Net increase (decrease) in net assets resulting
          from participant transactions....................................              58,283           60,523
                                                                                 ---------------   --------------
      Net increase (decrease) in net assets...............................               75,937           77,707
NET ASSETS
      Beginning of period.................................................               10,157             -
                                                                                 ---------------   --------------
      End of period.......................................................          $    86,094      $    77,707
                                                                                 ===============   ==============

(1) From inception February 23, 1999 to December 31, 1999


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998


                                                                                                                      GOODWIN
                                                                         GOODWIN MONEY       ENGEMANN CAPITAL       MULTI-SECTOR
                                                                            MARKET                GROWTH            FIXED INCOME
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                        ---------------     ------------------     --------------
FROM OPERATIONS
   Net investment income (loss).....................................       $   30,653           $  (131,326)           $ 257,723
   Net realized gain (loss).........................................               --             1,574,028               16,937
   Net unrealized appreciation (depreciation).......................               --             7,944,733             (454,168)
                                                                          -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from operations..           30,653             9,387,435             (179,508)
                                                                          -------------        --------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................          486,770                88,441              126,281
   Participant transfers............................................          965,687              (693,362)             (59,435)
   Participant withdrawals..........................................       (1,189,945)           (1,369,401)             (52,100)
                                                                          -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................          262,512            (1,974,322)              14,746
                                                                          -------------        --------------         ------------
   Net increase (decrease) in net assets............................          293,165             7,413,113             (164,762)
NET ASSETS
   Beginning of period..............................................          507,957            33,195,151            3,721,046
                                                                          -------------        --------------         ------------
   End of period....................................................       $  801,122           $40,608,264           $3,556,284
                                                                          =============        ==============         ============

                                                                           OAKHURST
                                                                           STRATEGIC             ABERDEEN
                                                                          ALLOCATION          INTERNATIONAL      OAKHURST BALANCED
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                        ---------------     ------------------     --------------
FROM OPERATIONS
   Net investment income (loss).....................................       $  243,290           $    (7,050)           $   2,749
   Net realized gain (loss).........................................        1,291,740               270,554               21,219
   Net unrealized appreciation (depreciation).......................        1,781,538                63,522                 (363)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from operations..        3,316,568               327,026               23,605
                                                                         -------------        --------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................          172,594                10,726                  898
   Participant transfers............................................         (707,451)              121,752              (81,691)
   Participant withdrawals..........................................       (1,109,396)             (128,944)             (21,600)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................       (1,644,253)                3,534             (102,393)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets............................        1,672,315               330,560              (78,788)
NET ASSETS
   Beginning of period..............................................       17,502,084             1,205,961              192,459
                                                                         -------------        --------------         ------------
   End of period....................................................     $ 19,174,399          $  1,536,521          $   113,671
                                                                         =============        ==============         ============

                                                                         DUFF & PHELPS
                                                                          REAL ESTATE        SENECA STRATEGIC         ABERDEEN
                                                                          SECURITIES              THEME               NEW ASIA
                                                                          SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                                        ---------------     ------------------     --------------
FROM OPERATIONS

   Net investment income (loss).....................................       $    3,271            $   (1,470)           $     (15)
   Net realized gain (loss).........................................               82                29,584                  (53)
   Net unrealized appreciation (depreciation).......................          (23,427)              115,793               (1,944)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from operations..          (20,074)              143,907               (2,012)
                                                                         -------------        --------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................              232                12,934                   --
   Participant transfers............................................          (21,663)             (129,618)              10,000
   Participant withdrawals..........................................           (2,485)              (43,120)                (266)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................          (23,916)             (159,804)               9,734
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets............................          (43,990)              (15,897)               7,722
NET ASSETS
   Beginning of period..............................................          113,057               427,004               20,007
                                                                         -------------        --------------         ------------
   End of period....................................................       $   69,067             $ 411,107           $   27,729
                                                                         =============        ==============         ============


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   (CONTINUED)

                                                                                                                       SENECA
                                                                       RESEARCH ENHANCED         ENGEMANN             MID-CAP
                                                                             INDEX             NIFTY FIFTY             GROWTH
                                                                          SUBACCOUNT          SUBACCOUNT(1)        SUBACCOUNT(2)
                                                                        ---------------     ------------------     --------------
FROM OPERATIONS
   Net investment income (loss).....................................       $    1,511              $   (203)            $    (26)
   Net realized gain (loss).........................................           15,910                 1,379                   (4)
   Net unrealized appreciation (depreciation).......................           40,885                13,894                1,884
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from operations..           58,306                15,070                1,854
                                                                         -------------        --------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            3,734                 3,828                2,490
   Participant transfers............................................          254,523                68,638               12,002
   Participant withdrawals..........................................           (3,798)               (2,934)                 (60)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................          254,459                69,532               14,432
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets............................          312,765                84,602               16,286
NET ASSETS
   Beginning of period..............................................           58,649                     0                    0
                                                                         -------------        --------------         ------------
   End of period....................................................       $  371,414             $  84,602            $  16,286
                                                                         =============        ==============         ============

                                                                        OAKHURST GROWTH      HOLLISTER VALUE          SCHAFER
                                                                          AND INCOME              EQUITY           MID-CAP VALUE
                                                                         SUBACCOUNT(2)        SUBACCOUNT(2)        SUBACCOUNT(3)
                                                                        ---------------     ------------------     --------------
FROM OPERATIONS
   Net investment income (loss).....................................         $    102               $    13             $     (2)
   Net realized gain (loss).........................................               (7)                   (4)                  (9)
   Net unrealized appreciation (depreciation).......................            4,180                   357               (1,156)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from operations..            4,275                   366               (1,167)
                                                                         -------------        --------------         ------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            7,469                    --                   --
   Participant transfers............................................           41,999                 9,714                8,460
   Participant withdrawals..........................................             (204)                  (42)                 (28)
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................           49,264                 9,672                8,432
                                                                         -------------        --------------         ------------
   Net increase (decrease) in net assets............................           53,539                10,038                7,265
NET ASSETS

   Beginning of period..............................................                0                     0                    0
   End of period....................................................       $   53,539             $  10,038            $   7,265
                                                                         =============        ==============         ============

                                                                            WANGER                WANGER
                                                                             U.S.             INTERNATIONAL
                                                                           SMALL CAP            SMALL CAP
                                                                          SUBACCOUNT            SUBACCOUNT
                                                                        ---------------     ------------------
FROM OPERATIONS
   Net investment income (loss).....................................       $   (2,527)            $   1,036
   Net realized gain (loss).........................................           23,547                (2,560)
   Net unrealized appreciation (depreciation).......................           18,143                20,730
                                                                         -------------        --------------
   Net increase (decrease) in net assets resulting from operations..           39,163                19,206
                                                                         -------------        --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................            6,509                   142
   Participant transfers............................................          139,320               (31,046)
   Participant withdrawals..........................................         (119,121)               (2,397)
                                                                         -------------        --------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................           26,708               (33,301)
                                                                         -------------        --------------
   Net increase (decrease) in net assets............................           65,871               (14,095)
NET ASSETS
   Beginning of period..............................................          506,196               146,377
                                                                         -------------        --------------
   End of period....................................................       $  572,067             $ 132,282
                                                                         =============        ==============

(1) From inception April 28, 1998 to December 31, 1998
(2) From inception April 21, 1998 to December 31, 1998
(3) From inception March 13, 1998 to December 31, 1998


                       See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS
                     FOR THE PERIOD ENDED DECEMBER 31, 1998
                                   (CONTINUED)

                                                                                                TEMPLETON
                                                                           TEMPLETON            DEVELOPING
                                                                         INTERNATIONAL           MARKETS
                                                                         SUBACCOUNT(4)        SUBACCOUNT(5)
                                                                        ---------------     ------------------
FROM OPERATIONS
   Net investment income (loss).....................................        $     (30)             $     (7)
   Net realized gain (loss).........................................                1                    (1)
   Net unrealized appreciation (depreciation).......................              598                   199
                                                                         -------------        --------------
   Net increase (decrease) in net assets resulting from operations..              569                   191
                                                                         -------------        --------------
FROM ACCUMULATION UNIT TRANSACTIONS
   Participant deposits.............................................               --                    --
   Participant transfers............................................           58,235                10,000
   Participant withdrawals..........................................             (173)                  (34)
                                                                         -------------        --------------
   Net increase (decrease) in net assets resulting from participant
      transactions..................................................           58,062                 9,966
                                                                         -------------        --------------
   Net increase (decrease) in net assets............................           58,631                10,157
NET ASSETS
   Beginning of period..............................................                0                     0
                                                                         -------------        --------------
   End of period....................................................        $  58,631             $  10,157
                                                                         =============        ==============

(4) From inception November 23, 1998 to December 31, 1998
(5) From inception November 9, 1998 to December 31, 1998


                       See Notes to Financial Statements

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

   Phoenix Home Life Variable Universal Life Account (the "Account") is a separate investment account of Phoenix Home Life Mutual Insurance Company ("Phoenix"). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Policies offered by the Account have a death benefit, cash surrender value and loan privileges. The Account was established January 1, 1987 and currently consists of 34 Subaccounts, that invest in a corresponding series (the "Series") of The Phoenix Edge Series Fund, Wanger Advisors Trust, the Templeton Variable Products Series Fund, BT Insurance Funds Trust, Federated Insurance Series, and Morgan Stanley Dean Witter Universal Funds, Inc. (the "Funds"). As of December 31, 1999, 20 of the available 34 Subaccounts were invested in a corresponding series.

   Each Series has distinct investment objectives. The Phoenix-Goodwin Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Phoenix-Engemann Capital Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Phoenix-Goodwin Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Phoenix-Oakhurst Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments: stocks, bonds and money market instruments. The Phoenix-Aberdeen International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Phoenix-Oakhurst Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Phoenix-Duff & Phelps Real Estate Securities Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Phoenix-Seneca Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Phoenix-Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Phoenix Research Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index. The Phoenix-Engemann Nifty Fifty Series seeks to achieve long-term capital appreciation investing in approximately 50 different securities which offer the potential for long-term growth of capital. The Phoenix-Seneca Mid-Cap Growth Series seeks capital appreciation primarily through investments in equity securities of companies that have the potential for above average market appreciation. The Phoenix-Oakhurst Growth and Income Series seeks as its investment objective, dividend growth, current income and capital appreciation by investing in common stocks. The Phoenix-Hollister Value Equity Series seeks to achieve long-term capital appreciation and income by investing in a diversified portfolio of common stocks which meet certain quantitative standards that indicate above average financial soundness and intrinsic value relative to price. The Phoenix-Schafer Mid-Cap Value Series seeks to achieve long-term capital appreciation with current income as the secondary investment objective by investing in common stocks of established companies having a strong financial position and a low stock market valuation at the time of purchase which are believed to offer the possibility of increase in value. The Wanger U.S. Small Cap Series invests in growth common stock of U.S. companies with stock market capitalization of less than $1 billion. The Wanger International Small Cap Series invests in securities of non-U.S. companies with a stock market capitalization of less than $1 billion. The Templeton International Fund invests in stocks and debt obligations of companies and governments outside of the United States. The Templeton Developing Markets Fund seeks long-term capital appreciation by investing in equity securities of issuers in countries having developing markets. The Wanger Twenty Series invests in growth common stock of U.S. companies with market capitalizations of $1 billion to $10 billion, focusing its investments in 20 to 25 U.S. companies. The Wanger Foreign Forty Series invests in equity securities of foreign companies with market capitalizations of $1 billion to $10 billion, focusing its investments in 40 to 60 companies in the developed markets. The Templeton Asset Allocation Fund seeks to provide a high level of total return through a flexible investment policy. The Templeton Stock Fund is a capital growth common stock fund. The Mutual Shares Investments Fund is a capital appreciation fund with income as a secondary objective. The EAFE(R) Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International EAFE(R) Index, by investing in a statistically selected sample of the securities found in the matching fund. The Federated Fund for U.S. Government Securities II Series seeks high current income by investing in U.S. government securities, including mortgage-backed securities issued by U.S. government agencies. The Federated High Income Bond Fund II Series seeks high current income by investing in a diversified portfolio of high-yield, lower-rated corporate bonds. The Phoenix-Janus Equity Income Series seeks current income and long-term capital growth. The Phoenix-Janus Growth Series seeks long-term capital growth, consistent with the preservation of capital. The Phoenix-Janus Flexible Income Series seeks to obtain maximum total return, consistent with the preservation of capital. The Technology Portfolio seeks long-term capital appreciation by investing in equity securities involved with technology and technology-related industries. The Phoenix-Bankers Trust Dow 30 Series seeks to track the total return of the Dow Jones Industrial Average(SM) before fund expenses. The Phoenix-Federated U.S. Government Bond Series seeks to maximize total return by investing in debt obligations of the U.S. Government, its agencies and instrumentalities. The Phoenix-Morgan Stanley Focus Equity Series seeks capital appreciation by investing primarily in equity securities. Additionally, policyowners also may direct the allocation of their investments between the Account and the Guaranteed Interest Account of the general account of Phoenix.

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

   A. VALUATION OF INVESTMENTS: Investments are made exclusively in the Funds and are valued at the net asset values per share of the respective Series.

   B. INVESTMENT TRANSACTIONS AND RELATED INCOME: Investment transactions are recorded on the trade date. Realized gains and losses include capital gain distributions from the Funds as well as gains and losses on sales of shares in the Funds determined on the LIFO (last in, first out) basis.

   C. INCOME TAXES: The Account is not a separate entity from Phoenix and, under current federal income tax law, income arising from the Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

   D. DISTRIBUTIONS: Distributions from the Funds are recorded on the ex-dividend date.

   E. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   F. RECLASSIFICATION: Certain prior year amounts have been reclassified to conform with the current year presentation.

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3--PURCHASES AND SALES OF SHARES OF THE FUNDS

     Purchases and sales of shares of the Funds for the period ended December 31, 1999 aggregated the following:

SUBACCOUNT                                                                                      PURCHASES          SALES
----------                                                                                      ---------          -----
The Phoenix Edge Series Fund:
     Goodwin Money Market...................................................                  $1,442,614         $1,026,416
     Engemann Capital Growth ...............................................                   4,610,290          2,409,382
     Goodwin Multi-Sector Fixed Income .....................................                     446,850            463,024
     Oakhurst Strategic Allocation .........................................                   1,431,845            685,135
     Aberdeen International ................................................                     486,130            315,081
     Oakhurst Balanced .....................................................                       6,892              9,351
     Duff & Phelps Real Estate Securities ..................................                       6,964             12,376
     Seneca Strategic Theme ................................................                     296,984            197,848
     Aberdeen New Asia .....................................................                     161,635             28,658
     Research Enhanced Index ...............................................                     250,410            196,968
     Engemann Nifty Fifty ..................................................                     162,022             10,807
     Seneca Mid-Cap Growth .................................................                         172             14,066
     Oakhurst Growth and Income ............................................                     173,622             12,707
     Hollister Value Equity ................................................                      25,381             20,420
     Schafer Mid-Cap Value .................................................                           8              6,639
Wanger Advisors Trust:
     Wanger U.S. Small Cap .................................................                     171,897            254,151
     Wanger International Small Cap ........................................                     111,652             63,364
Templeton Variable Products Series Fund:
     Templeton International ...............................................                       7,052              1,342
     Templeton Developing Markets ..........................................                      64,039              5,840
Wanger Advisors Trust:
     Wanger Twenty .........................................................                      60,998                700

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 4--PARTICIPANT ACCUMULATION UNIT TRANSACTIONS FOR THE PERIOD ENDED DECEMBER 31, 1999 (IN UNITS)

                                                                                 SUBACCOUNT
                                         -------------------------------------------------------------------------------------------
                                                                            GOODWIN        OAKHURST
                                             GOODWIN         ENGEMANN     MULTI-SECTOR     STRATEGIC       ABERDEEN       OAKHURST
                                           MONEY MARKET   CAPITAL GROWTH  FIXED INCOME    ALLOCATION    INTERNATIONAL     BALANCED
                                           ------------   --------------  ------------    ----------    -------------     --------
Units outstanding, beginning of period.        439,537       7,236,992      1,452,115      5,519,645         650,739         53,478
Participant deposits...................        258,393           1,716         13,482             80            -              -
Participant transfers..................         35,836         (61,574)       (55,681)       (43,964)        (13,909)          -
Participant withdrawals................        (93,517)       (193,217)       (68,379)      (124,126)        (18,837)        (3,940)
                                           ------------    ------------   ------------   ------------    ------------   ------------
Units outstanding, end of period.......        640,249       6,983,917      1,341,537      5,351,635         617,993         49,538
                                           ============    ============   ============   ============    ============   ============

                                              DUFF &
                                              PHELPS           SENECA                      RESEARCH                        SENECA
                                            REAL ESTATE      STRATEGIC    ABERDEEN NEW     ENHANCED       ENGEMANN         MID-CAP
                                            SECURITIES         THEME          ASIA          INDEX        NIFTY FIFTY       GROWTH
                                           ------------   --------------  ------------    ----------    -------------     --------
Units outstanding, beginning of period.         55,433         244,317         43,139        279,279          70,855         15,148
Participant deposits...................           -               -              -              -               -              -
Participant transfers..................         (6,238)         59,616        110,917         16,673         120,301        (10,428)
Participant withdrawals................           (714)        (48,591)          (797)        (4,159)         (7,700)          (118)
                                           ------------    ------------   ------------   ------------    ------------   ------------
Units outstanding, end of period.......         48,481         255,342        153,259        291,793         183,456          4,602
                                           ============    ============   ============   ============    ============   ============

                                             OAKHURST                                                       WANGER
                                            GROWTH AND      HOLLISTER       SCHAFER        WANGER U.S.  INTERNATIONAL    TEMPLETON
                                              INCOME       VALUE EQUITY   MID-CAP VALUE     SMALL CAP     SMALL CAP    INTERNATIONAL
                                           ------------   --------------  -------------    ----------   -------------  -------------
Units outstanding, beginning of period.         48,315           9,730          8,427        402,094         113,611        58,063
Participant deposits...................           -               -              -              -               -             -
Participant transfers..................        142,651           5,489         (8,372)       (80,625)         17,601          -
Participant withdrawals................         (2,214)           (183)           (55)        (6,024)         (1,692)       (1,024)
                                           ------------    ------------   ------------   ------------    ------------  ------------
Units outstanding, end of period.......        188,752          15,036           -           315,445         129,520        57,039
                                           ============    ============   ============   ============    ============  ============

                                             TEMPLETON
                                            DEVELOPING
                                              MARKETS     WANGER TWENTY
                                           ------------   --------------
Units outstanding, beginning of period.          9,966            -
Participant deposits...................           -               -
Participant transfers..................         45,898          58,698
Participant withdrawals................           (481)           (421)
                                           ------------    ------------
Units outstanding, end of period.......         55,383          58,277
                                           ============    ============

                PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS

NOTE 5--POLICY LOANS

   Transfers are made to Phoenix's general account as a result of policy loans. Policy provisions allow policyowners to borrow up to 75% of a policy's cash value during the first three policy years and up to 90% of cash value thereafter, with interest of 8% due and payable on each policy anniversary. At the time a loan is granted, an amount equivalent to the amount of the loan is transferred from the Account to Phoenix's general account as collateral for the outstanding loan. These transfers are included in participant withdrawals in the accompanying financial statements. Amounts in the general account are credited with interest at 7.25%. Loan repayments result in a transfer of collateral back to the Account.

NOTE 6--INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

   Phoenix and its indirect, majority owned subsidiary, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Account.

   The cost of insurance is charged to each policy on a monthly basis by a withdrawal of participant units prorated among the elected Subaccounts. The amount charged to each policy depends on a number of variables including sex, age and risk class as well as the death benefit and cash value of the policy. Such costs aggregated $821,704 during the period ended December 31, 1999.

   Upon partial surrender of a policy, a surrender fee of the lesser of $25 or 2.0% of the partial surrender amount paid and a fraction of the balance of any unpaid acquisition expense allowance is deducted from the policy value and paid to Phoenix.

   PEPCO is the principal underwriter and distributor for the Account. PEPCO is reimbursed for its distribution and underwriting expenses by Phoenix.

   An acquisition expense allowance is paid to Phoenix over a ten-year period from contract inception by a withdrawal of units. The acquisition expense allowance consists of a sales load of 5.5% of the issue premium to compensate Phoenix for distribution expenses incurred, an issue administration charge of 1.0% of the issue premium to compensate Phoenix for underwriting and start-up expenses and premium taxes which currently range from 0.75% to 4.0% of premiums paid based on the state where the policyowner resides. In the event of a surrender before ten years, the unpaid balance of the acquisition expense allowance is deducted and paid to Phoenix.

   Phoenix assumes the mortality risk that insureds may live for a shorter time than projected because of inaccuracies in the projecting process and, accordingly, that an aggregate amount of death benefits greater than projected will be payable. The expense risk assumed is that expenses incurred in issuing the policies may exceed the limits on administrative charges set in the policies. In return for the assumption of these mortality and expense risks, Phoenix charges the Account an annual rate of 0.50% of the average daily net assets of the Account for mortality and expense risks assumed.

NOTE 7--DIVERSIFICATION REQUIREMENTS

   Under the provisions of Section 817(h) of the Internal Revenue Code (the "Code"), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a universal life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

   The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Phoenix believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                        REPORT OF INDEPENDENT ACCOUNTANTS



[logo] PRICEWATERHOUSECOOPERS LLP


To the Board of Directors of Phoenix Home Life Mutual Insurance Company and
   Participants of Phoenix Home Life Variable Universal Life Account:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts:
Goodwin Money Market, Engemann Capital Growth, Goodwin Multi-Sector Fixed Income, Oakhurst Strategic Allocation, Aberdeen International, Oakhurst Balanced, Duff & Phelps Real Estate Securities, Seneca Strategic Theme, Aberdeen New Asia, Research Enhanced Index, Engemann Nifty Fifty, Seneca Mid-Cap Growth, Oakhurst Growth and Income, Hollister Value Equity, Schafer Mid-Cap Value, Wanger U.S. Small Cap, Wanger International Small Cap, Templeton International, Templeton Developing Markets and Wanger Twenty (constituting the Phoenix Home Life Variable Universal Life Account, hereafter referred to as the "Account") at December 31, 1999, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1999 by correspondence with fund custodians or transfer agents, provide a reasonable basis for the opinion expressed above.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Hartford, Connecticut
March 10, 2000

PHOENIX HOME LIFE
VARIABLE UNIVERSAL LIFE ACCOUNT
Phoenix Home Life Mutual Insurance Company
One American Row
Hartford, Connecticut 06115

UNDERWRITER
Phoenix Equity Planning Corporation
P.O. Box 2200
100 Bright Meadow Boulevard
Enfield, Connecticut 06083-2200

CUSTODIANS
The Chase Manhattan Bank, N.A.
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

State Street Bank and Trust
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
100 Pearl Street
Hartford, Connecticut 06103

----------------------------

PHOENIX HOME LIFE MUTUAL
INSURANCE COMPANY
CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1999

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
TABLE OF CONTENTS
--------------------------------------------------------------------------------

Report of Independent Accountants ........................................46

Consolidated Balance Sheet at December 31, 1999 and 1998..................47

Consolidated Statement of Income, Comprehensive Income and Equity
 for the Years Ended December 31, 1999, 1998 and 1997 ....................48

Consolidated Statement of Cash Flows for the Years Ended
 December 31, 1999, 1998 and 1997 ........................................49

Notes to Consolidated Financial Statements ............................50-86

[LOGO] PRICEWATERHOUSECOOPERS

--------------------------------------------------------------------------------
                                                    PRICEWATERHOUSECOOPERS LLP
                                                    100 Pearl Street
                                                    Hartford CT 06103-4508
                                                    Telephone (860)241 7000
                                                    Facsimile (860)241 7590




                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
and Policyholders of
Phoenix Home Life Mutual Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, comprehensive income and equity and of cash flows present fairly, in all material respects, the financial position of Phoenix Home Life Mutual Insurance Company and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


As indicated in Note 20, the Company has revised the accounting for venture capital partnerships.


/S/PricewaterhouseCoopers LLP

February 15, 2000

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

                                                                                             DECEMBER 31,
                                                                                       1999               1998
                                                                                             (IN THOUSANDS)
ASSETS
Investments:
Held-to-maturity debt securities, at amortized cost                          $        1,990,169  $       1,725,439
Available-for-sale debt securities, at fair value                                     5,506,779          5,987,426
Equity securities, at fair value                                                        461,613            301,649
Mortgage loans                                                                          716,831            797,343
Real estate                                                                              92,027             91,975
Policy loans                                                                          2,042,557          2,008,259
Venture capital partnerships                                                            338,122            191,162
Other invested assets                                                                   300,474            232,131
Short-term investments                                                                  133,367            185,983
                                                                             ------------------- -----------------
Total investments                                                                    11,581,939         11,521,367

Cash and cash equivalents                                                               187,610            115,187
Accrued investment income                                                               174,894            164,812
Deferred policy acquisition costs                                                     1,306,728          1,049,934
Premiums, accounts and notes receivable                                                 119,231             61,489
Reinsurance recoverables                                                                 18,772             18,908
Property and equipment, net                                                             137,758            142,153
Goodwill and other intangible assets, net                                               593,267            477,895
Net assets of discontinued operations (Note 11)                                         187,595            283,793
Other assets                                                                             51,434             36,940
Separate account assets                                                               5,923,888          4,798,949
                                                                             ------------------  -----------------
Total assets                                                                 $       20,283,116  $      18,671,427
                                                                             ==================  =================


LIABILITIES

Policy liabilities and accruals                                              $       11,438,032  $      11,110,280
Notes payable                                                                           499,392            386,575
Deferred income taxes                                                                    86,262            116,104
Other liabilities                                                                       474,179            430,956
Separate account liabilities                                                          5,923,888          4,798,949
                                                                             ------------------- -----------------
Total liabilities                                                                    18,421,753         16,842,864
                                                                             ------------------- -----------------

Contingent liabilities (Note 18)

MINORITY INTEREST IN NET ASSETS
 OF CONSOLIDATED SUBSIDIARIES                                                           100,112             92,008
                                                                             ------------------- -----------------

EQUITY
Retained earnings                                                                     1,731,146          1,642,264
Accumulated other comprehensive income                                                   30,105             94,291
                                                                             ------------------- -----------------
Total equity                                                                          1,761,251          1,736,555

                                                                             ------------------- -----------------
Total liabilities and equity                                                 $       20,283,116  $      18,671,427
                                                                             =================== =================

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF INCOME, COMPREHENSIVE INCOME AND EQUITY
--------------------------------------------------------------------------------

                                                                                YEAR ENDED DECEMBER 31,
                                                                         1999             1998             1997
                                                                                     (IN THOUSANDS)
REVENUES
Premiums                                                             $   1,134,207   $    1,154,730   $  1,076,157
Insurance and investment product fees                                      591,786          493,415        367,540
Net investment income                                                      950,344          851,603        714,367
Net realized investment gains                                               35,675           58,202        111,043
                                                                     --------------  ---------------  ------------
 Total revenues                                                          2,712,012        2,557,950      2,269,107
                                                                     --------------  ---------------  ------------

BENEFITS AND EXPENSES
Policy benefits and increase in policy liabilities                       1,352,419        1,403,166      1,201,929
Policyholder dividends                                                     360,509          351,653        343,611
Amortization of deferred policy acquisition costs                          146,603          137,663        102,617
Amortization of goodwill and other intangible assets                        37,963           23,126          9,366
Interest expense                                                            32,659           25,911         24,300
Other operating expenses                                                   520,603          428,756        367,016
                                                                     --------------  ---------------  ------------
 Total benefits and expenses                                             2,450,756        2,370,275      2,048,839
                                                                     --------------  ---------------  ------------
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES AND MINORITY INTEREST                                 261,256          187,675        220,268
Income taxes                                                               107,881           65,046         47,241
                                                                     --------------  ---------------  ------------
INCOME FROM CONTINUING OPERATIONS
 BEFORE MINORITY INTEREST                                                  153,375          122,629        173,027

Minority interest in net income of consolidated subsidiaries                10,064           10,512         10,623
                                                                     --------------  ---------------  ------------

NET INCOME FROM CONTINUING OPERATIONS                                      143,311          112,117        162,404

DISCONTINUED OPERATIONS (NOTE 11)
Gain from operations, net of income taxes                                   17,555           25,012          7,248
Loss on disposal, net of income taxes                                      (71,984)
                                                                     --------------  ---------------  ------------
NET INCOME                                                                  88,882          137,129        169,652
                                                                     --------------  ---------------  ------------

OTHER COMPREHENSIVE (LOSS) INCOME, NET OF INCOME TAXES
Unrealized (losses) gains on securities                                    (61,246)         (46,967)        98,287
Reclassification adjustment for net realized gains
 included in net income                                                     (1,452)         (12,980)       (30,213)
Minimum pension liability adjustment                                        (1,488)          (1,526)        (2,101)
                                                                     --------------  ---------------  ------------
 Total other comprehensive (loss) income                                   (64,186)         (61,473)        65,973
                                                                     --------------  ---------------  ------------

COMPREHENSIVE INCOME                                                        24,696           75,656        235,625
                                                                     --------------  ---------------  ------------
EQUITY, BEGINNING OF YEAR - RESTATED (NOTE 20)                           1,736,555        1,660,899      1,425,274
                                                                     --------------  ---------------  ------------
EQUITY, END OF YEAR                                                  $   1,761,251   $    1,736,555   $  1,660,899
                                                                     ==============  ==============   =============

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                              YEAR ENDED DECEMBER 31,
                                                                         1999          1998           1997
                                                                                   (IN THOUSANDS)
CASH FLOW FROM CONTINUING OPERATIONS ACTIVITIES
 Net income from continuing operations                               $   143,311   $    112,117   $    162,404
 Net (loss) income from discontinued operations                          (54,429)        25,012          7,248

ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
 PROVIDED BY CONTINUING OPERATIONS :
 Net realized investment gains                                           (35,675)       (58,202)      (111,465)
 Amortization and depreciation                                            69,367         51,076         61,876
 Equity in undistributed earnings of affiliates and partnerships        (138,215)       (44,119)       (38,588)
 Deferred income taxes (benefit)                                         (14,102)           398         25,298
 (Increase) in receivables                                               (67,688)       (23,846)       (46,178)
 Increase (decrease) in deferred policy acquisition costs                  3,493        (26,945)       (44,406)
 Increase in policy liabilities and accruals                             329,660        368,528        494,462
 Increase in other assets/other liabilities, net                          53,901         58,795         54,230
 Other, net                                                                2,752          1,660          7,752
                                                                     -----------   ------------   ------------
  Net cash provided by operating activities of continuing operations     346,804        439,462        565,385
  Net cash (used for) provided by operating activities of
discontinued operations                                                 (105,537)       104,512         88,907
                                                                     -----------   ------------   ------------

CASH FLOW FROM INVESTING ACTIVITIES OF CONTINUING OPERATIONS
 Proceeds from sales, maturities or repayments
  of available-for-sale debt securities                                 1,702,889      1,322,381      1,082,132
 Proceeds from maturities or repayments of held-to-maturity debt
  securities                                                              186,710        267,746        200,946
 Proceeds from disposals of equity securities                             163,530         45,204         51,373
 Proceeds from mortgage loan maturities or repayments                     124,864        200,419        164,213
 Proceeds from sale of real estate and other invested assets               37,952        439,917        213,224
 Proceeds from distributions of venture capital partnerships               26,730         18,550          5,650
 Proceeds from sale of subsidiaries and affiliates                         15,000         16,300
 Purchase of available-for-sale debt securities                        (1,672,705)    (2,400,058)    (1,547,855)
 Purchase of held-to-maturity debt securities                            (427,472)      (585,370)      (183,371)
 Purchase of equity securities                                           (162,391)       (85,002)       (88,573)
 Purchase of subsidiaries                                                (187,621)        (6,647)      (246,400)
 Purchase of mortgage loans                                               (25,268)       (75,974)      (140,831)
 Purchase of real estate and other invested assets                        (71,407)      (134,224)       (50,599)
 Purchase of venture capital partnerships                                (108,461)       (67,200)       (39,994)
 Change in short term investments, net                                     52,616        855,117         23,135
 Increase in policy loans                                                 (34,298)       (21,532)       (59,699)
 Capital expenditures                                                     (20,505)       (25,052)       (44,380)
 Other investing activities, net                                            1,697         (6,540         (1,750)
                                                                    ------------- -------------- --------------
  Net cash used for investing activities of continuing operations        (398,140)      (241,965)      (662,779)
  Net cash provided by (used for) investing activities of
discontinued
   operations                                                             157,267       (101,532)       (93,239)
                                                                    ------------- -------------- --------------
CASH FLOW FROM FINANCING ACTIVITIES OF CONTINUING OPERATIONS
 Withdrawals of contractholder deposit funds,
  net of deposits and interest credited                                    (1,908)       (11,124)       (17,902)
 Proceeds from repayment of securities sold
  subject to repurchase agreements                                         28,398       (137,473)       137,473
 Proceeds from borrowings                                                 124,500            136        215,359
 Repayment of borrowings                                                  (11,683)       (55,589)      (243,293)
 Dividends paid to minority shareholders in consolidated                   (4,240)        (4,938)        (6,895)
 Other financing activities                                                  (361)        (5,664)        (1,250)
                                                                     ------------- -------------- --------------
  Net cash provided by (used for) financing activities of continuing
   operations                                                             134,706       (214,652)        83,492
  Net cash (used for) provided by financing activities of discontinued
   operations                                                             (62,677)        (7,739)         4,489
                                                                     ------------- -------------- --------------
NET CHANGE IN CASH AND CASH EQUIVALENTS OF CONTINUING OPERATIONS           83,370        (17,155)       (13,902)
NET CHANGE IN CASH AND CASH EQUIVALENTS OF DISCONTINUED OPERATIONS        (10,947)        (4,759)           157
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                              115,187        137,101        150,846
                                                                     ------------- -------------- --------------
CASH AND CASH EQUIVALENTS, END OF YEAR                               $    187,610  $    115,187   $     137,101
                                                                     ============= ============== ==============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net                                             $   106,372   $     44,508   $     76,167
  Interest paid on indebtedness                                      $    34,791   $     32,834   $     32,300

        The accompanying notes are an integral part of these statements.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  DESCRIPTION OF BUSINESS

    Phoenix Home Life Mutual Insurance Company and its subsidiaries (Phoenix) market a wide range of insurance and investment products and services including individual participating life insurance, term, universal and variable life insurance, annuities, and investment advisory and mutual fund distribution services. These products and services are distributed among three reportable segments: Individual, Investment Management and Corporate & Other. See Note 10 - "Segment Information."

    Additionally, in 1999, Phoenix discontinued the operations of four of its business units: the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management
    Operations and the Group Insurance Operations. See Note 11 -
    "Discontinued Operations."


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of Phoenix and significant subsidiaries. Less than majority-owned entities in which Phoenix has significant influence over operating and financial policies, and generally at least a 20% ownership interest, are reported on the equity basis.

    These consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, income taxes, contingencies and valuation allowances for investment assets are discussed throughout the Notes to Consolidated Financial Statements. Significant inter-company accounts and transactions have been eliminated. Amounts for 1998 and 1997 have been retroactively restated to account for income from venture capital partnership investments and leveraged lease investments. See Note 20 - "Prior Period Adjustments" for venture capital investment and leveraged lease investment information. Certain reclassifications have been made to the 1998 and 1997 amounts to conform with the 1999 presentation.

    VALUATION OF INVESTMENTS

    Investments in debt securities include bonds, mortgage-backed and asset-backed securities. Phoenix classifies its debt securities as either held-to-maturity or available-for-sale investments. Debt securities held-to-maturity consist of private placement bonds reported at amortized cost, net of impairments, that management intends and has the ability to hold until maturity. Debt securities available-for-sale are reported at fair value with unrealized gains or losses included in equity and consist of public bonds and preferred stocks that management may not hold until maturity. Debt securities are considered impaired when a decline in value is considered to be other than temporary.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    For the mortgage-backed and asset-backed bond portion of the debt security portfolio, Phoenix recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date, and anticipated future payments and any resulting adjustment is included in net investment income.

    Equity securities are classified as available-for-sale and are reported at fair value, based principally on their quoted market prices, with unrealized gains or losses included in equity. Equity securities are considered impaired when a decline in value is considered to be other than temporary.

    Mortgage loans on real estate are stated at unpaid principal balances, net of valuation reserves on impaired mortgages. A mortgage loan is considered to be impaired if management believes it is probable that Phoenix will be unable to collect all amounts of contractual interest and principal as scheduled in the loan agreement. An impaired mortgage loan's fair value is measured based on the present value of future cash flows discounted at the loan's observable market price or at the fair value of the collateral. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as a valuation reserve.

    Real estate, all of which is held for sale, is carried at the lower of cost or current fair value less costs to sell. Fair value for real estate is determined taking into consideration one or more of the following factors: property valuation techniques utilizing discounted cash flows at the time of stabilization including capital expenditures and stabilization costs; sales of comparable properties; geographic location of the property and related market conditions; and disposition costs.

    Policy loans are generally carried at their unpaid principal balances and are collateralized by the cash values of the related policies.

    Short-term investments are carried at amortized cost, which approximates fair value.

    Venture capital partnership and other partnership interests are carried at cost adjusted for Phoenix's equity in undistributed earnings or losses since acquisition, less allowances for other than temporary declines in value. These earnings or losses are included in investment income. Venture capital partnerships generally account for the underlying investments held in the partnerships at fair value. These investments can include public and private common and preferred stock, notes, warrants and other investments. Investments that are publicly traded are generally valued at closing market prices. Investments that are not publicly traded, which are usually subject to restrictions on resale, are generally valued at cost or at estimated fair value, as determined in good faith by the general partner after giving consideration to operating results, financial conditions, recent sales prices of issuers' securities and other pertinent information. Some general partners will discount the fair value of private investments held to reflect these restrictions. These valuations subject the earnings to volatility. Beginning in 1999, Phoenix includes equity in undistributed unrealized capital gains and losses on investments held in the venture capital partnerships in net investment income. Prior to 1999, these amounts were not recorded. Prior years have been restated to reflect this change. See Note 20
    - "Prior Period Adjustments" for additional information on venture capital partnership investments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Other invested assets include leveraged lease investments. These investments represent the net of the estimated residual value of the lease assets, rental receivables, and unearned and deferred income to be allocated over the lease term. Investment income is calculated using the interest method and is recognized only in periods in which the net investment is positive.

    Realized investment gains and losses, other than those related to separate accounts for which Phoenix does not bear the investment risk, are determined by the specific identification method and reported as a component of revenue. A realized investment loss is recorded when an investment valuation reserve is determined. Valuation reserves are netted against the asset categories to which they apply and changes in the valuation reserves are included in realized investment gains and losses. Unrealized investment gains and losses on debt securities and equity securities classified as available-for-sale are included as a component of equity, net of deferred income taxes and deferred policy acquisition costs.

    FINANCIAL INSTRUMENTS

    In the normal course of business, Phoenix enters into transactions involving various types of financial instruments including debt, investments such as debt securities, mortgage loans and equity securities, off-balance sheet financial instruments such as investment and loan commitments, financial guarantees, interest rate swaps, interest rate caps, interest rate floors and swaptions. These instruments have credit risk and also may be subject to risk of loss due to interest rate and market fluctuations.

    Phoenix enters into interest rate swap agreements to reduce market risks from changes in interest rates. Phoenix does not enter into interest rate swap agreements for trading purposes. Under interest rate swap agreements, Phoenix exchanges cashflows with another party, at specified intervals, for a set length of time based on a specified notional principal amount. Typically, one of the cash flow streams is based on a fixed interest rate set at the inception of the contract, and the other is a variable rate that periodically resets. Generally, no premium is paid to enter into the contract and no payment of principal is made by either party. The amounts to be received or paid on these swap agreements are accrued and recognized in net investment income.

    Phoenix enters into interest rate floor, interest rate cap and swaption contracts as a hedge for its assets and liabilities against substantial changes in interest rates. Phoenix does not enter into interest rate floor, interest rate cap and swaption contracts for trading purposes. Interest rate floor and interest rate cap agreements are contracts with a counterparty which require the payment of a premium and give Phoenix the right to receive over the maturity of the contract, the difference between the floor or cap interest rate and a market interest rate on specified future dates based on an underlying notional principal. Swaption contracts are options to enter into an interest rate swap transaction on a specified future date and at a specified price. Upon the exercise of a swaption, Phoenix would either receive a swap agreement at the pre-specified terms or cash for the market value of the swap. Phoenix pays the premium for these instruments on a quarterly basis over the maturity of the contract, and recognizes these payments in net investment income.

    Phoenix enters into foreign currency swap agreements to hedge against fluctuations in foreign currency exposure. Under these agreements, Phoenix agrees to exchange with another party, principal and periodic interest payments denominated in foreign currency for payments denominated in U.S. dollars. The amounts to be received or paid on these foreign currency swap agreements is recognized in net investment income. To reduce counterparty credit risks and

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    diversify counterparty exposure, Phoenix only enters into derivative contracts with highly rated financial institutions.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents includes cash on hand and money market instruments.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs (DAC) are subject to recoverability testing at the time of policy issue and loss recognition at the end of each accounting period. For individual participating life insurance policies, deferred policy acquisition costs are amortized in proportion to historical and anticipated gross margins. Deviations from expected experience are reflected in earnings in the period such deviations occur.

    For universal life insurance policies, limited pay and investment type contracts, deferred policy acquisition costs are amortized in proportion to total estimated gross profits over the expected average life of the contracts using estimated gross margins arising principally from investment, mortality and expense margins and surrender charges based on historical and anticipated experience, updated at the end of each accounting period.

    GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. These costs are amortized on a straight-line basis over periods, not exceeding 40 years, that correspond with the benefits expected to be derived from the acquisitions. Other intangible assets are amortized on a straight-line basis over their estimated lives. Management periodically reevaluates the propriety of the carrying value of goodwill and other intangible assets by comparing estimates of future undiscounted cash flows to the carrying value of assets. Assets are considered impaired if the carrying value exceeds the expected future undiscounted cash flows.

    SEPARATE ACCOUNTS

    Separate account assets and liabilities are funds maintained in accounts to meet specific investment objectives of contractholders who bear the investment risk. Investment income and investment gains and losses accrue directly to such contractholders. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of Phoenix. The assets and liabilities are carried at market value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Amounts assessed to the contractholders for management services are included in revenues.

    POLICY LIABILITIES AND ACCRUALS

    Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Policy liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to assumed rates of interest, mortality, morbidity and withdrawals. Liabilities for universal life include deposits received from customers and

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality charges.

    Liabilities for outstanding claims, losses and loss adjustment expenses are amounts estimated to cover incurred losses. These liabilities are based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

    Unearned premiums relate primarily to individual participating life insurance as well as group life, accident and health insurance premiums. The premiums are reported as earned on a pro-rata basis over the contract period. The unexpired portion of these premiums is recorded as unearned premiums.

    PREMIUM AND FEE REVENUE AND RELATED EXPENSES

    Life insurance premiums, other than premiums for universal life and certain annuity contracts, are recorded as premium revenue on a pro-rata basis over each policy year. Benefits, losses and related expenses are matched with premiums over the related contract periods. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income and mortality, administration and surrender charges assessed against the fund values during the period. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values.

    POLICYHOLDERS' DIVIDENDS

    Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in the earnings of Phoenix. The amount of policyholders' dividends to be paid is determined annually by Phoenix's board of directors. The aggregate amount of policyholders' dividends is related to the actual interest, mortality, morbidity and expense experience for the year and Phoenix's judgment as to the appropriate level of statutory surplus to be retained. At the end of the reporting period, Phoenix establishes a dividend liability for the pro-rata portion of the dividends payable on the next anniversary date of each policy. Phoenix also establishes a liability for termination dividends.

    INCOME TAXES

    Phoenix and its eligible affiliated companies have elected to file a life/nonlife consolidated federal income tax return for 1999 and prior years. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions in the percentage of eligible non-life tax losses that can be applied to offset life company taxable income.

    Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their recorded amounts for financial reporting purposes. These differences result primarily from policy liabilities and accruals, policy acquisition expenses, investment impairment reserves, reserves for postretirement benefits and unrealized gains or losses on investments.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    As a mutual life insurance company, Phoenix is required to reduce its income tax deduction for policyholder dividends by the differential earnings amount, defined as the difference between the earnings rates of stock and mutual companies applied against an adjusted base of policyholders' surplus.

    RECENT ACCOUNTING PRONOUNCEMENTS

    In June, 1999, The Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of SFAS No. 133". Because of the complexities associated with transactions involving derivative instruments and their prevalent use as hedging instruments and, because of the difficulties associated with the implementation of Statement 133, the effective date of SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" was delayed until fiscal years beginning after June 15, 2000. SFAS No. 133, initially issued on June 15, 1998, requires that all derivative instruments be recorded on the balance sheet at their fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, the type of hedge transaction. For fair-value hedge transactions in which Phoenix is hedging changes in an asset's, liability's or firm commitment's fair value, changes in the fair value of the derivative instrument will generally be offset in the income statement by changes in the hedged item's fair value. For cash-flow hedge transactions, in which Phoenix is hedging the variability of cashflows related to a variable-rate asset, liability, or a forecasted transaction, changes in the fair value of the derivative instrument will be reported in other comprehensive income. The gains and losses on the derivative instrument that are reported in other comprehensive income will be reclassified as earnings in the period in which earnings are impacted by the variability of the cash flows of the hedged item. The ineffective portion of all hedges will be recognized in current period earnings.

    Phoenix has not yet determined the impact that the adoption of SFAS 133 will have on its earnings or statement of financial position.

    Phoenix adopted SFAS No. 130, "Reporting Comprehensive Income," as of January 1, 1998. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of financial statements. This statement defines the components of comprehensive income as those items that were previously reported only as components of equity and were excluded from net income.

    In 1998, Phoenix adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." This statement supersedes SFAS No. 14, "Financial Reporting for Segments of a Business Enterprise," replacing the " industry segment" approach with the "management" approach. The management approach designates the internal organization that is used by management for making operating decisions and assessing performance as the source of Phoenix's reportable segments. The adoption of this statement did not affect the results of operations or financial position but did affect the disclosure of segment information.

    In 1998, Phoenix adopted SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits," which amends SFAS No. 87, " Employers' Accounting for Pensions," SFAS No. 88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions". The new statement revises and standardizes

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    employers' disclosures about pension and other postretirement benefit plans. Adoption of this statement did not affect the results of operations or financial position of Phoenix.

    On January 1, 1999, Phoenix adopted Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance for assessments related to insurance activities. The adoption of SOP 97-3 did not have a material impact on Phoenix's results from operations or financial position.

    On January 1, 1999, Phoenix adopted SOP 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use." SOP 98-1 provides guidance for determining when an entity should capitalize or expense external and internal costs of computer software developed or obtained for internal use. The adoption of SOP 98-1 did not have a material impact on Phoenix's results from operations or financial position.

    On January 1, 1999, Phoenix adopted SOP 98-5, "Reporting on the Costs of Start-Up Activities." SOP 98-5 requires that start-up costs capitalized prior to January 1, 1999 should be written off and any future start-up costs be expenses as incurred. The adoption of SOP 98-5 did not have a material impact on Phoenix's results from operations or financial position.

3.  SIGNIFICANT TRANSACTIONS

    DISCONTINUED OPERATIONS

    During 1999, Phoenix discontinued the operations of four of its business units; the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management Operation and the Group Insurance Operations. Disclosures concerning the financial impact of these transactions are contained in Note 11 - "Discontinued Operations."

    PFG HOLDINGS, INC.

    On October 29, 1999, PM Holdings, a wholly-owned subsidiary of Phoenix, purchased 100% of PFG Holdings, Inc. 8% cumulative preferred stock convertible into a 67% interest in common stock for $5 million in cash. In addition Phoenix has an option to purchase all the outstanding common stock during year six at a value to 80% of the appraised value of the common stock at that time. As of the statement date this option had not been executed. Since the investment represents a majority interest Phoenix has consolidated this entity for GAAP as if the preferred stock had been converted and established a minority interest for outside shareholders. The transaction resulted in goodwill of $3.8 million to be amortized over 10 years.

    PFG Holdings was formed to purchase three of The Guarantee Life Companies' operating subsidiaries: AGL Life Assurance Company, PFG Distribution Company and Philadelphia Financial Group. These subsidiaries develop, market and underwrite specialized private placement variable life and annuity products.

    AGL Life Assurance Company must maintain at least $10 million of capital and surplus to satisfy certain regulatory minimum capital requirements. PM Holdings provided financing at the purchase date of $11 million to PFG Holdings in order for AGL Life Assurance to meet this minimum requirement. The debt is an 8.34% senior secured note maturing in 2009.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    EMPRENDIMIENTO COMPARTIDO, S.A., (EMCO)

    At January 1, 1999 PM Holdings held 9.1 million shares of EMCO, representing a 35% ownership interest the Argentine financial services company that provides pension management, annuities and life insurance products. On June 23, 1999, PM Holdings became the majority owner of EMCO when it purchased
    13.9 million shares of common stock from the Banco del Suquia, S.A. for $29.5 million, plus $10.0 million for a five year covenant not-to-compete. Payment for the stock will be made in three installments: $10.0 million, 180 days from closing; $10.0 million, 360 days from closing; and $9.5 million, 540 days from closing, all subject to interest of 7.06%. The covenant was paid at the time of closing.

    In addition, EMCO purchased, for its treasury, 3.0 million shares of its outstanding common stock held by two banks. This, in combination with the purchase described above, increased PM Holdings ownership interest from 35% to 100% of the then outstanding stock.

    On November 12, 1999, PM Holdings sold 11.5 million shares (50% interest) of EMCO common stock for $40.0 million generating a pre-tax gain of $11.3 million. PM Holdings received $15.0 million in cash plus a $9.0 million two-year 8% interest bearing note, and a $16.0 million five-year 8% interest bearing note. PM Holdings uses the equity method of accounting to account for its remaining 50% interest in EMCO.

    After the sale, the remaining excess of the purchase price over the fair value of the acquired net tangible assets totaled $17.0 million. That consisted of a covenant not-to-compete of $5.0 million which is being amortized over five years and goodwill of $12.0 million which is being amortized over ten years.

    PHOENIX NEW ENGLAND TRUST

    On October 29, 1999, PM Holdings indirectly acquired 100% of the common stock of New London Trust, a banking subsidiary of Sun Life of Canada, for $30.0 million in cash. New London Trust, renamed Phoenix New England Trust, is a New Hampshire based federal savings bank that operates a trust division with assets under management of approximately $1 billion. Immediately following this acquisition, on November 1, 1999, PM Holdings sold the New London Trust's New Hampshire retail banking operations to Lake Sunapee Bank and Mascoma Savings Bank in New Hampshire and the Connecticut branches to Westbank Corporation, for a total of $25.2 million in cash. No gain or loss was recognized on this sale. PM Holdings retained the trust business and four trust offices of New London Trust, located in New Hampshire and Vermont.

    LOMBARD INTERNATIONAL ASSURANCE, S.A.

    On November 5, 1999, PM Holdings purchased 12% of the common stock of Lombard International Assurance, S.A., a Pan-European financial services company, for $29.1 million in cash. Lombard provides investment-linked insurance products to high-net-worth individuals in eight European countries. This investment is classified as equity securities in the Consolidated Balance Sheet.

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PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    PHOENIX INVESTMENT PARTNERS, LTD.

    On March 1, 1999, Phoenix Investment Partners completed its acquisition of the retail mutual fund and closed-end fund business of the New York City based Zweig Group. Under the terms of the agreement, Phoenix Investment Partners paid $135.0 million at closing and will pay up to an additional $29.0 million over the next three years based on revenue growth of the Zweig funds. The Zweig Group managed approximately $3.3 billion of assets as of December 31,1999.

    On December 3, 1998, Phoenix Investment Partners completed the sale of its 49% interest in Canadian investment firm Beutel, Goodman & Company, Ltd. for $47.0 million. Phoenix Investment Partners received $37.0 million in cash and a $10.0 million three-year interest bearing note. The transaction resulted in a before-tax gain of approximately $17.5 million. Phoenix's interest represents an after-tax realized gain of approximately $6.8 million.

    Phoenix owns approximately 60% of the outstanding Phoenix Investment Partners' common stock. In addition, Phoenix owns 45% of Phoenix Investment Partners' convertible subordinated debentures.

    ABERDEEN ASSET MANAGEMENT PLC

    On February 18, 1999, PM Holdings purchased an additional 15.1 million shares of the common stock of Aberdeen Asset Management for $29.4 million.

    As of December 31, 1999, PM Holdings owned 21% of the outstanding common stock of Aberdeen Asset Management, a Scottish asset management firm. The investment is reported on the equity basis and classified as other invested assets in the Consolidated Balance Sheet.

    DIVIDEND SCALE REDUCTION

    In consideration of the decline of interest rates in the financial markets, Phoenix's Board of Directors voted in October of 1998 to adopt a reduced dividend scale, effective for dividends payable on or after January 1, 1999. Dividends for individual participating policies were reduced 60 basis points in most cases, an average reduction of approximately 8%. The effect was a decrease of approximately $15.7 million in the policyholder dividends expense in 1998. In October 1999, Phoenix's Board of Directors voted to maintain the dividend scale for dividends payable on or after January 1, 2000.

    REAL ESTATE SALES

    On December 15, 1998, Phoenix sold 47 commercial real estate properties with a carrying value of $269.8 million, and 4 joint venture real estate partnerships with a carrying value of $10.5 million, for approximately $309 million in cash. This transaction, along with the sale of 18 other properties and partnerships during 1998, which had a carrying value of $36.7 million, resulted in pre-tax gains of approximately $67.5 million. As of December 31, 1999, Phoenix had 3 commercial real estate properties remaining with a carrying value of $42.9 million and 5 joint venture real estate partnerships with a carrying value of $49.1 million.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.  INVESTMENTS

    Information pertaining to Phoenix's investments, net investment income and realized and unrealized investment gains and losses follows:

    DEBT AND EQUITY SECURITIES

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1999 were as follows:

                                                                          GROSS           GROSS
                                                       AMORTIZED       UNREALIZED      UNREALIZED          FAIR
                                                          COST            GAINS          LOSSES           VALUE
                                                                             (IN THOUSANDS)
    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds            $       27,595    $        416    $     (1,033)  $      26,978
    Foreign government bonds                                  3,032                            (796)          2,236
    Corporate securities                                  1,776,174          12,945         (95,707)      1,693,412
    Mortgage-backed and asset-backed
     securities                                             285,387           1,361         (19,166)        267,582
                                                     ---------------  --------------  --------------  --------------

     Total held-to-maturity securities                    2,092,188          14,722        (116,702)      1,990,208
     Less: held-to-maturity securities of
      discontinued operations                               102,019             736          (5,835)         96,920
                                                     ---------------  --------------  --------------  --------------
     Total held-to-maturity securities of
      continuing operations                               1,990,169          13,986        (110,867)      1,893,288
                                                     ---------------  --------------  --------------  --------------
    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                        283,697           1,955          (6,537)        279,115
    State and political subdivision bonds                   495,860           4,765         (21,751)        478,874
    Foreign government bonds                                273,868          23,700          (3,990)        293,578
    Corporate securities                                  2,353,228          18,578        (102,773)      2,269,033
    Mortgage-backed and asset-backed
     securities                                           2,977,136          17,916        (103,264)      2,891,788
                                                     ---------------  --------------  --------------  --------------

     Total available-for-sale securities                  6,383,789          66,914        (238,315)      6,212,388
     Less: available-for-sale securities of
      discontinued operations                               725,077           7,600         (27,068)        705,609
                                                     ---------------  --------------  --------------  --------------
     Total available-for-sale securities of
      continuing operations                               5,658,712          59,314        (211,247)      5,506,779
                                                     ---------------  --------------  --------------  --------------

     TOTAL DEBT SECURITIES OF CONTINUING
     OPERATIONS                                      $    7,648,881   $      73,300    $   (322,114)  $   7,400,067
                                                     ==============   ==============   =============  =============
    EQUITY SECURITIES                                $      311,100   $     176,593    $    (24,211)  $     463,482
     Less: equity securities of discontinued
      operations                                              1,869                                           1,869
                                                     ---------------  --------------  --------------  --------------
     TOTAL EQUITY SECURITIES OF CONTINUING
      OPERATIONS                                     $      309,231   $     176,593    $    (24,211)  $     461,613
                                                     ==============   ==============   =============  =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The amortized cost and fair value of investments in debt and equity securities as of December 31, 1998 were as follows:

                                                                           GROSS          GROSS
                                                         AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                                           COST            GAINS         LOSSES           VALUE
                                                                              (IN THOUSANDS)
    DEBT SECURITIES

    HELD-TO-MATURITY:
    State and political subdivision bonds              $       10,562   $        643   $        (78)  $      11,127
    Foreign government bonds                                    3,036                          (743)          2,293
    Corporate securities                                    1,695,789         98,896        (13,823)      1,780,862
    Mortgage-backed and asset-backed
     securities                                               172,300          6,201            (12)        178,489
                                                       --------------- -------------- --------------  --------------

      Total held-to-maturity securities                     1,881,687        105,740        (14,656)      1,972,771
      Less: held-to-maturity securities of
       discontinued operations                                156,248          8,776         (1,216)        163,808
                                                       --------------- -------------- --------------  --------------
      Total held-to-maturity securities of
       continuing operations                                1,725,439         96,964        (13,440)      1,808,963
                                                       --------------- -------------- --------------  --------------

    AVAILABLE-FOR-SALE:
    U.S. government and agency bonds                          497,089         34,454           (422)        531,121
    State and political subdivision bonds                     529,977         43,622           (104)        573,495
    Foreign government bonds                                  293,968         28,814        (18,691)        304,091
    Corporate securities                                    1,993,720        110,525        (36,656)      2,067,589
    Mortgage-backed and asset-backed
     securities                                             3,121,690        110,172        (14,618)      3,217,244
                                                       --------------- -------------- --------------  --------------

      Total available-for-sale securities                   6,436,444        327,587        (70,491)      6,693,540
      Less: available-for-sale securities of
       discontinued operations                                678,992         34,558         (7,436)        706,114
                                                       --------------- -------------- --------------  --------------
      Total available-for-sale securities of
       continuing operations                                5,757,452        293,029        (63,055)      5,987,426
                                                       --------------- -------------- --------------  --------------

      TOTAL DEBT SECURITIES OF CONTINUING
       OPERATIONS                                         $ 7,482,891  $     389,993   $    (76,495)  $   7,796,389
                                                       ==============  =============   ============   =============

    EQUITY SECURITIES                                  $      223,915  $     102,018   $    (21,388)  $     304,545
      Less: equity securities of discontinued
       operations                                               2,896                                         2,896
                                                       --------------- -------------- --------------  --------------
      TOTAL EQUITY SECURITIES OF CONTINUING
       OPERATIONS                                      $      221,019  $     102,018   $    (21,388)  $     301,649
                                                       ==============  =============   ============   =============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The sale of fixed maturities held-to-maturity relate to certain securities, with amortized cost of $3.9 million, $19.6 million and $59.1 million, for the years ended December 31, 1999, 1998 and 1997, respectively, which were sold specifically due to a significant decline in the issuers' credit quality. The related realized losses, net of the sales, were $0.2 million, $0.8 million and $10.1 million in 1999, 1998 and 1997, respectively.

    The amortized cost and fair value of debt securities, by contractual sinking fund payment and maturity, as of December 31, 1999 are shown below. Actual maturity may differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or Phoenix may have the right to put or sell the obligations back to the issuers.

                                                          HELD-TO-MATURITY                AVAILABLE-FOR-SALE
                                                     AMORTIZED          FAIR           AMORTIZED          FAIR
                                                        COST           VALUE             COST             VALUE
                                                                            (IN THOUSANDS)

    Due in one year or less                        $      118,171  $      116,992    $       43,180    $     43,483
    Due after one year through five years                 583,115         564,215           534,417         532,676
    Due after five years through ten years                587,568         566,505         1,146,805       1,104,661
    Due after ten years                                   517,946         474,913         1,682,250       1,639,771
    Mortgage-backed and
     asset-backed securities                              285,388         267,583         2,977,137       2,891,797
                                                   --------------- ---------------  ----------------  --------------

    Total                                          $    2,092,188  $    1,990,208    $    6,383,789    $  6,212,388
    Less: securities of discontinued
     operations                                           102,019          96,920           725,077         705,609
                                                   --------------- ---------------  ----------------  --------------
    Total securities of continuing                 $    1,990,169  $    1,893,288    $    5,658,712    $  5,506,779
     operations                                    =============== ===============  ================  ==============



    Carrying values for investments in mortgage-backed and asset-backed securities, excluding U.S. government guaranteed investments, were as follows:


                                                                                         DECEMBER 31,
                                                                                 1999                 1998
                                                                                        (IN THOUSANDS)

    Planned amortization class                                              $      168,027     $            433,668
    Asset-backed                                                                   956,892                  910,594
    Mezzanine                                                                      194,849                  280,162
    Commercial                                                                     735,238                  641,485
    Sequential pay                                                               1,039,001                  982,576
    Pass through                                                                    77,154                  119,065
    Other                                                                            6,014                   21,994
                                                                            ---------------    ---------------------

    Total mortgage-backed and asset-backed securities                       $    3,177,175     $          3,389,544
                                                                            ===============    =====================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    MORTGAGE LOANS AND REAL ESTATE

    Phoenix's mortgage loans and real estate are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and are generally 75% of the properties' value at the time the original loan is made.

    Mortgage loans and real estate investments comprise the following property types and geographic regions:

                                             MORTGAGE LOANS                              REAL ESTATE
                                              DECEMBER 31,                               DECEMBER 31,
                                        1999                 1998                 1999                 1998
                                             (IN THOUSANDS)                             (IN THOUSANDS)
    PROPERTY TYPE:
    Office buildings             $         183,912      $        221,244     $         30,545    $         38,343
    Retail                                 208,606               203,927               14,111              36,858
    Apartment buildings                    252,947               261,894               41,744              21,553
    Industrial buildings                    82,699               121,789                                    1,600
    Other                                    2,950                19,089                8,859                  32
    Valuation allowances                   (14,283)              (30,600)              (3,232)             (6,411)
                                 ------------------    ------------------   ------------------  ------------------
    Total                        $         716,831      $        797,343     $         92,027    $         91,975
                                 ==================    ==================   ==================  =================

    GEOGRAPHIC REGION:
    Northeast                    $         149,336      $        169,368     $         59,582    $         47,709
    Southeast                              198,604               213,916                   32                  32
    North central                          164,150               176,683                  744              11,453
    South central                          105,062                98,956               21,232              22,649
    West                                   113,962               169,020               13,669              16,543
    Valuation allowances                   (14,283)              (30,600)              (3,232)             (6,411)
                                 ------------------    ------------------   ------------------  ------------------
    Total                        $         716,831      $        797,343     $         92,027    $         91,975
                                 ==================    ==================   ==================  ==================

    At December 31, 1999, scheduled mortgage loan maturities were as follows:
    2000 - $92 million; 2001 - $87 million; 2002 - $32 million; 2003 - $109 million; 2004 - $38 million; 2005 - $35 million, and $338 million thereafter. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. Phoenix refinanced $6.7 million and $2.3 million of its mortgage loans during 1999 and 1998, respectively, based on terms which differed from those granted to new borrowers.

    The carrying value of delinquent and in process of foreclosure mortgage loans at December 31, 1999 and 1998 is $6.0 million and $17.2 million, respectively. There are valuation allowances of $5.4 million and $14.7 million, respectively, on these mortgages.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT VALUATION ALLOWANCES

    Investment valuation allowances which have been deducted in arriving at investment carrying values as presented in the Consolidated Balance Sheet and changes thereto were as follows:

                                    BALANCE AT                                                      BALANCE AT
                                    JANUARY 1,            ADDITIONS           DEDUCTIONS           DECEMBER 31,
                                                                  (IN THOUSANDS)
    1999
    Mortgage loans               $         30,600     $          9,697    $         (26,014)    $          14,283
    Real estate                             6,411                  183               (3,362)                3,232
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         37,011     $          9,880    $         (29,376)    $          17,515
                                 ==================   ==================  ===================   ===================

    1998
    Mortgage loans               $         35,800     $         50,603    $         (55,803)    $          30,600
    Real estate                            28,501                5,108              (27,198)                6,411
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         64,301     $         55,711    $         (83,001)    $          37,011
                                 ==================   ==================  ===================   ===================

    1997
    Mortgage loans               $         48,399     $          6,731    $         (19,330)    $          35,800
    Real estate                            47,509                4,201              (23,209)               28,501
                                 ------------------   ------------------  -------------------   -------------------
    Total                        $         95,908     $         10,932    $         (42,539)    $          64,301
                                 ==================   ==================  ===================   ===================

    NON-INCOME PRODUCING MORTGAGE LOANS AND BONDS

    The net carrying values of non-income producing mortgage loans were $0.0 million and $15.6 million at December 31, 1999 and 1998, respectively. The net carrying value of non-income producing bonds were $0.0 million and $22.3 at December 31, 1999 and 1998, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    DERIVATIVE INSTRUMENTS

    Derivative instruments at December 31, are summarized below:

                                                               1999                            1998
                                                                         ($ IN THOUSANDS )

    Swaptions:
      Notional amount                                $             1,600,000
      Weighted average strike rate                                     5.02%
      Index rate (1)                                              10 Yr. CMS
      Fair value                                     $               (8,200)

    Interest rate floors:
      Notional amount                                $             1,210,000             $        570,000
      Weighted average strike rate                                     4.57%                        4.59%
      Index rate (1)                                        2-10 Yr. CMT/CMS                 5-10 Yr. CMT
      Fair value                                     $               (7,542)             $          1,423

    Interest rate swaps:
      Notional amount                                $               474,037             $        424,573
      Weighted average received rate                                   6.33%                        6.27%
      Weighted average paid rate                                       6.09%                        5.82%
      Fair value                                     $                 1,476             $         10,989

    Foreign currency swaps:
      Notional amount                                $                 8,074
      Weighted average received rate                                  12.04%
      Weighted average paid rate                                      10.00%
      Fair value                                     $                   213

    Interest rate caps:
      Notional amount                                $                50,000             $         50,000
      Weighted average strike rate                                     7.95%                        7.95%
      Index rate (1)                                              10 Yr. CMT                   10 Yr. CMT
      Fair value                                     $                   842             $           (96)

    (1) Constant maturity treasury yields (CMT) and constant maturity swap yields (CMS).

    The increase in net investment income related to interest rate swap contracts was $1.0 million and $2.1 million for the years ended December 31, 1999 and 1998, respectively. The decrease in net investment income related to interest rate floor, interest rate cap and swaption contracts was $2.3 million and $0.2 million for the years ended December 31, 1999 and 1998, respectively, representing quarterly premium payments on these instruments which are being paid over the life of the contracts. The estimated fair value of these instruments represent what Phoenix would have to pay or receive if the contracts were terminated.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Phoenix is exposed to credit risk in the event of nonperformance by counterparties to these financial instruments, but management of the Phoenix does not expect counterparties to fail to meet their financial obligations, given their high credit ratings. The credit exposure of these instruments is the positive fair value at the reporting date.

    Management of Phoenix considers the likelihood of any material loss on these instruments to be remote.

    VENTURE CAPITAL PARTNERSHIPS

    Phoenix invests in venture capital limited partnerships. These partnerships focus on early-stage ventures, primarily in the information technology and life science industries, as well as direct equity investments in leveraged buyouts and corporate acquisitions.

    Phoenix records its equity in the earnings of the partnerships in net investment income.

    The components of net investment income due to venture capital partnerships for the year ended December 31, were as follows:

                                                                              1999          1998          1997
                                                                                       (IN THOUSANDS)

    Operating losses                                                       $   (8,921)  $     (2,746)  $   (2,131)
    Realized gains on cash and stock distributions                             84,725         23,360       31,336
    Unrealized gains on investments held in the partnerships                   64,091         19,009        4,531
                                                                           -----------  ------------  -----------
    Total venture capital partnership net investment income                $  139,895   $     39,623   $   33,736
                                                                           ===========  ============  ===========

    OTHER INVESTED ASSETS

    Other invested assets, consisting primarily of partnership interests and equity in unconsolidated affiliates, were as follows:

                                                                                        DECEMBER 31,
                                                                                 1999                  1998
                                                                                       (IN THOUSANDS)

    Transportation and equipment leases                                   $           82,063     $          80,953
    Affordable housing partnerships                                                   22,247                10,854
    Investment in Aberdeen Asset Management                                           99,074                72,257
    Investment in EMCO of Argentina                                                   13,423                10,681
    Investment in other affiliates                                                    12,389                12,706
    Seed money in separate accounts                                                   33,279                26,587
    Other partnership interests                                                       41,953                22,697
                                                                          -------------------   -------------------

    Total other invested assets                                           $          304,428     $         236,735
    Less: other invested assets of discontinued operations                             3,954                 4,604
                                                                          -------------------   -------------------
    Total other invested assets of continuing operations                  $          300,474     $         232,131
                                                                          ===================   ===================

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    NET INVESTMENT INCOME

    The components of net investment income for the year ended December 31, were as follows:

                                                                          1999           1998           1997
                                                                                    (IN THOUSANDS)

    Debt securities                                                   $    641,076     $  598,892    $   509,702
    Equity securities                                                        8,272          6,469          4,277
    Mortgage loans                                                          66,285         83,101         85,662
    Policy loans                                                           148,998        146,477        122,562
    Real estate                                                              9,716         38,338         18,939
    Leveraged leases                                                         2,202          2,746          2,692
    Venture capital partnerships                                           139,895         39,623         33,736
    Other invested assets                                                    2,544          1,750          2,160
    Short-term investments                                                  22,543         23,825         18,768
                                                                      -------------   ------------  -------------

    Sub-total                                                            1,041,531        941,221        798,498
    Less investment expenses                                                23,505         23,328         22,621
                                                                      -------------   ------------  -------------

    Net investment income                                             $  1,018,026     $  917,893    $   775,877
    Less: net investment income of discontinued operations                  67,682         66,290         61,510
                                                                      -------------   ------------  -------------
    Total net investment income of continuing operations              $    950,344     $  851,603    $   714,367
                                                                      =============   ============  =============

    Investment income of $2.7 million was not accrued on certain delinquent mortgage loans and defaulted bonds at December 31, 1999. Phoenix does not accrue interest income on impaired mortgage loans and impaired bonds when the likelihood of collection is doubtful.

    The payment terms of mortgage loans may, from time to time, be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $36.5 million and $40.8 million at December 31, 1999 and 1998, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $4.1 million, $4.9 million and $5.3 million in 1999, 1998 and 1997, respectively. Actual interest income on these loans included in net investment income was $3.5 million, $4.0 million and $3.8 million in 1999, 1998 and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    INVESTMENT GAINS AND LOSSES

    Net unrealized gains and (losses) on securities available-for-sale and carried at fair value for the year ended December 31, were as follows:

                                                            1999                  1998                1997
                                                                            (IN THOUSANDS)

    Debt securities                                   $        (428,497)   $         (7,040)    $        112,194
    Equity securities                                            71,752             (91,880)              74,547
    Deferred policy acquisition costs                           260,287               6,694              (80,603)
    Deferred income taxes                                       (33,760)            (32,279)              38,064
                                                      ------------------   -----------------    -----------------

    Net unrealized investment (losses) gains
      on securities available-for-sale                $         (62,698)   $        (59,947)    $         68,074
                                                      ==================   =================    =================

    Realized investment gains and losses for the year ended December 31, were as follows:

                                                                          1999           1998            1997
                                                                                     (IN THOUSANDS)

    Debt securities                                                    $   (20,416)  $     (4,295)    $    19,315
    Equity securities                                                       16,648         11,939          26,290
    Mortgage loans                                                          18,534         (6,895)          3,805
    Real estate                                                              2,915         67,522          44,668
    Other invested assets                                                   18,432         (4,709)         17,387
                                                                       ------------   ------------    ------------

    Net realized investment gains                                           36,113         63,562         111,465
    Less realized from discontinued operations                                 438          5,360             422
                                                                       ------------   ------------    ------------
    Net realized investment gains from continuing
     operations                                                        $    35,675    $    58,202     $   111,043
                                                                       ============   ============    ============

    The proceeds from sales of available-for-sale debt securities and the gross realized gains and gross realized losses on those sales for the year ended December 31, were as follows:

                                                         1999                   1998                  1997
                                                                          (IN THOUSANDS)

    Proceeds from disposals                        $     1,106,929        $       912,696       $       821,339
    Gross gains on sales                           $        21,808        $        17,442       $        27,954
    Gross losses on sales                          $        39,122        $        33,641       $         5,309

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.  GOODWILL AND OTHER INTANGIBLE ASSETS

    Goodwill and other intangible assets were as follows:

                                                                                          DECEMBER 31,
                                                                                     1999              1998
                                                                                         (IN THOUSANDS)
    Phoenix Investment Partners gross amounts:
      Goodwill                                                                   $     384,576      $    321,793
      Investment management contracts                                                  235,976           169,006
      Non-compete covenant                                                               5,000             5,000
      Other                                                                             10,894               472
                                                                                 --------------    --------------
    Totals                                                                             636,446           496,271
                                                                                 --------------    --------------

    Other gross amounts:
      Goodwill                                                                          32,554            16,631
      Intangible asset related to pension plan benefits                                 11,739            16,229
      Other                                                                              1,206               693
                                                                                 --------------    --------------
    Totals                                                                              45,499            33,553
                                                                                 --------------    --------------

    Total gross goodwill and other intangible assets                                   681,945           529,824

    Accumulated amortization - Phoenix Investment Partners                             (79,912)          (49,615)
    Accumulated amortization - other                                                    (8,766)           (2,314)
                                                                                 --------------    --------------

    Total net goodwill and other intangible assets                               $     593,267      $    477,895
                                                                                 ==============    ==============

6.  NOTES PAYABLE

                                                                               DECEMBER 31,
                                                                  1999                             1998
                                                                              (IN THOUSANDS)

    Short-term debt                                          $         21,598                 $         1,938
    Bank borrowings                                                   260,284                         168,278
    Notes payable                                                       1,146
    Subordinated debentures                                            41,364                          41,359
    Surplus notes                                                     175,000                         175,000
                                                             -----------------               -----------------

    Total notes payable                                      $       499,392                  $       386,575
                                                             =================               ================

    Phoenix has various lines of credit established with major commercial banks. As of December 31, 1999, Phoenix had outstanding balances totaling $436.7 million. The total unused credit was $369.0 million. Interest rates ranged from 5.26% to 7.48% in 1999.

    Maturities of other indebtedness are as follows: 2000 - $21.6 million; 2001
    - $26.0 million; 2002 $200.0 million; 2003 - $0.0 million; 2004 - $35.0 million; 2005 and thereafter - $216.8 million.

    Interest expense was $32.7 million, $25.9 million and $24.3 million for the years ended December 31, 1999, 1998 and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

7.  INCOME TAXES

    A summary of income taxes (benefits) applicable to income before income taxes and minority interest for the year ended December 31, was as follows:

                                                        1999                   1998                  1997
                                                                          (IN THOUSANDS)

    Income taxes
      Current                                     $        121,448       $         61,889      $         39,583
      Deferred                                             (13,567)                 3,157                 7,658
                                                  ------------------     ------------------    ------------------

    Total                                         $        107,881       $         65,046      $         47,241
                                                  ==================     ==================    ==================


    The income taxes attributable to the consolidated results of operations are different than the amounts determined by multiplying income before taxes by the statutory income tax rate. The sources of the difference and the tax effects of each for the year ended December 31, were as follows (in thousands, aside from the percentages):

                                                  1999                   1998                   1997
                                                               %                      %                      %
    Income tax expense at statutory
     rate                                     $     91,440       35  $     65,685       35  $     77,095       35
    Dividend received deduction and
     tax-exempt interest                            (3,034)      (1)       (3,273)      (2)       (1,684)      (1)
    Other, net                                       7,922        3         2,634        2       (15,059)      (7)
                                              ------------- -------- ------------- -------- ------------- ---------
                                                    96,328       37        65,046       35        60,352       27

    Differential earnings (equity tax)              11,553        4                              (13,111)      (6)
                                              ------------- -------- ------------- -------- ------------- ---------

    Income taxes                              $    107,881       41  $     65,046       35  $     47,241       21
                                              ============= ======== ============= ======== ============= =========

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The deferred income tax liability (asset) represents the tax effects of temporary differences attributable to the consolidated tax return group. The components were as follows:

                                                                                      DECEMBER 31,
                                                                             1999                      1998
                                                                                     (IN THOUSANDS)
    Deferred policy acquisition costs                                   $      282,725             $     294,917
    Unearned premium/deferred revenue                                         (135,124)                 (139,346)
    Impairment reserves                                                        (15,556)                  (23,111)
    Pension and other postretirement benefits                                  (68,902)                  (57,720)
    Investments                                                                177,204                   122,032
    Future policyholder benefits                                              (181,205)                 (151,168)
    Other                                                                        4,683                    31,595
                                                                        --------------             --------------
                                                                                63,825                    77,199
    Net unrealized investment gains                                             26,587                    42,254
    Minimum pension liability                                                   (4,150)                   (3,349)
                                                                        ---------------            --------------

    Deferred income tax liability, net                                  $      86,262              $     116,104
                                                                        ===============            ==============

    Gross deferred income tax assets totaled $405 million and $375 million at December 31, 1999 and 1998, respectively. Gross deferred income tax liabilities totaled $491 million and $491 million at December 31, 1999 and 1998, respectively. It is management's assessment, based on Phoenix's earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 1999 and 1998 will be realized.

8.  PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFIT PLANS

    PENSION PLANS

    Phoenix has a multi-employer, non-contributory, defined benefit pension plan covering substantially all of its employees. Retirement benefits are a function of both years of service and level of compensation. Phoenix also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. Phoenix's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974. Contributions are intended to provide not only for benefits attributable to service to date, but also for service expected to be earned in the future.

    Components of net periodic pension cost for the years ended December 31, were as follows:

                                                            1999                 1998                 1997
                                                                            (IN THOUSANDS)

    Components of net periodic benefit cost
      Service cost                                     $        11,887        $     11,046        $      10,278
      Interest cost                                             24,716              22,958               22,650
      Curtailments                                              21,604
      Expected return on plan assets                           (28,544)            (25,083)             (22,055)
      Amortization of net transition asset                      (2,369)             (2,369)              (2,369)
      Amortization of prior service cost                         1,795               1,795                1,795
      Amortization of net (gain) loss                           (2,709)             (1,247)                  25
                                                       ----------------     ---------------      ---------------
      Net periodic benefit cost                        $        26,380        $      7,100        $      10,324
                                                       ================     ===============      ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    In 1999, Phoenix offered a special retirement program under which qualified participants' benefits under the employee pension plan were enhanced by adding five years to age and five years to pension plan service. Of the 320 eligible employees, 146 accepted the special retirement program. As a result of the special retirement program, Phoenix recorded an additional pension expense of $21.6 million for the year ended December 31, 1999.

    The aggregate change in projected benefit obligation, change in plan assets, and funded status of the plan were as follows:

                                                                                       DECEMBER 31,
                                                                                1999                 1998
                                                                                      (IN THOUSANDS)
    Change in projected benefit obligation
      Projected benefit obligation at beginning of year                   $      353,462        $      335,436
      Service cost                                                                11,887                11,046
      Interest cost                                                               24,716                22,958
      Plan amendments                                                             23,871
      Curtailments                                                                (6,380)
      Actuarial loss                                                              (4,887)                1,958
      Benefit payments                                                           (19,841)              (17,936)
                                                                          ---------------      ----------------
      Benefit obligation at end of year                                   $      382,828        $      353,462
                                                                          ---------------      ----------------

    Change in plan assets
      Fair value of plan assets at beginning of year                      $      364,819        $      321,555
      Actual return on plan assets                                                78,951                58,225
      Employer contributions                                                       3,883                 2,975
      Benefit payments                                                           (19,841)              (17,936)
                                                                          ---------------      ----------------
      Fair value of plan assets at end of year                            $      427,812        $      364,819
                                                                          ---------------      ----------------

      Funded status of the plan                                           $       44,984        $       11,357
      Unrecognized net transition asset                                          (11,847)              (14,217)
      Unrecognized prior service cost                                             11,705                16,185
      Unrecognized net gain                                                     (129,936)              (75,921)
                                                                          ---------------      ----------------
      Net amount recognized                                               $      (85,094)      $       (62,596)
                                                                          ===============      ================

    Amounts recognized in the Consolidated Balance Sheet consist of:

      Accrued benefit liability                                           $     (108,690)      $       (88,391)
      Intangible asset                                                            11,739                16,229
      Accumulated other comprehensive income                                      11,857                 9,566
                                                                          ---------------      ----------------
                                                                          $      (85,094)      $       (62,596)
                                                                          ===============      ================

    At December 31, 1999 and 1998, the non-qualified plan was not funded and had projected benefit obligations of $72.3 million and $57.2 million, respectively. The accumulated benefit obligations as of December 31, 1999 and 1998 related to this plan were $60.1 million and $48.4 million, respectively, and are included in other liabilities.

    Phoenix recorded, as a reduction of equity, an additional minimum pension liability of $7.7 million and $6.2 million, net of income taxes, at December 31, 1999 and 1998, respectively, representing the excess of accumulated benefit obligations over the fair value of plan assets and accrued pension liabilities for the non-qualified plan. Phoenix has also recorded an intangible asset of $11.7 million and $16.2 million as of December 31, 1999 and 1998 related to the non-qualified plan.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The discount rate used in determining the actuarial present value of the projected benefit obligation was 7.5% and 7.0% for 1999 and 1998, respectively. The discount rate assumption for 1999 was determined based on a study that matched available high quality investment securities with the expected timing of pension liability payments. The rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 4.5% and 4.0% for 1999 and 1998, respectively. The expected long-term rate of return on retirement plan assets was 8.0% in 1999 and 1998.

    The assets within the pension plan include corporate and government debt securities, equity securities, real estate, venture capital partnerships, and shares of mutual funds.

    Phoenix also sponsors savings plans for its employees and agents that are qualified under Internal Revenue Code Section 401(k). Employees and agents may contribute a portion of their annual salary, subject to certain limitations, to the plans. Phoenix contributes an additional amount, subject to limitation, based on the voluntary contribution of the employee or agent. Company contributions charged to expense with respect to these plans during the years ended December 31, 1999, 1998 and 1997 were $4.0 million, $4.1 million and $3.8 million, respectively.

    OTHER POSTRETIREMENT BENEFIT PLANS

    In addition to Phoenix's pension plans, Phoenix currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by Phoenix. A substantial portion of Phoenix's employees may become eligible for these benefits upon retirement. The health care plans have varying copayments and deductibles, depending on the plan. These plans are unfunded.

    Phoenix recognizes the costs and obligations of postretirement benefits other than pensions over the employees' service period ending with the date an employee is fully eligible to receive benefits.

    The components of net periodic postretirement benefit cost for the year ended December 31, were as follows:

                                                           1999                  1998                  1997
                                                                            (IN THOUSANDS)

    Components of net periodic benefit cost
      Service cost                                     $       3,313          $      3,436          $      3,136
      Interest cost                                            4,559                 4,572                 4,441
      Curtailments                                             5,456
      Amortization of net gain                                (1,493)               (1,232)               (1,527)
                                                       --------------        --------------        --------------
      Net periodic benefit cost                        $      11,835          $      6,776          $      6,050
                                                       ==============        ==============        ==============

    As a result of the special retirement program, Phoenix recorded an additional postretirement benefit expense of $5.5 million for the year ended December 31, 1999.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    The plan's change in projected benefit obligation, change in plan assets, and funded status were as follows:

                                                                                      DECEMBER 31,

                                                                               1999                  1998
                                                                                     (IN THOUSANDS)

    Change in projected postretirement benefit obligation
      Projected benefit obligation at beginning of year                   $        70,943       $       66,618
      Service cost                                                                  3,313                3,436
      Interest cost                                                                 4,559                4,572
      Plan Amendments                                                               5,785
      Curtailments                                                                   (328)
      Actuarial (gain) loss                                                        (8,622)                 397
      Benefit payments                                                             (4,459)              (4,080)
                                                                          ----------------     ----------------
      Projected benefit obligation at end of year                                  71,191               70,943
                                                                          ----------------     ----------------

    Change in plan assets
      Employer contributions                                                        4,459                4,080
      Benefit payments                                                             (4,459)              (4,080)
                                                                          ----------------     ----------------
      Fair value of plan assets at end of year
                                                                          ----------------     ----------------

      Funded status of the plan                                                   (71,191)             (70,943)
      Unrecognized net gain                                                       (33,538)             (26,408)
                                                                          ----------------     ----------------
      Accrued benefit liability                                           $      (104,729)     $       (97,351)
                                                                          ================     ================

    The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% and 7.0% at December 31, 1999 and 1998, respectively.

    For purposes of measuring the accumulated postretirement benefit obligation the health care costs were assumed to increase 7.5% and 8.5% in 1999 and 1998, respectively, declining thereafter until the ultimate rate of 5.5% is reached in 2002 and remains at that level thereafter.

    The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation by $4.3 million and the annual service and interest cost by $0.6 million, before income taxes. Decreasing the assumed health care cost trend rates by one percentage point in each year would decrease the accumulated postretirement benefit obligation by $4.1 million and the annual service and interest cost by $0.5 million, before income taxes. Gains and losses that occur because actual experience differs from the estimates are amortized over the average future service period of employees.

    OTHER POSTEMPLOYMENT BENEFITS

    Phoenix recognizes the costs and obligations of severance, disability and related life insurance and health care benefits to be paid to inactive or former employees after employment but before retirement. Other postemployment benefit expenses were $0.5 million for 1999, ($0.5) million for 1998 and $0.4 million for 1997.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

9.  COMPREHENSIVE INCOME

    The components of, and related income tax effects for, other comprehensive income for the years ended December 31, were as follows:

                                                                 1999                1998              1997
                                                                               (IN THOUSANDS)

    UNREALIZED (LOSSES) GAINS ON SECURITIES
     AVAILABLE-FOR-SALE:
    Before-tax amount                                        $      (94,224)    $      (72,255)   $      151,210
    Income tax (benefit) expense                                    (32,978)           (25,288)           52,923
                                                             ---------------    ---------------   ---------------
    Totals                                                          (61,246)           (46,967)           98,287
                                                             ---------------    ---------------   ---------------

    RECLASSIFICATION ADJUSTMENT FOR NET GAINS
     REALIZED IN NET INCOME:
    Before-tax amount                                                (2,234)           (19,970)          (46,481)
    Income tax (benefit)                                               (782)            (6,990)          (16,268)
                                                             ---------------    ---------------   ---------------
    Totals                                                           (1,452)           (12,980)          (30,213)
                                                             ---------------    ---------------   ---------------

    NET UNREALIZED (LOSSES) GAINS ON SECURITIES
     AVAILABLE-FOR-SALE:
    Before-tax amount                                               (96,458)           (92,225)          104,729
    Income tax (benefit) expense                                    (33,760)           (32,278)           36,655
                                                             ---------------    ---------------   ---------------
    Totals                                                   $      (62,698)    $      (59,947)   $      68,074
                                                             ===============    ===============   ===============

    MINIMUM PENSION LIABILITY ADJUSTMENT:
    Before-tax amount                                        $       (2,289)    $       (2,347)   $       (3,232)
    Income tax (benefit)                                               (801)              (821)           (1,131)
                                                             ---------------    ---------------   ---------------
    Totals                                                   $       (1,488)    $       (1,526)   $       (2,101)
                                                             ===============    ===============   ===============

    The following table summarizes accumulated other comprehensive income for the years ended December 31:

                                                                 1999              1998              1997
                                                                              (IN THOUSANDS)
     NET UNREALIZED (LOSSES) GAINS ON SECURITIES
      AVAILABLE-FOR-SALE:
     Balance, beginning of year                             $      100,510     $     160,457     $      92,383
     Change during period                                          (62,698)          (59,947)           68,074
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                           37,812           100,510           160,457
                                                            ---------------   ---------------   ---------------

     MINIMUM PENSION LIABILITY ADJUSTMENT:
     Balance, beginning of year                                     (6,219)           (4,693)           (2,592)
     Change during period                                           (1,488)           (1,526)           (2,101)
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                           (7,707)           (6,219)           (4,693)
                                                            ---------------   ---------------   ---------------

     ACCUMULATED OTHER COMPREHENSIVE INCOME:
     Balance, beginning of year                                     94,291           155,764            89,791
     Change during period                                          (64,186)          (61,473)           65,973
                                                            ---------------   ---------------   ---------------
     Balance, end of year                                   $       30,105     $      94,291     $     155,764
                                                            ===============   ===============   ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

10. SEGMENT INFORMATION

    Phoenix offers a wide range of financial products and services. These businesses have been grouped into three reportable segments.

    The Individual segment includes the individual life insurance and annuity products including participating whole life, universal life, variable life, term life and variable annuities.

    The Investment Management segment includes retail and institutional mutual fund management and distribution including open-end funds, closed-end funds and wrap accounts.

    Corporate and Other contains several smaller subsidiaries and investment activities which do not meet the thresholds of reportable segments as defined in SFAS No. 131. They include venture capital investments, international operations, trust operations and other investments.

    The majority of Phoenix's revenue is derived in the United States. Revenue derived from outside the United States is not material and revenue derived from any single customer does not exceed ten percent of total consolidated revenues.

    The accounting policies of the segments are the same as those described in
    Note 2 - "Summary of Significant Accounting Policies." Phoenix evaluates the performance of each operating segment based on profit or loss from operations before income taxes and nonrecurring items. Phoenix does not include certain nonrecurring items to the segments. They are reported as unallocated items and include expenses associated with various lawsuits and legal disputes, postretirement medical expenses associated with an early retirement program and realized gains associated with the sales of subsidiaries. See Note 8 - " Pension and Other Postretirement and Postemployment Benefit Plans."

    Included in the following tables is certain information with respect to Phoenix's operating segments as of and for each of the years ended December 31, 1999, 1998 and 1997, as well as amounts not allocated to the segments which was described previously.

                                                                                  DECEMBER 31,
                                                                     1999             1998             1997
                                                                                 (IN MILLIONS)

    TOTAL ASSETS
    Individual                                                  $     17,990.3    $    16,919.5    $    15,709.8
    Investment Management                                                747.4            591.9            647.9
    Corporate & Other                                                  1,357.8            876.2          1,124.4
    Discontinued operations                                              187.6            283.8            250.9
                                                                ---------------  ---------------  ---------------
      Total                                                           20,283.1         18,671.4         17,733.0
                                                                ===============  ===============  ===============

    DEFERRED POLICY ACQUISITION COSTS
    Individual                                                  $      1,306.7    $     1,049.9    $     1,016.3
                                                                ===============  ===============  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                       1999             1998              1997
                                                                                    (IN MILLIONS)
    PREMIUMS, INSURANCE AND INVESTMENT PRODUCT FEES

    Individual                                                    $       1,361.4   $      1,416.7    $     1,259.2
    Investment Management                                                   293.9            231.0            140.7
    Corporate & Other                                                       115.2             41.1             84.1
    Less: inter-segment revenues                                            (44.5)           (40.7)           (40.3)
                                                                  ---------------- ----------------  ---------------
      Total                                                               1,726.0          1,648.1          1,443.7
                                                                  ---------------- ----------------  ---------------

    INVESTMENT INCOME
    Individual                                                              768.2            768.5            640.3
    Investment Management                                                     6.0              2.7              3.0
    Corporate & Other                                                       176.1             80.4             71.1
                                                                  ---------------- ----------------  ---------------
      Total                                                                 950.3            851.6            714.4
                                                                  ---------------- ----------------  ---------------

    NET REALIZED INVESTMENT GAINS
    Individual                                                               15.9            (17.8)            65.7
    Corporate & Other                                                         3.9             10.5             45.3
    Gains on sale of subsidiaries                                            16.0             65.5
                                                                  ---------------- ----------------  ---------------
      Total                                                                  35.8             58.2            111.0
                                                                  ---------------- ----------------  ---------------

    POLICY BENEFITS AND DIVIDENDS
    Individual                                                            1,611.3          1,718.2          1,499.7
    Corporate & Other                                                       101.6             36.6             45.8
                                                                  ---------------- ----------------  ---------------
      Total                                                               1,712.9          1,754.8          1,545.5
                                                                  ---------------- ----------------  ---------------

    AMORTIZATION OF DEFERRED POLICY ACQUISITION COSTS
    Individual                                                              146.6            137.7            102.6
                                                                  ---------------- ----------------  ---------------
      Total                                                                 146.6            137.7            102.6
                                                                  ---------------- ----------------  ---------------

    AMORTIZATION OF GOODWILL AND INTANGIBLES
    Individual                                                                4.2              0.3              0.5
    Investment Management                                                    30.3             22.0              9.1
    Corporate & Other                                                         3.5              0.8             (0.2)
                                                                  ---------------- ----------------  ---------------
      Total                                                                  38.0             23.1              9.4
                                                                  ---------------- ----------------  ---------------

    INTEREST EXPENSE
    Investment Management                                                    18.9             14.7              3.6
    Corporate & Other                                                        13.8             11.2             20.7
                                                                  ---------------- ----------------  ---------------
      Total                                                                  32.7             25.9             24.3
                                                                  ---------------- ----------------  ---------------

    OTHER OPERATING EXPENSES
    Individual                                                              289.4            268.1            234.6
    Investment Management                                                   203.5            156.1            101.9
    Corporate & Other                                                        65.0             40.7             69.2
    Unallocated amounts                                                       7.2              4.5              1.7
    Less: inter-segment expenses                                             (44.5)           (40.7)           (40.4)
                                                                  ---------------- ----------------  ---------------
      Total                                                                 520.6            428.7            367.0
                                                                  ---------------- ----------------  ---------------

    INCOME (LOSS) FROM CONTINUING OPERATIONS
     BEFORE INCOME TAXES AND MINORITY INTEREST
    Individual                                                               94.0             43.2            127.9
    Investment Management                                                    47.2             40.8             29.2
    Corporate & Other                                                       111.3             42.7             64.9
    Unallocated amounts & inter-segment eliminations                          8.8             61.0             (1.7)
                                                                  ---------------- ----------------  ---------------
      Total                                                       $         261.3   $        187.7    $       220.3
                                                                  ================ ================  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

11. DISCONTINUED OPERATIONS

    During 1999, Phoenix discontinued the operations of four of its business units which in prior years had been reflected as reportable business segments: the Reinsurance Operations, the Property and Casualty Brokerage Operations, the Real Estate Management Operation and the Group Insurance Operations. The discontinuation of these business units resulted from the sale of several operations, a signed agreement to sell one of the operations and the implementation of plans to withdraw from the remaining businesses.

    REINSURANCE OPERATIONS

    During 1999, Phoenix completed a comprehensive strategic review of its life reinsurance segment and decided to exit these operations through a combination of sale, reinsurance and placement of certain components into run-off. Accordingly, Phoenix estimated sales proceeds, reinsurance premiums and net claims run-off, resulting in the recognition of a $173 million pre-tax loss ($113 million after-tax loss) on the disposal of life reinsurance discontinued operations. The life reinsurance segment consisted primarily of individual life reinsurance operations as well as group personal accident and group health reinsurance business. The significant components of the loss on the disposal of life reinsurance discontinued operations in 1999 were as follows:

    On August 1, 1999, Phoenix sold its individual life reinsurance operations and certain group health reinsurance business to Employers Reinsurance Corporation for $130 million. The transaction was structured as a reinsurance and asset sale transaction, resulting in a pre-tax gain of $113 million. The pre-tax income from operations for the seven months prior to disposal was $19 million.

    On June 30, 1999, PM Holdings sold 100% of the common stock of Financial Administrative Services, Inc. (FAS), its third-party administration subsidiary, to CYBERTEK, a wholly-owned subsidiary of Policy Management Systems Corporation. Proceeds from the sale were $8.0 million for the common stock plus $1.0 million for a covenant not-to-compete, resulting in an after-tax gain of $2.0 million.

    Phoenix retained ownership of the preferred stock of FAS, which under the terms of the agreement, CYBERTEK will purchase in six equal annual installments commencing March 31, 2001 through March 31, 2006. The purchase price will be determined annually based upon earnings, but in total, will range from a minimum of $4.0 million to a maximum of $16.0 million.

    During 1999, Phoenix placed the remaining group personal accident and group health reinsurance operations into run-off. Management has adopted a formal plan to terminate the related treaties as early as contractually permitted and is not entering into any new contracts. Based upon the most recent information available, Phoenix reviewed the run-off block and estimated the amount and timing of future net premiums, claims and expenses. Consequently, Phoenix increased reserve estimates on the run-off block by $180 million. In addition, as part of the exit strategy, Phoenix purchased finite aggregate excess of loss reinsurance to further protect Phoenix from unfavorable results in the run-off block. The finite reinsurance is subject to an aggregate retention of $100 million on the run-off block. Phoenix may commute the agreement at any time after September 30, 2004, subject to automatic commutation effective September 30, 2019. Phoenix paid an initial premium of $130 million.

    The additional estimated reserves and finite reinsurance coverage are expected to cover the run-off of the business; however, the nature of the underlying risks is such that the claims may take years to reach the reinsurers involved. Therefore, Phoenix expects to pay claims out of existing estimated reserves over a number of years as the level of business diminishes.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Additionally, certain group personal accident reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance. This business primarily concerns certain occupational accident reinsurance "facilities" and a reinsurance pool (the Unicover Pool) underwritten and managed by Unicover Managers, Inc. (Unicover). Phoenix participated as a reinsurer in the Unicover Pool. The Unicover Pool and "facilities" were reinsured in large part by a reinsurance facility underwritten and managed by Centaur Underwriting Limited (Centaur) in which Phoenix also participated. Phoenix terminated its participation in the Centaur facility effective October 1, 1998 and in the Unicover Pool effective March 1, 1999. However, claims arising from business underwritten while Phoenix was a participant continue to run off. On September 21, 1999, Phoenix initiated arbitration proceedings seeking to rescind certain contracts arising from its participation in the Centaur facility with respect to reinsurance of the Unicover business. In January 2000, Phoenix settled two Unicover-related matters (see Note 21 - "Subsequent Events"). A substantial portion of the risk associated with the Unicover Pool and "facilities" and the Centaur program was further retroceded by Phoenix to other unaffiliated insurance entities, providing Phoenix with significant security. Certain of these retrocessionaires have given notice that they challenge their obligations under their contracts and are in arbitration or litigation with Phoenix.

    Additionally, certain group personal accident excess of loss reinsurance contracts created in the London market during 1994 - 1997 have become the subject of disputes concerning the placement of the business with reinsurers and the recovery of reinsurance. Several arbitration proceedings are currently pending.

    Given the uncertainty associated with litigation and other dispute resolution proceedings, and the expected long term development of net claims payments, the estimated amount of the loss on disposal of life reinsurance discontinued operations may differ from actual results. However, it is management's opinion, after consideration of the provisions made in these financial statements, as described above, that future developments will not have a material effect on Phoenix's consolidated financial position.

    PROPERTY AND CASUALTY BROKERAGE OPERATIONS

    On July 1, 1999, PM Holdings sold its property and casualty brokerage business to Hilb, Rogal and Hamilton Company (HRH) for $48.1 million including $0.2 million for a covenant not-to-compete. Total proceeds consisted of $32.0 million in convertible debentures, $15.9 million for 865,042 shares of HRH common stock, valued at $18.38 per share on the sale date, and $0.2 million in cash. The pre-tax gain realized on the sale was $40.1 million. The HRH common stock is classified as common stock and the convertible debentures are classified as bonds in the Consolidated Balance Sheet. As of December 31, 1999 Phoenix owns 7% of the outstanding HRH common stock, 15% on a diluted basis.

    REAL ESTATE MANAGEMENT OPERATIONS

    On March 31, 1999, Phoenix sold its real estate management subsidiary, Phoenix Realty Advisors, to Henderson Investors International Holdings, B.V. for $7.9 million in cash. The pre-tax gain realized on this transaction was $7.1 million.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    GROUP INSURANCE OPERATIONS

    On December 9, 1999, Phoenix signed a definitive agreement to sell its Group Life and Health business, including five companies, Phoenix American Life, Phoenix Dental Services, Phoenix Group Services, California Benefits and Clinical Disability Management, to GE Financial Assurance Holdings, Inc. Proceeds from the sale are estimated to be $285 million, including cash of $240 million and 3.1% of the common stock of GE Life and Annuity Assurance Company. Phoenix expects the transaction to be completed in the second quarter of 2000, subject to regulatory approval.

    The assets and liabilities of the discontinued operations have been excluded from the assets and liabilities of continuing operations and separately identified on the Consolidated Balance Sheet. Net assets of the discontinued operations totaled $187.6 million and $283.8 million as of December 31, 1999 and 1998, respectively. Asset and liability balances of the continuing operation as of December 31, 1998, have been restated to conform with the current year presentation. Likewise, the Consolidated Statement of Income, Comprehensive Income and Equity has been restated for 1998 and 1997 to exclude the operating results of discontinued operations from continuing operations. The operating results of discontinued operations and the gain or loss on disposal are presented below.

    GAIN (LOSS) FROM OPERATIONS OF                                            YEAR ENDED DECEMBER 31,
     DISCONTINUED OPERATIONS                                           1999             1998             1997
                                                                                   (IN THOUSANDS)
    Revenues:
      Reinsurance Operations                                                      $     306,671    $     163,503
      Group Insurance Operations                                 $      453,813         503,825          483,956
      Property and Casualty Brokerage Operations                         25,968          72,579           64,093
      Real Estate Management                                              1,189          12,707           15,319
                                                                 ---------------  --------------  ---------------
    Total revenues                                                      480,970         895,782          726,871
                                                                 ---------------  --------------  ---------------

    Gain (loss) from operations:
      Reinsurance Operations                                                             14,081           10,611
      Group Insurance Operations                                         28,672          29,212           31,686
      Property and Casualty Brokerage Operations                          1,534           2,515          (19,911)
      Real Estate Management                                             (2,645)         (4,037)          (2,616)
                                                                 ---------------  --------------  ---------------
    Gain from discountinued operations before income
     taxes                                                               27,561          41,771           19,770
    Income taxes                                                         10,006          16,759           12,522
                                                                 ---------------  --------------  ---------------
    Gain from discontinued operations, net of taxes              $       17,555    $     25,012    $       7,248
                                                                 ===============  ==============  ===============

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
    LOSS ON DISPOSAL OF DISCONTINUED OPERATIONS                DECEMBER 31, 1999
                                                                 (IN THOUSANDS)

    (Loss) gain on disposal:
      Reinsurance Operations                                     $    (173,061)
      Property and Casualty Brokerage Operations                        40,131
      Real Estate Management                                             5,870
                                                                 --------------
    Loss on disposal of discontinued operations before
     income taxes                                                     (127,060)
    Income taxes                                                       (55,076)
                                                                 --------------
    Loss on disposal of discontinued operations, net of
     income taxes                                                $     (71,984)
                                                                 --------------


12. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

    Property, equipment and leasehold improvements, consisting primarily of office buildings occupied by Phoenix, are stated at depreciated cost. Real estate occupied by Phoenix was $101.7 million and $106.7 million at December 31, 1999 and 1998, respectively. Phoenix provides for depreciation using straight-line and accelerated methods over the estimated useful lives of the related assets which generally range from five to forty years. Accumulated depreciation and amortization was $182.3 million and $161.2 million at December 31, 1999 and 1998, respectively.

    Rental expenses for operating leases, principally with respect to buildings, amounted to $16.3 million, $16.9 million and $16.9 million in 1999, 1998, and 1997, respectively, for continuing operations. Future minimum rental payments under non-cancelable operating leases for continuing operations were approximately $40.2 million as of December 31, 1999, payable as follows: 2000 - $13.5 million; 2001 - $10.5 million; 2002 - $7.3 million;
    2003 - $5.1 million; 2004 - $2.8 million; and $1.0 million thereafter.

13. DIRECT BUSINESS WRITTEN AND REINSURANCE

    As is customary practice in the insurance industry, Phoenix assumes and cedes reinsurance as a means of diversifying underwriting risk. For direct issues, the maximum of individual life insurance retained by Phoenix on any one life is $8 million for single life and joint first-to-die policies and to $10 million for joint last-to-die policies, with excess amounts ceded to reinsurers. Phoenix reinsures 80% of the mortality risk on the inforce block of the Confederation Life business acquired on December 31, 1997, and 90% of the mortality risk on certain new issues of term and universal life products. In addition, Phoenix entered into a separate reinsurance agreement on October 1, 1998 to reinsure 80% of the mortality risk on a substantial portion of its otherwise retained individual life insurance business. In 1999, Phoenix reinsured the mortality risk on the remaining 20% of this business. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Additional information on direct business written and reinsurance assumed and ceded for the years ended December 31, was as follows:

                                                                   1999             1998              1997
                                                                               (IN THOUSANDS)

    Direct premiums                                           $    1,762,359   $    1,719,393     $   1,592,800
    Reinsurance assumed                                              416,194          505,262           329,927
    Reinsurance ceded                                               (537,847)        (371,854)         (282,121)
                                                              --------------- ----------------   ---------------
    Net premiums                                                   1,640,706        1,852,801         1,640,606
    Less net premiums of discontinued operations                    (506,499)        (698,071)         (564,449)
                                                              --------------- ----------------   ---------------
    Net premiums of continuing operations                     $    1,134,207   $    1,154,730     $   1,076,157
                                                              =============== ================   ===============

    Direct policy and contract claims incurred                $      707,105   $      728,062     $     629,112
    Reinsurance assumed                                              563,807          433,242           410,704
    Reinsurance ceded                                               (500,282)        (407,780)         (373,127)
                                                              --------------- ----------------   ---------------
    Net policy and contract claims incurred                          770,630          753,524           666,689
    Less net incurred claims of discontinued operations             (552,423)        (471,688)         (422,373)
                                                              --------------- ----------------   ---------------
    Net policy and contract claims incurred
     of continuing operations                                 $      218,207   $      281,836     $     244,316
                                                              =============== ================   ==============

    Direct life insurance in force                            $  131,052,050   $  121,442,041     $ 120,394,664
    Reinsurance assumed                                          139,649,850      110,632,110        84,806,585
    Reinsurance ceded                                           (207,192,046)    (135,817,986)      (74,764,639)
                                                              --------------- ----------------   ---------------
    Net insurance in force                                        63,509,854       96,256,165       130,436,610
    Less insurance in force of discontinued operations            (1,619,452)     (24,330,166)      (13,811,408)
                                                              --------------- ----------------   ---------------
    Net insurance in force of continuing operations           $   61,890,402   $   71,925,999     $ 116,625,202
                                                              =============== ================   ===============

    Irrevocable letters of credit aggregating $36.2 million at December 31, 1999 have been arranged with United States commercial banks in favor of Phoenix to collateralize the ceded reserves.

14. PARTICIPATING LIFE INSURANCE

    Participating life insurance in force was 66.9% and 72.3% of the face value of total individual life insurance in force at December 31, 1999 and 1998, respectively. The premiums on participating life insurance policies were 76.8%, 79.4% and 83.5% of total individual life insurance premiums in 1999, 1998, and 1997, respectively.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

15. DEFERRED POLICY ACQUISITION COSTS

    The following reflects the amount of policy acquisition costs deferred and amortized for the years ended December 31:

                                                            1999                 1998                1997
                                                                            (IN THOUSANDS)

    Balance at beginning of year                      $       1,049,934     $     1,016,295     $        908,616
    Acquisition cost deferred                                   143,110             164,608              288,281
    Amortized to expense during the year                       (146,603)           (137,663)            (102,617)
    Adjustment to net unrealized investment
     gains (losses) included in other
     comprehensive income                                       260,287               6,694              (77,985)
                                                      ------------------   -----------------   ------------------

    Balance at end of year                            $       1,306,728     $     1,049,934     $      1,016,295
                                                      ==================   =================   ==================

    Amortized to expense during the year for 1999 includes a $6.3 million adjustment due to worse than expected persistency in one of the variable annuity product lines and a $6.9 million adjustment to traditional life due to an adjustment to death claims used in determining DAC amortization.

16. MINORITY INTEREST

    Phoenix's interests in Phoenix Investment Partners and PFG Holdings, through its wholly-owned subsidiary PM Holdings, are represented by ownership of approximately 60% and 67%, respectively, of the outstanding shares of common stock at December 31, 1999. Earnings and equity attributable to minority shareholders are included in minority interest in the consolidated financial statements.

17. FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

    Other than debt securities being held-to-maturity, financial instruments that are subject to fair value disclosure requirements (insurance contracts are excluded) are carried in the consolidated financial statements at amounts that approximate fair value. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analysis which utilize current interest rates for similar financial instruments which have comparable terms and credit quality.

    The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

    CASH AND CASH EQUIVALENTS

    For these short-term investments, the carrying amount approximates fair value.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    DEBT SECURITIES

    Fair values are based on quoted market prices, where available, or quoted market prices of comparable instruments. Fair values of private placement debt securities are estimated using discounted cash flows that apply interest rates currently being offered with similar terms to borrowers of similar credit quality.

    DERIVATIVE INSTRUMENTS

    Phoenix's derivative instruments include interest rate swap, cap and floor agreements, swaptions and foreign currency swap agreements. Fair values for these contracts are based on current settlement values. These values are based on brokerage quotes that utilize pricing models or formulas based upon current assumptions for the respective agreements.

    EQUITY SECURITIES

    Fair values are based on quoted market prices, where available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

    MORTGAGE LOANS

    Fair values are calculated as the present value of scheduled payments, with the discount based upon the Treasury rate comparable for the remaining loan duration, plus a spread of between 130 and 800 basis points, depending on the internal quality rating of the loan. For loans in foreclosure or default, values were determined assuming principal recovery was the lower of the loan balance or the estimated value of the underlying property.

    POLICY LOANS

    Fair values are estimated as the present value of loan interest and policy loan repayments discounted at the ten year Treasury rate. Loan repayments were assumed only to occur as a result of anticipated policy lapses, and it was assumed that annual policy loan interest payments were made at the guaranteed loan rate less 17.5 basis points. Discounting was at the ten year Treasury rate, except for policy loans with a variable policy loan rate. Variable policy loans have an interest rate that is reset annually based upon market rates and therefore, book value is a reasonable approximation of fair value.

    INVESTMENT CONTRACTS

    In determining the fair value of guaranteed interest contracts, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was assumed to determine the present value of projected contractual liability payments through final maturity.

    The fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less is valued at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, a discount rate equal to the appropriate Treasury rate, plus 150 basis points, was used to determine the present value of the projected account value of the policy at the end of the current guarantee period.

    Deposit type funds, including pension deposit administration contracts, dividend accumulations, and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For such liabilities, fair value is assumed to be equal to the stated liability balances.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    NOTES PAYABLE

    The fair value of notes payable is determined based on contractual cash flows discounted at market rates.

    FAIR VALUE SUMMARY

    The estimated fair values of the financial instruments as of December 31, were as follows:


                                                      1999                                   1998
                                         CARRYING              FAIR              CARRYING              FAIR
                                          VALUE               VALUE               VALUE               VALUE
                                                                    (IN THOUSANDS)

    Financial assets:
    Cash and cash equivalents        $        187,610     $       187,610     $       115,187     $       115,187
    Short-term investments                    133,367             133,367             185,983             185,983
    Debt securities                         7,496,948           7,400,067           7,712,865           7,796,389
    Equity securities                         461,613             461,613             301,649             301,649
    Mortgage loans                            716,831             680,569             797,343             831,919
    Derivative instruments                                        (13,211)                                 12,316
    Policy loans                            2,042,558           2,040,497           2,008,260           2,122,389
                                     -----------------   -----------------   -----------------   -----------------
    Total financial assets           $     11,038,927     $    10,890,512     $    11,121,287     $    11,365,832
                                     =================   =================   =================   =================

    Financial liabilities:
    Policy liabilities               $        709,696     $       709,357     $       783,400     $       783,400
    Notes payable                             499,392             490,831             386,575             395,744
                                     -----------------   -----------------   -----------------   -----------------
    Total financial liabilities      $      1,209,088     $     1,200,188     $     1,169,975     $     1,179,144
                                     =================   =================   =================   ================


18. CONTINGENCIES

    LITIGATION

    Certain group personal accident reinsurance business has become the subject of disputes concerning the placement of the business with reinsurers and the recovery of the reinsurance (see Note 11 - "Discontinued Operations" and
    Note 21 - "Subsequent Events").

19. STATUTORY FINANCIAL INFORMATION

    The insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. Except for the accounting policy involving federal income taxes described next, there were no material practices not prescribed by the State of New York Insurance Department (the Insurance Department), as of December 31, 1999, 1998 and 1997. Phoenix's statutory federal income tax liability is principally based on estimates of federal income tax due. A deferred income tax liability has also been established for estimated taxes on unrealized gains for common stock and venture capital equity partnerships. Current New York law does not allow the recording of deferred income taxes. Phoenix has received approval from the Insurance Department for this practice.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

    Statutory surplus differs from equity reported in accordance with GAAP for life insurance companies primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, surplus notes are not included in equity, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable.

    The following reconciles the statutory net income of Phoenix as reported to regulatory authorities to the net income as reported in these financial statements for the year ended December 31:

                                                                    1999               1998              1997
                                                                               (IN THOUSANDS)

    Statutory net income                                       $      131,286      $     108,652     $      66,599
    Deferred policy acquisition costs, net                            (28,099)            18,538            48,821
    Future policy benefits                                            (23,686)           (53,847)           (9,145)
    Pension and postretirement expenses                                (8,638)           (17,334)           (7,955)
    Investment valuation allowances                                    15,141            107,229            87,920
    Interest maintenance reserve                                       (7,232)             1,415            17,544
    Deferred income taxes                                               3,919            (39,983)          (36,250)
    Other, net                                                          6,191             12,459             2,118
                                                               ---------------    ---------------   ---------------

    Net income, as reported                                    $      88,882      $     137,129     $     169,652
                                                               ===============    ===============   ===============

    The following reconciles the statutory surplus and asset valuation reserve
    (AVR) of Phoenix as reported to regulatory authorities to equity as reported in these financial statements:

                                                                                    DECEMBER 31,
                                                                          1999                         1998
                                                                                    (IN THOUSANDS)

    Statutory surplus, surplus notes and AVR                       $        1,427,333            $       1,205,635
    Deferred policy acquisition costs, net                                  1,231,217                    1,259,316
    Future policy benefits                                                   (478,184)                    (465,268)
    Pension and postretirement expenses                                      (193,007)                    (174,273)
    Investment valuation allowances                                          (206,531)                      34,873
    Interest maintenance reserve                                               24,767                       35,303
    Deferred income taxes                                                      65,595                      (25,593)
    Surplus notes                                                            (159,444)                    (157,500)
    Other, net                                                                 49,505                       24,062
                                                                   -------------------          -------------------
    Equity, as reported                                            $        1,761,251            $       1,736,555
                                                                   ===================          ===================

    The Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

20. PRIOR PERIOD ADJUSTMENTS

    In 1999, Phoenix revised the accounting for venture capital partnerships to include unrealized capital gains and losses on investments held in the partnerships. These gains and losses are recorded in investment income. Opening retained earnings at December 31, 1996 has been increased by $17.6 million. The consolidated balance sheet as of December 31, 1998 was revised by increasing the following balances: other invested assets by $50.6 million, deferred income taxes by $17.7 million and retained earnings by $32.9 million. The effect on the Consolidated Statement of Income, Comprehensive Income and Equity was an increase in net income of $12.4 million and $2.9 million for the years ended 1998 and 1997, respectively.

    In 1998, Phoenix revised the accounting for partnerships involved in leveraged lease arrangements for 1997 and 1996. Opening retained earnings at December 31, 1995 has been increased by $7.7 million. The Consolidated Balance Sheet as of December 31, 1997 was revised by increasing the following balances: other invested assets by $18.9 million, deferred income taxes by $6.6 million and retained earnings by $12.3 million. The effect on the Consolidated Statement of Income, Comprehensive Income and Equity was an increase in net income of $2.1 million and $2.5 million for the years ended 1997 and 1996, respectively.

21. SUBSEQUENT EVENTS

    OCCUPATIONAL ACCIDENT REINSURANCE

    On January 21, 2000, Phoenix, in connection with its participation in the Centaur facility, and two other companies completed a settlement agreement with Reliance Insurance Company (Reliance) with respect to certain reinsurance contracts covering occupational accident business reinsured by Reliance as a Unicover-managed "facility." The Reliance business was the largest portion of occupational accident reinsurance business underwritten by Unicover. Under the terms of the settlement agreement, Phoenix ended the contracts for a total payment of $115.0 million.

    On January 13, 2000, Phoenix and four other companies, in connection with their participation in the Unicover Pool, completed a settlement agreement with EBI Indemnity Company and other affiliates of the Orion Group (EBI) with respect to certain reinsurance contracts covering occupational accident business which EBI ceded to the Unicover Pool. These contracts represented the largest source of premium to the Unicover Pool. Under the terms of the settlement agreement, the Unicover Pool members ended the contracts for a total payment of $43.0 million, of which Phoenix's share was approximately $10.0 million.

    Phoenix included the cost of these settlements, net of reinsurance, in its estimate of the loss on discontinued life reinsurance operations. See Note 11 - "Discontinued Operations."

APPENDIX A
PERFORMANCE HISTORY
--------------------------------------------------------------------------------
    THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE. THEY DO NOT ILLUSTRATE HOW ACTUAL PERFORMANCE WILL AFFECT THE BENEFITS UNDER A POLICY BECAUSE THEY DO NOT REFLECT COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES, IF APPLICABLE. FOR THIS INFORMATION SEE APPENDIX C "ILLUSTRATIONS OF DEATH BENEFITS, POLICY VALUES AND CASH SURRENDER VALUES." Performance information may be expressed as yield and effective yield of the Phoenix-Goodwin Money Market Subaccount, as yield of the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount and as total return of any Subaccount. Current yield for the Phoenix-Goodwin Money Market Subaccount will be based on the income earned by the Subaccount over a given 7-day period (less a hypothetical charge reflecting deductions for expenses taken during the period) and then annualized, i.e., the income earned in the period is assumed to be earned every seven days over a 52-week period and is stated in terms of an annual percentage return on the investment. Effective yield is calculated similarly but reflects the compounding effect of earnings on reinvested dividends. Yield and effective yield reflect the Mortality and Expense Risk charge on the VUL Account level.


    Yield calculations of the Phoenix-Goodwin Money Market Subaccount used for illustration purposes are based on the consideration of a hypothetical participant's account having a balance of exactly 1 Unit at the beginning of a 7-day period, which period will end on the date of the most recent financial statements. The yield for the Subaccount during this 7-day period will be the change in the value of the hypothetical participant's account's original Unit. The following is an example of this yield calculation for the Phoenix-Goodwin Money Market Subaccount based on a 7-day period ending December 31, 1999.


       Example:

       Value of hypothetical pre-existing account with exactly
         1 unit at the beginning of the period:..............   $1.899347
       Value of the same account (excluding capital changes)
         at the end of the 7-day period:.....................    1.901064
       Calculation:
         Ending account value ...............................    1.901064
         Less beginning value ...............................    1.899347
         Net change in account value ........................    0.001717
       Base period return:
         (adjusted change/beginning account value) ..........    0.000904
       Current yield = return x (365/7) .....................       4.71%
       Effective yield = [(1 + return)]365/7 - 1 ............       4.82%


    The current yield and effective yield information will fluctuate, and publication of yield information may not provide a basis for comparison with bank deposits, other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the VUL Account level.

    For the Phoenix-Goodwin Multi-Sector Fixed Income Subaccount, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per unit on the last day of the period.


    When a Subaccount advertises its total return, it usually will be calculated for 1 year, 5 years, and 10 years or since inception if the Subaccount has not been in existence for at least 10 years. Total return is measured by comparing the value of a hypothetical $10,000 investment in the Subaccount at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of the Mortality and Expense Risk, Issue Expense and Monthly Administrative Charges.

    For those Subaccounts within the VUL Account that have not been available for 1 of the quoted periods, the average annual total return quotations will show the investment performance such Subaccount would have achieved (reduced by the applicable charges) had it been available to invest in shares of the Fund for the period quoted.

    The following performance tables display historical investment results of the Subaccounts of the VUL Account. This information may be useful in helping potential investors in deciding which Subaccounts to choose and in assessing the competence of the investment advisors. The performance figures shown should be considered in light of the investment objectives and policies, characteristics and quality of the Subaccounts and market conditions during the periods of time quoted. The performance figures should not be considered as estimates or predictions of future performance. Investment return of the Subaccounts are not guaranteed and will fluctuate. Below are quotations of average annual total return calculated as described above for all Subaccounts with at least one year of results. POLICY CHARGES (INCLUDING COST OF INSURANCE, PREMIUM TAX CHARGES, PREMIUM SALES CHARGES AND SURRENDER CHARGES) ARE NOT REFLECTED.


====================================================================================================================================
                                AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 19991
====================================================================================================================================
SUBACCOUNT                                                       INCEPTION DATE    1 YEAR     5 YEARS     10 YEARS  SINCE INCEPTION
====================================================================================================================================
Phoenix-Aberdeen International Series............................    5/1/90         20.48%     17.09%       N/A             11.45%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen New Asia Series.................................    9/17/96        40.45%      N/A         N/A             -3.21%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Bankers Trust Dow 30 Series..............................   12/15/99        N/A         N/A         N/A             -4.16%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Duff & Phelps Real Estate Securities Series..............    5/1/95         -2.52%      N/A         N/A              8.20%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Capital Growth Series...........................   12/31/82        20.65%     22.36%      18.20%           18.74%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Engemann Nifty Fifty Series..............................    3/2/98         22.95%      N/A         N/A             25.72%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Federated U.S. Government Bond Series....................   12/15/99        N/A         N/A         N/A             -7.89%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Money Market Series..............................    10/8/82        -2.48%      3.24%      3.79%             5.30%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Goodwin Multi-Sector Fixed Income Series.................   12/31/82        -1.89%      7.29%      7.72%             8.75%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Hollister Value Equity Series............................    3/2/98         15.67%      N/A         N/A             14.25%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-J.P. Morgan Research Enhanced Index Series...............    7/14/97        10.53%      N/A         N/A             18.81%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Equity Income Series...............................   12/15/99        N/A         N/A         N/A             -1.04%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Flexible Income Series ............................   12/15/99        N/A         N/A         N/A             -6.50%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Janus Growth Series......................................   12/15/99        N/A         N/A         N/A             -0.91%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Morgan Stanley Focus Equity Series.......................   12/15/99        N/A         N/A         N/A             -0.62%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Balanced Series.................................    5/1/92          3.80%     14.26%       N/A             10.98%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Growth and Income Series........................    3/2/98          8.86%      N/A         N/A             15.68%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Oakhurst Strategic Allocation Series.....................    9/17/84         3.51%     13.79%      11.91%           12.48%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Schafer Mid-Cap Value Series.............................    3/2/98        -16.54%      N/A         N/A            -15.36%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Mid-Cap Growth Series.............................    3/2/98         35.49%      N/A         N/A             31.11%
------------------------------------------------------------------------------------------------------------------------------------
Phoenix-Seneca Strategic Theme Series............................    1/29/96        44.19%      N/A         N/A             28.32%
------------------------------------------------------------------------------------------------------------------------------------
EAFE(R)Equity Index Fund.........................................    8/22/97        18.74%      N/A         N/A             13.19%
------------------------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II.................    3/2/94         -7.52%      3.73%       N/A              3.62%
------------------------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II...............................    3/1/94         -4.81%      8.46%       N/A              6.45%
------------------------------------------------------------------------------------------------------------------------------------
Technology Portfolio.............................................   11/30/99        N/A         N/A         N/A             15.70%
------------------------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund-- Class 2(2).......................    11/2/98         1.69%      N/A         N/A              3.68%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund-- Class 2(2).......................   11/28/98        14.02%     14.66%      11.50%           11.51%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund-- Class 2(2)........    9/27/96        42.61%      N/A         N/A             -6.76%
------------------------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund-- Class 2(2)....................    11/3/98        19.83%     15.11%      11.99%           11.87%
------------------------------------------------------------------------------------------------------------------------------------
Templeton International Securities Fund-- Class 2(2).............    5/11/92        14.66%     14.76%       N/A             13.53%
------------------------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty.............................................    2/1/99         N/A         N/A         N/A             71.20%
------------------------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap...................................    5/1/95        110.68%      N/A         N/A             36.11%
------------------------------------------------------------------------------------------------------------------------------------
Wanger Twenty....................................................    2/1/99         N/A         N/A         N/A             25.01%
------------------------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap............................................    5/1/95         16.36%      N/A         N/A             24.20%
------------------------------------------------------------------------------------------------------------------------------------

1 Standardized returns are the compounded returns that result from holding an initial investment of $10,000 for the time period indicated. Returns for periods greater than 1 year are annualized. Returns are net of 5.5% sales charge, 1% issue charge, investment management fees and the mortality and expense risk charges. Subaccounts are assumed to have started on the inception date of the appropriate series.
2 Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Securities), performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance since that date reflects Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.

    Advertisements, sales literature and other communications may contain information about any series' or advisor's current investment strategies and management style. Current strategies and style may change to respond to a changing market and economic conditions. From time to time, the series may discuss specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the series may separate their cumulative and average annual returns into income results and capital gains or losses; or cite separately, as a return figure, the equity or bond portion of a series' portfolio; or compare a series' equity or bond return figure to well-known indices of market performance including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial AverageSM, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

    Occasionally, The VUL Account may include in advertisements containing total return, the ranking of those performance figures relating to such figures for groups of Subaccounts having similar investment objectives as categorized by ranking services such as:

    Lipper Analytical Services, Inc.       Morningstar, Inc.
    CDA Investment Technologies, Inc.      Weisenberger Financial Services, Inc.

    Additionally, the Funds may compare a Series' performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as:

    Changing Times                         Forbes
    Fortune                                Money
    Barrons                                Business Week
    Investor's Business Daily              The Wall Street Journal
    The New York Times                     Consumer Reports
    Registered Representative              Financial Planning
    Financial Services Weekly              Financial World
    U.S. News and World Report             Standard & Poor's
    The Outlook                            Personal Investor

    The Funds may occasionally illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return also may be used to compare the performance of a Series against certain widely acknowledged outside standards or indices for stock and bond market performance such as:


    S&P 500                                Dow Jones Industrial AverageSM
    Europe Australia Far East Index (EAFE) Consumers Price Index
    Shearson Lehman Corporate Index        Shearson Lehman T-Bond Index


    The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1940-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 70-80% of the market value of all issues traded on the NYSE.

     The Funds' Annual Reports, available upon request and without charge, contain a discussion of the performance of the Funds and a comparison of that performance to a securities market index.


                              ANNUAL TOTAL RETURN(1)
=======================================================================================================================

                  Series                                  1983   1984    1985   1986   1987    1988    1989    1990
=======================================================================================================================
 Phoenix-Aberdeen International                           N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia                                N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Bankers Trust Dow 30                             N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities             N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Capital Growth                        32.22% 10.11%  34.24%  19.86%  6.48%   3.39%  35.39%   3.55%
 ----------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty                             N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Federated U.S. Government Bond                   N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market                            7.83%  9.68%   7.49%   5.98%  5.96%   6.90%   8.65%   7.67%
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income               5.47% 10.78%  20.00%  18.69%  0.60%   9.89%   7.70%   4.67%
 ----------------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity                           N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-J.P. Morgan Research Enhanced Index              N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Equity Income                              N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Flexible Income                            N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Growth                                     N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Morgan Stanley Focus Equity                      N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Balanced                                N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income                       N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Strategic Allocation                    N/A    N/A   26.69%  15.10% 12.16%   1.83%  19.27%   5.22%
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value                            N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth                            N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Strategic Theme                           N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 EAFE(R)Equity Index Fund                                 N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. Government Securities II         N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
 ----------------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II                       N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Technology Portfolio                                     N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Mutual Shares Securities Fund-- Class 2(2)               N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Templeton Asset Strategy Fund-- Class 2(2)               N/A    N/A     N/A    N/A    N/A     N/A    12.46%  -8.67%
-----------------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Securities Fund--Class 2(2) N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
 ----------------------------------------------------------------------------------------------------------------------
 Templeton Growth Securities Fund-- Class 2(2)            N/A    N/A     N/A    N/A    N/A     N/A    13.82% -11.72%
-----------------------------------------------------------------------------------------------------------------------
 Templeton International Securities Fund--Class 2(2)      N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
 ----------------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                                     N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                           N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                            N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A
-----------------------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                                      N/A    N/A     N/A    N/A    N/A     N/A     N/A      N/A

=======================================================================================================================

1 Non-Standardized returns are net of the investment management fees and mortality and expense risk charges of the Phoenix Edge subaccounts. Percent change does not include the effect of the sales charge or issue charge. Subaccounts are assumed to have started on the inception date of the appropriate series.
2 Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Securities), performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance since that date reflects Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.


These rates of return are not an estimate or guarantee of future performance.

                              ANNUAL TOTAL RETURN(1)
==============================================================================================================================

                  Series                                  1991    1992    1993    1994   1995    1996    1997   1998    1999
==============================================================================================================================
 Phoenix-Aberdeen International                          19.07% -13.26%  37.72%  -0.44%  9.04%  18.06%  11.49%  27.30%  28.86%
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Aberdeen New Asia                                 N/A     N/A     N/A     N/A    N/A    N/A   -32.73%  -4.92%  50.22%
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Bankers Trust Dow 30                              N/A     N/A     N/A     N/A    N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Duff & Phelps Real Estate Securities              N/A     N/A     N/A     N/A    N/A   32.60%  21.45% -21.59%   4.26%
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Capital Growth                         42.00%   9.75%  19.09%   0.96% 30.23%  12.02%  20.48%  29.37%  29.03%
 -----------------------------------------------------------------------------------------------------------------------------
 Phoenix-Engemann Nifty Fifty                              N/A     N/A     N/A     N/A    N/A    N/A     N/A     N/A    31.50%
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Federated U.S. Government Bond                    N/A     N/A     N/A     N/A    N/A    N/A     N/A     N/A    31.50%
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Money Market                             5.45%   3.06%   2.35%   3.31%  5.16%   4.50%   4.66%   4.57%   4.30%
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Goodwin Multi-Sector Fixed Income               18.97%   9.52%  15.33%  -5.93% 22.91%  11.86%  10.53%  -4.63%   4.93%
 -----------------------------------------------------------------------------------------------------------------------------
 Phoenix-Hollister Value Equity                            N/A     N/A     N/A     N/A    N/A    N/A     N/A     N/A    23.72%
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-J.P. Morgan Research Enhanced Index               N/A     N/A     N/A     N/A    N/A    N/A     N/A    31.03%  18.22%
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Equity Income                               N/A     N/A     N/A     N/A    N/A    N/A     N/A     N/A    23.72%
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Flexible Income                             N/A     N/A     N/A     N/A    N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Janus Growth                                      N/A     N/A     N/A     N/A    N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Morgan Stanley Focus Equity                       N/A     N/A     N/A     N/A    N/A    N/A     N/A     N/A     N/A
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Balanced                                 N/A     N/A    8.06%  -3.32% 22.72%  10.01%  17.35%  18.42%  11.02%
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Growth and Income                        N/A     N/A     N/A     N/A    N/A    N/A     N/A     N/A    16.43%
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Oakhurst Strategic Allocation                   28.64%  10.10%  10.46%  -1.89% 17.61%   8.50%  20.13%  20.19%  10.71%
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Schafer Mid-Cap Value                             N/A     N/A     N/A     N/A    N/A    N/A     N/A     N/A   -10.73%
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Mid-Cap Growth                             N/A     N/A     N/A     N/A    N/A    N/A     N/A     N/A    44.90%
------------------------------------------------------------------------------------------------------------------------------
 Phoenix-Seneca Strategic Theme                            N/A     N/A     N/A     N/A    N/A    N/A    16.59%  43.97%  54.22%
------------------------------------------------------------------------------------------------------------------------------
 EAFE(R)Equity Index Fund                                  N/A     N/A     N/A     N/A    N/A    N/A     N/A    21.00%  27.00%
------------------------------------------------------------------------------------------------------------------------------
 Federated Fund for U.S. Government Securities II          N/A     N/A     N/A     N/A   8.23%   3.68%   8.04%   7.12%  -1.09%
------------------------------------------------------------------------------------------------------------------------------
 Federated High Income Bond Fund II                        N/A     N/A     N/A     N/A  19.78%  13.74%  13.27%   2.19%   1.81%
------------------------------------------------------------------------------------------------------------------------------
 Technology Portfolio                                      N/A     N/A     N/A     N/A    N/A    N/A     N/A     N/A      N/A
------------------------------------------------------------------------------------------------------------------------------
 Mutual Shares Securities Fund-- Class 2(2)                N/A     N/A     N/A     N/A    N/A     N/A     N/A    N/A     8.76%
------------------------------------------------------------------------------------------------------------------------------
 Templeton Asset Strategy Fund-- Class 2(2)              26.80%   7.29%  25.24%  -3.71% 21.65%  18.00%  14.71%   5.57%  21.94%
------------------------------------------------------------------------------------------------------------------------------
 Templeton Developing Markets Securities Fund--Class 2(2)  N/A     N/A     N/A     N/A    N/A    N/A   -29.74% -21.44%  52.52%
------------------------------------------------------------------------------------------------------------------------------
 Templeton Growth Securities Fund-- Class 2(2)           26.60%   6.34%  33.08%  -2.96% 24.34%  21.53%  11.08%   0.49%  28.16%
------------------------------------------------------------------------------------------------------------------------------
 Templeton International Securities Fund--Class 2(2)       N/A     N/A   46.28%  -2.98% 14.91%  23.14%  13.10%   8.50%  22.63%
 -----------------------------------------------------------------------------------------------------------------------------
 Wanger Foreign Forty                                      N/A     N/A     N/A     N/A    N/A    N/A      N/A    N/A      N/A
------------------------------------------------------------------------------------------------------------------------------
 Wanger International Small Cap                            N/A     N/A     N/A     N/A    N/A   31.54%  -1.95%  15.75% 125.33%
------------------------------------------------------------------------------------------------------------------------------
 Wanger Twenty                                             N/A     N/A     N/A     N/A    N/A    N/A      N/A    N/A      N/A
------------------------------------------------------------------------------------------------------------------------------
 Wanger US Small Cap                                       N/A     N/A     N/A     N/A    N/A   46.08%  28.78%   8.15%  24.45%

==============================================================================================================================

1 Non-Standardized returns are net of the investment management fees and mortality and expense risk charges of the Phoenix Edge subaccounts. Percent change does not include the effect of the sales charge or issue charge. Subaccounts are assumed to have started on the inception date of the appropriate series.
2 Because Class 2 shares were not offered until May 1, 1997 (November 10, 1998 for Mutual Shares Securities), performance shown for periods prior to that date represents the historical results of Class 1 shares. Performance since that date reflects Class 2's high annual fees and expenses resulting from its Rule 12b-1 plan. Maximum annual plan expenses are 0.25%.


These rates of return are not an estimate or guarantee of future performance.

APPENDIX B
THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------
    Contributions to the GIA under the Policy and transfers to the GIA become part of the Phoenix General Account (the "General Account"), which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interest in the General Account has not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither the General Account nor any interest therein is specifically subject to the provisions of the 1933 or 1940 Acts and the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus concerning the GIA. Disclosures regarding the GIA and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

    The General Account is made up of all of the general assets of Phoenix other than those allocated to any separate account. Premium payments will be allocated to the GIA and, therefore, the General Account, as elected by the Policyowner at the time of purchase or as subsequently changed. Phoenix will invest the assets of the General Account in assets chosen by it and allowed by applicable law. Investment income from General Account assets is allocated between Phoenix and the contracts participating in the General Account, in accordance with the terms of such contracts.

    Investment income from the General Account allocated to Phoenix includes compensation for mortality and expense risks borne by it in connection with General Account contracts.

    The amount of investment income allocated to the Policies will vary from year to year in the sole discretion of Phoenix. However, Phoenix guarantees that it will credit interest at a rate of not less than 4% per year, compounded annually, to amounts allocated to the unloaned portion of the GIA. Phoenix may credit interest at a rate in excess of 4% per year; however, it is not obligated to credit any interest in excess of 4% per year. The loaned portion of the GIA will be credited interest at an effective annual rate of 7.25%.


    On the last business day of each calendar week, Phoenix will set the excess interest rate, if any, that will apply to premium payments made to the GIA. That rate will remain in effect for such premium payments for an initial guarantee period of 1 full year from the date of premium payment. Upon expiration of the initial 1-year guarantee period (and each subsequent 1-year guarantee period thereafter), the rate to be applied to any premium payments whose guaranteed period has just ended will be the same rate as is applied to new premium payments allocated at that time to the GIA. This rate will likewise remain in effect for a guarantee period of 1 full year from the date the new rate is applied.


    Excess interest, if any, will be determined by Phoenix based on information as to expected investment yields. Some of the factors that Phoenix may consider in determining whether to credit interest to amounts allocated to the GIA and the amount thereof, are general economic trends, rates of return currently available and anticipated on investments, regulatory and tax requirements and competitive factors. ANY INTEREST CREDITED TO AMOUNTS ALLOCATED TO THE GIA IN EXCESS OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF PHOENIX AND WITHOUT REGARD TO ANY SPECIFIC FORMULA. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED TO GIA ALLOCATIONS MAY NOT EXCEED THE MINIMUM GUARANTEE OF 4% FOR ANY GIVEN YEAR.

    Phoenix is aware of no statutory limitations on the maximum amount of interest it may credit, and the Board of Directors has set no limitations. However, inherent in Phoenix's exercise of discretion in this regard is the equitable allocation of distributable earnings and surplus among its various Policyholders, Contract Owners and shareholders.

    Excess interest, if any, will be credited on the GIA Policy Value. Phoenix guarantees that, at any time, the GIA Policy Value will not be less than the amount of premium payments allocated to the GIA, plus interest at the rate of 4% per year, compounded annually, plus any additional interest which Phoenix may, in its discretion, credit to the GIA, less the sum of all annual administrative or surrender charges, any applicable premium taxes, and less any amounts surrendered or loaned. If the Policyowner surrenders the Policy, the amount available from the GIA will be reduced by any applicable surrender charge and annual administration charge. See "Deductions and Charges."


    IN GENERAL, YOU CAN MAKE ONLY 1 TRANSFER PER YEAR FROM THE GIA. THE AMOUNT THAT CAN BE TRANSFERRED OUT IS LIMITED TO THE GREATER OF $1,000 OR 25% OF THE POLICY VALUE IN THE GIA AT THE TIME OF THE TRANSFER. IF YOU ELECT THE SYSTEMATIC TRANSFER PROGRAM, APPROXIMATELY EQUAL AMOUNTS MAY BE TRANSFERRED OUT OF THE GIA OVER A MINIMUM 18-MONTH PERIOD. ALSO, THE TOTAL POLICY VALUE ALLOCATED TO THE GIA MAY BE TRANSFERRED OUT OF THE GIA TO 1 OR MORE OF THE SUBACCOUNTS OF THE VUL ACCOUNT OVER A CONSECUTIVE 4-YEAR PERIOD ACCORDING TO THE FOLLOWING ANNUALLY RENEWABLE SCHEDULE:

                 YEAR 1: 25%               YEAR 2: 33%

                 YEAR 3: 50%               YEAR 4: 100%

APPENDIX C
ILLUSTRATIONS OF DEATH BENEFITS, ACCUMULATION VALUES,
CASH VALUES AND ACCUMULATED PREMIUMS
--------------------------------------------------------------------------------
    The tables illustrate how a Policy's death benefits, accumulation values and cash values may vary over time assuming hypothetical gross (after tax) investment return rates of 0%, 6% and 12%, i.e., the investment income and capital gains and losses, realized or unrealized of the Fund is equivalent to the assumed hypothetical gross annual investment return rates of 0%, 6% and 12%. The tables are based on current or guaranteed mortality charges as indicated, and on a single premium of $10,000.


    1. The illustration on pages 93 and 94 is for a policy issued to a male nonsmoker age 35 with the maximum amount of insurance under the contract.

    2. The illustration on pages 95 and 96 is for a policy issued to a female nonsmoker age 35 with the maximum amount of insurance under the contract.

    3. The illustration on pages 97 and 98 is for a policy issued to a male nonsmoker age 35 with the minimum amount of insurance under the contract.

    4. The illustration on pages 99 and 100 is for a policy issued to a female nonsmoker age 35 with the minimum amount of insurance under the contract.


    The death benefits, accumulation values and cash values would be different from those shown if the actual gross investment return averaged 0%, 6% or 12%, but fluctuated above or below the averaged rate at various points in time. These benefits and values also would change if the assumptions underlying the illustrations (for example age of the Insured, Insured's smoking status, premium amount paid or Target Face Amount selected) were different.

    The death benefit, accumulation value and cash value amounts reflect the following current or guaranteed maximum charges:

    1. Acquisition Expense Charge (see "Charges and Deductions--Acquisition Expense").

    2.   Cost of Insurance Charge (see "Charges and Deductions--Cost of
         Insurance").

    3. Mortality and Expense Risk Charge, which is equal to .50%, on an annual basis, of the net asset value of the VUL Account (see "Charges and Deductions--Mortality and Expense Risk Charge").


    These illustrations also assume an average investment advisory fee of .70% on an annual basis, of the average daily net asset value of each of the Series of the Funds. These illustrations also assume other ongoing average Fund expenses of .30%. All other Fund expenses, except capital expenses, are assumed by the Advisers or by Phoenix. Management may decide to limit the amount of expense reimbursement in the future. If expense reimbursement had not been in place for the fiscal year ended December 31, 1999, average total operating expenses for the Series would have been approximately 1.44% of the average net assets.


    Taking into account the Mortality and Expense Risk Charge and the investment advisory fees and expenses, the gross annual investment return rates of 0%, 6% and 12% on the Funds' assets are equivalent to net annual investment return rates of approximately -1.49%, 4.48% and 10.45%, respectively.

    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the VUL Account in the future. If such Tax Charges are imposed in the future, then in order to produce after tax returns equal to those illustrated for 0%, 6% and 12%, a sufficiently higher amount in excess of the hypothetical interest rates would have to be earned. (See "Charges and Deduction--Other Charges--Taxes.")

    The second column of each table shows the amount that would accumulate if an amount equal to the Single Premium were invested to earn interest, after taxes, at 5% compounded annually.

    A comparable illustration based on a proposed Insured's age and sex and a proposed Death Benefit and single premium is available upon request. In states where cost of insurance rates are not based on the insured's sex, the tables designated "male" apply to all standard risk insureds who are nonsmokers.

                                                                    Page 1 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $53,815
                                                  MINIMUM FACE AMOUNT RIDER: $0
MALE 35 NONSMOKER


              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                            ASSUMING CURRENT CHARGES

                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
     --------  ---------- ---------- ----------- ---------- ----------- ----------- --------- ---------- ---------- ----------
          1      10,500      9,733       8,991     50,893      10,325       9,583    53,959     10,917     10,175      57,010
          2      11,025      9,470       8,810     47,885      10,662      10,003    54,081     11,925     11,266      60,612
          3      11,576      9,212       8,635     45,061      11,013      10,436    54,179     13,033     12,456      64,358
          4      12,155      8,958       8,463     42,411      11,377      10,882    54,255     14,251     13,757      68,262
          5      12,763      8,707       8,295     39,925      11,754      11,342    54,312     15,590     15,178      72,337

          6      13,401      8,454       8,124     37,563      12,136      11,806    54,310     17,046     16,716      76,540
          7      14,071      8,204       7,957     35,346      12,530      12,283    54,290     18,644     18,397      80,932
          8      14,775      7,945       7,780     33,213      12,916      12,751    54,167     20,361     20,196      85,393
          9      15,513      7,689       7,606     31,210      13,313      13,231    54,022     22,239     22,157      90,047
         10      16,289      7,437       7,437     29,335      13,724      13,724    53,867     24,296     24,296      94,924

         11      17,103      7,258       7,258     27,532      14,205      14,205    53,619     26,586     26,586      99,887
         12      17,959      7,082       7,082     25,836      14,700      14,700    53,365     29,084     29,084     105,095
         13      18,857      6,908       6,908     24,245      15,208      15,208    53,113     31,809     31,809     110,575
         14      19,799      6,737       6,737     22,751      15,731      15,731    52,863     34,783     34,783     116,343
         15      20,789      6,569       6,569     21,351      16,268      16,268    52,614     38,025     38,025     122,413

         16      21,829      6,403       6,403     20,036      16,819      16,819    52,368     41,559     41,559     128,803
         17      22,920      6,240       6,240     18,803      17,383      17,383    52,124     45,409     45,409     135,529
         18      24,066      6,079       6,079     17,647      17,961      17,961    51,884     49,598     49,598     142,614
         19      25,270      5,920       5,920     16,563      18,550      18,550    51,648     54,153     54,153     150,076
         20      26,533      5,762       5,762     15,546      19,151      19,151    51,416     59,102     59,102     157,939

       @ 65      43,219      4,161       4,161      7,804      26,420      26,420    49,300    150,253    150,253     279,073

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.50% (includes average fund operating expenses of 1.00% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                                                    Page 2 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $53,815
                                                  MINIMUM FACE AMOUNT RIDER: $0
MALE 35 NONSMOKER

              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                           ASSUMING GUARANTEED CHARGES

                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%

     --------  ---------- ---------- ----------- ---------- ----------- ----------- --------- ---------- ---------- ----------
          1      10,500      9,696       8,955     50,706      10,286      9,544     53,760     10,876     10,134      56,800
          2      11,025      9,399       8,740     47,517      10,583      9,923     53,667     11,836     11,176      60,150
          3      11,576      9,108       8,531     44,534      10,888     10,311     53,548     12,885     12,308      63,613
          4      12,155      8,821       8,327     41,743      11,203     10,708     53,406     14,033     13,538      67,199
          5      12,763      8,540       8,128     39,132      11,527     11,115     53,242     15,287     14,875      70,920

          6      13,401      8,263       7,933     36,689      11,860     11,531     53,058     16,658     16,329      74,785
          7      14,071      7,990       7,743     34,404      12,203     11,955     52,856     18,155     17,908      78,805
          8      14,775      7,722       7,557     32,266      12,554     12,389     52,637     19,791     19,626      82,993
          9      15,513      7,457       7,375     30,265      12,915     12,832     52,402     21,575     21,493      87,360
         10      16,289      7,197       7,197     28,393      13,285     13,285     52,153     23,523     23,523      91,918

         11      17,103      7,023       7,023     26,639      13,749     13,749     51,897     25,736     25,736      96,694
         12      17,959      6,851       6,851     24,994      14,225     14,225     51,642     28,149     28,149     101,718
         13      18,857      6,682       6,682     23,450      14,715     14,715     51,389     30,781     30,781     107,004
         14      19,799      6,515       6,515     22,002      15,217     15,217     51,137     33,652     33,652     112,563
         15      20,789      6,351       6,351     20,643      15,733     15,733     50,886     36,781     36,781     118,412

         16      21,829      6,190       6,190     19,368      16,262     16,262     50,637     40,191     40,191     124,565
         17      22,920      6,030       6,030     18,171      16,804     16,804     50,388     43,903     43,903     131,037
         18      24,066      5,873       5,873     17,049      17,357     17,357     50,141     47,939     47,939     137,846
         19      25,270      5,717       5,717     15,996      17,920     17,920     49,895     52,323     52,323     145,008
         20      26,533      5,563       5,563     15,008      18,493     18,493     49,651     57,081     57,081     152,542

       @ 65      43,219      3,968       3,968      7,443      25,203     25,203     47,037    143,353    143,353     266,303

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.50% (includes average fund operating expenses of 1.00% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                                                    Page 1 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $61,546
                                                  MINIMUM FACE AMOUNT RIDER: $0
                                1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0
FEMALE 35 NONSMOKER

              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                            ASSUMING CURRENT CHARGES

                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
     --------  ---------- ---------- ----------- ---------- ----------- ----------- --------- ---------- ---------- ----------
          1      10,500      9,732       8,990     58,209      10,324      9,582     61,714     10,916     10,174      65,204
          2      11,025      9,468       8,808     54,775      10,660     10,000     61,862     11,923     11,263      69,333
          3      11,576      9,208       8,631     51,555      11,008     10,431     61,986     13,028     12,451      73,632
          4      12,155      8,952       8,457     48,534      11,370     10,875     62,087     14,243     13,748      78,116
          5      12,763      8,700       8,287     45,701      11,744     11,332     62,169     15,576     15,164      82,802

          6      13,401      8,443       8,114     43,008      12,120     11,790     62,183     17,024     16,695      87,635
          7      14,071      8,190       7,943     40,482      12,509     12,261     62,178     18,611     18,364      92,692
          8      14,775      7,925       7,761     38,045      12,855     12,720     62,048     20,311     20,147      97,819
          9      15,513      7,665       7,582     35,757      13,272     13,189     61,893     22,170     22,087     103,168
         10      16,289      7,408       7,408     33,613      13,670     13,670     61,723     24,202     24,202     108,769

         11      17,103      7,223       7,223     31,542      14,136     14,136     61,430     26,457     26,457     114,438
         12      17,959      7,041       7,041     29,594      14,616     14,616     61,128     28,918     28,918     120,384
         13      18,857      6,863       6,863     27,766      15,109     15,109     60,828     31,601     31,601     126,639
         14      19,799      6,688       6,688     26,051      15,616     15,616     60,530     34,528     34,528     133,218
         15      20,789      6,516       6,516     24,442      16,137     16,137     60,233     37,719     37,719     140,140

         16      21,829      6,348       6,348     22,933      16,673     16,673     59,941     41,199     41,199     147,431
         17      22,920      6,183       6,183     21,520      17,225     17,225     59,657     44,995     44,995     155,117
         18      24,066      6,022       6,022     20,198      17,793     17,793     59,383     49,134     49,134     163,227
         19      25,270      5,864       5,864     18,960      18,377     18,377     59,123     53,649     53,649     171,800
         20      26,533      5,710       5,710     17,801      18,979     18,979     58,874     58,571     58,571     180,853

       @ 65      43,219      4,175       4,175      8,848      26,509     26,509     55,897    150,759    150,759     316,418

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.50% (includes average fund operating expenses of 1.00% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                                                    Page 2 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $61,546
                                                  MINIMUM FACE AMOUNT RIDER: $0
                                1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0
FEMALE 35 NONSMOKER

              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                           ASSUMING GUARANTEED CHARGES

                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
     --------  ---------- ---------- ----------- ---------- ----------- ----------- --------- ---------- ---------- ----------
          1      10,500      9,695       8,953     57,989      10,285      9,543     61,482     10,874     10,132      64,959
          2      11,025      9,395       8,736     54,342      10,578      9,918     61,376     11,830     11,171      68,790
          3      11,576      9,101       8,524     50,930      10,879     10,302     61,240     12,875     12,298      72,750
          4      12,155      8,811       8,316     47,738      11,189     10,694     61,077     14,015     13,521      76,852
          5      12,763      8,525       8,112     44,752      11,506     11,094     60,890     15,260     14,848      81,107

          6      13,401      8,243       7,913     41,958      11,832     11,502     60,679     16,618     16,288      85,527
          7      14,071      7,965       7,717     39,344      12,164     11,916     60,448     18,097     17,850      90,125
          8      14,775      7,690       7,526     36,899      12,503     12,338     60,197     19,710     19,545      94,915
          9      15,513      7,420       7,338     34,611      12,851     12,769     59,928     21,469     21,386      99,908
         10      16,289      7,155       7,155     32,470      13,208     13,208     59,643     23,387     23,387     105,120

         11      17,103      6,976       6,976     30,464      13,658     13,658     59,350     25,565     25,565     110,582
         12      17,959      6,801       6,801     28,583      14,121     14,121     59,059     27,943     27,943     116,327
         13      18,857      6,628       6,628     26,817      14,597     14,597     58,769     30,536     30,536     122,371
         14      19,799      6,459       6,459     25,161      15,087     15,087     58,480     33,364     33,364     128,729
         15      20,789      6,293       6,293     23,606      15,590     15,590     58,193     36,448     36,448     135,417

         16      21,829      6,130       6,130     22,148      16,107     16,107     57,908     39,808     39,808     142,452
         17      22,920      5,970       5,970     20,780      16,637     16,637     57,623     43,467     43,467     149,853
         18      24,066      5,813       5,813     19,497      17,180     17,180     57,341     47,451     47,451     157,639
         19      25,270      5,658       5,658     18,292      17,735     17,735     57,059     51,782     51,782     165,830
         20      26,533      5,505       5,505     17,162      18,302     18,302     56,779     56,493     56,493     174,445

       @ 65      43,219      4,016       4,016      8,511      25,509     25,509     53,787    145,094    145,094     304,526

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.50% (includes average fund operating expenses of 1.00% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                                                    Page 1 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $39,392
                                                  MINIMUM FACE AMOUNT RIDER: $0
                                1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0
MALE 35 NONSMOKER

              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                            ASSUMING CURRENT CHARGES

                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
     --------  ---------- ---------- ----------- ---------- ----------- ----------- --------- ---------- ---------- ----------
          1      10,500      9,744       9,002     37,636      10,337     9,595    39,903     10,930     10,188     42,159
          2      11,025      9,493       8,833     35,704      10,688    10,028    40,323     11,954     11,294     45,192
          3      11,576      9,245       8,668     33,876      11,052    10,475    40,729     13,081     12,503     48,381
          4      12,155      9,001       8,506     32,147      11,432    10,937    41,123     14,321     13,826     51,738
          5      12,763      8,760       8,348     30,512      11,826    11,414    41,505     15,686     15,273     55,278

          6      13,401      8,518       8,189     28,950      12,229    11,899    41,855     17,177     16,847     58,984
          7      14,071      8,280       8,033     27,473      12,646    12,399    42,193     18,817     18,569     62,897
          8      14,775      8,035       7,870     26,046      13,063    12,898    42,475     20,593     20,428     66,957
          9      15,513      7,794       7,711     24,696      13,494    13,412    42,742     22,541     22,459     71,241
         10      16,289      7,556       7,556     23,421      13,941    13,941    43,001     24,680     24,680     75,773

         11      17,103      7,393       7,393     22,188      14,468    14,468    43,208     27,077     27,077     80,488
         12      17,959      7,233       7,233     21,019      15,013    15,013    43,411     29,701     29,701     85,487
         13      18,857      7,075       7,075     19,911      15,574    15,574    43,615     32,573     32,573     90,798
         14      19,799      6,919       6,919     18,862      16,154    16,154    43,821     35,716     35,716     96,440
         15      20,789      6,765       6,765     17,868      16,752    16,752    44,028     39,154     39,154    102,433
                             6,613
         16      21,829      6,613       6,613     16,927      17,368    17,368    44,237     42,915     42,915    108,799
         17      22,920      6,463       6,463     16,036      18,003    18,003    44,448     47,024     47,024    115,564
         18      24,066      6,315       6,315     15,192      18,655    18,655    44,661     51,513     51,513    122,754
         19      25,270      6,168       6,168     14,393      19,325    19,325    44,877     56,412     56,412    130,397
         20      26,533      6,022       6,022     13,637      20,012    20,012    45,096     61,756     61,756    138,521

       @ 65      43,219      4,519       4,519      7,576      28,687    28,687    47,858    163,136    163,136    270,900

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.50% (includes average fund operating expenses of 1.00% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                                                    Page 2 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $39,392
                                                  MINIMUM FACE AMOUNT RIDER: $0
                                1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0

MALE 35 NONSMOKER

              THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                           ASSUMING GUARANTEED CHARGES

                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
     --------  ---------- ---------- ----------- ---------- ----------- ----------- --------- ---------- ---------- ----------
          1      10,500      9,720       8,978     37,542      10,311      9,569     39,803     10,902     10,160      42,054
          2      11,025      9,444       8,785     35,516      10,633      9,974     40,112     11,892     11,233      44,957
          3      11,576      9,173       8,596     33,604      10,967     10,390     40,405     12,979     12,401      47,997
          4      12,155      8,907       8,412     31,799      11,312     10,817     40,680     14,170     13,675      51,184
          5      12,763      8,644       8,232     30,094      11,668     11,256     40,941     15,476     15,063      54,531

          6      13,401      8,385       8,055     28,485      12,037     11,707     41,188     16,907     16,577      58,048
          7      14,071      8,130       7,883     26,965      12,417     12,169     41,421     18,475     18,227      61,751
          8      14,775      7,878       7,714     25,530      12,809     12,644     41,641     20,192     20,027      65,651
          9      15,513      7,630       7,548     24,176      13,213     13,131     41,850     22,073     21,990      69,762
         10      16,289      7,386       7,386     22,896      13,630     13,630     42,048     24,132     24,132      74,101

         11      17,103      7,226       7,226     21,687      14,144     14,144     42,240     26,473     26,473      78,694
         12      17,959      7,069       7,069     20,541      14,675     14,675     42,434     29,035     29,035      83,572
         13      18,857      6,913       6,913     19,456      15,222     15,222     42,628     31,839     31,839      88,752
         14      19,799      6,760       6,760     18,428      15,786     15,786     42,823     34,906     34,906      94,253
         15      20,789      6,609       6,609     17,455      16,368     16,368     43,019     38,260     38,260     100,095

         16      21,829      6,459       6,459     16,533      16,967     16,967     43,216     41,928     41,928     106,299
         17      22,920      6,311       6,311     15,660      17,584     17,584     43,414     45,935     45,935     112,888
         18      24,066      6,165       6,165     14,832      18,217     18,217     43,613     50,308     50,308     119,885
         19      25,270      6,020       6,020     14,049      18,866     18,866     43,812     55,078     55,078     127,316
         20      26,533      5,876       5,876     13,307      19,531     19,531     44,013     60,277     60,277     135,207

       @ 65      43,219      4,368       4,368      7,325      27,737     27,737     46,280    157,752    157,752     261,994

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.50% (includes average fund operating expenses of 1.00% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                                                    Page 1 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $44,121
                                                  MINIMUM FACE AMOUNT RIDER: $0
                                1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0

FEMALE 35 NONSMOKER

                                      THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                                                    ASSUMING CURRENT CHARGES

                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
     --------  ---------- ---------- ----------- ---------- ----------- ----------- --------- ---------- ---------- ----------
          1      10,500      9,744       9,002     42,156      10,337      9,595     44,695     10,930     10,188      47,222
          2      11,025      9,492       8,832     39,993      10,687     10,027     45,167     11,953     11,293      50,622
          3      11,576      9,243       8,666     37,949      11,051     10,474     45,626     13,078     12,501      54,198
          4      12,155      8,998       8,504     36,016      11,429     10,934     46,072     14,317     13,822      57,965
          5      12,763      8,757       8,345     34,189      11,821     11,409     46,507     15,679     15,267      61,940

          6      13,401      8,513       8,183     32,444      12,221     11,891     46,906     17,166     16,837      66,103
          7      14,071      8,273       8,025     30,794      12,635     12,388     47,294     18,800     18,553      70,500
          8      14,775      8,025       7,860     29,198      13,046     12,882     47,614     20,566     20,401      75,060
          9      15,513      7,780       7,698     27,687      13,472     13,389     47,918     22,503     22,421      79,870
         10      16,289      7,540       7,540     26,259      13,911     13,911     48,213     24,627     24,627      84,957

         11      17,103      7,373       7,373     24,875      14,429     14,429     48,439     27,004     27,004      90,234
         12      17,959      7,210       7,210     23,561      14,964     14,964     48,661     29,605     29,605      95,826
         13      18,857      7,049       7,049     22,316      15,517     15,517     48,884     32,453     32,453     101,766
         14      19,799      6,890       6,890     21,137      16,087     16,087     49,107     35,568     35,568     108,074
         15      20,789      6,734       6,734     20,021      16,676     16,676     49,332     38,977     38,977     114,773

         16      21,829      6,581       6,581     18,964      17,284     17,284     49,561     42,706     42,706     121,893
         17      22,920      6,430       6,430     17,964      17,912     17,912     49,794     46,787     46,787     129,464
         18      24,066      6,282       6,282     17,019      18,560     18,560     50,033     51,251     51,251     137,520
         19      25,270      6,137       6,137     16,127      19,230     19,230     50,282     56,135     56,135     146,100
         20      26,533      5,995       5,995     15,282      19,922     19,922     50,538     61,478     61,478     155,236

       @ 65      43,219      4,550       4,550      8,426      28,882     28,882     53,229    164,245    164,245     301,302

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.50% (includes average fund operating expenses of 1.00% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                                                    Page 2 of 2
                                                               PREMIUM: $10,000
                                                    TARGET FACE AMOUNT: $44,121
                                                  MINIMUM FACE AMOUNT RIDER: $0
                                1035 EXCHANGE FUND APPLIED (INCL. IN PREM.): $0
FEMALE 35 NONSMOKER

                                      THE PHOENIX EDGE -- A VARIABLE UNIVERSAL LIFE POLICY

                                                  ASSUMING GUARANTEED CHARGES



                                          CASH                              CASH                            CASH
                 PREMIUM    ACCOUNT    SURRENDER   DEATH      ACCOUNT    SURRENDER    DEATH     ACCOUNT   SURRENDER    DEATH
                 ACCUM.      VALUE       VALUE     BENEFIT     VALUE       VALUE     BENEFIT     VALUE      VALUE     BENEFIT
       YEAR       @ 5%        @ 0%        @ 0%      @ 0%        @ 6%        @ 6%      @ 6%       @ 12%      @ 12%      @ 12%
     --------  ---------- ---------- ----------- ---------- ----------- ----------- --------- ---------- ---------- ----------
          1      10,500      9,719       8,977     42,049      10,310      9,568     44,582     10,902     10,160      47,103
          2      11,025      9,443       8,783     39,780      10,632      9,972     44,928     11,891     11,231      50,354
          3      11,576      9,170       8,593     37,638      10,963     10,386     45,255     12,974     12,397      53,759
          4      12,155      8,902       8,407     35,616      11,306     10,811     45,564     14,162     13,667      57,329
          5      12,763      8,637       8,225     33,707      11,659     11,246     45,856     15,463     15,051      61,077

          6      13,401      8,375       8,046     31,904      12,022     11,693     46,132     16,887     16,557      65,018
          7      14,071      8,117       7,870     30,202      12,397     12,149     46,394     18,445     18,197      69,165
          8      14,775      7,862       7,697     28,595      12,782     12,617     46,641     20,149                 73,533
          9      15,513      7,610       7,528     27,078      13,178     13,096     46,875     22,015     21,932      78,138
         10      16,289      7,362       7,362     25,645      13,587     13,587     47,096     24,056     24,056      82,998

         11      17,103      7,200       7,200     24,291      14,093     14,093     47,312     26,378     26,378      88,143
         12      17,959      7,041       7,041     23,007      14,616     14,616     47,528     28,919     28,919      93,606
         13      18,857      6,883       6,883     21,792      15,156     15,156     47,746     31,701     31,701
         14      19,799      6,729       6,729     20,641      15,713     15,713     47,965     34,744     34,744     105,570
         15      20,789      6,576       6,576     19,551      16,288     16,288     48,184     38,074     38,074     112,114

         16      21,829      6,426       6,426     18,518      16,881     16,881     48,405     41,715     41,715     119,063
         17      22,920      6,278       6,278     17,540      17,492     17,492     48,626     45,694     45,694     126,443
         18      24,066      6,132       6,132     16,613      18,121     18,121     48,849     50,043     50,043     134,280
         19      25,270      5,988       5,988     15,736      18,767     18,767     49,073     54,790     54,790     142,603
         20      26,533      5,846       5,846     14,904      19,432     19,432     49,297     59,972     59,972     151,442

       @ 65      43,219      4,430       4,430      8,205      28,127     28,127     51,837    159,968    159,968     293,456

Death benefit, accumulation value and Cash Value are based on the hypothetical gross percentage rates shown, assume current and guaranteed mortality charges, no policy loans or withdrawals have been made, and are calculated at the end of the Policy Year. Values shown reflect an effective annual asset charge of 1.50% (includes average fund operating expenses of 1.00% and mortality and expense risk charge of 0.5%). Hypothetical gross percentage rates are illustrative only and do not in any way represent actual results or suggest that such results will be achieved in the future. Actual values will differ from those shown whenever actual investment results differ from hypothetical rates illustrated.

Assumes premium tax of 2.25%.

                                    VERSION B

               This filing does not affect The Phoenix Edge(R)-SPVL

                           PART II. OTHER INFORMATION
                           UNDERTAKING TO FILE REPORTS


    Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                              RULE 484 UNDERTAKING

    Section 723 of the New York Business Corporation Law, as made applicable to insurance companies by Section 108 of the New York Insurance Law, provides that a corporation may indemnify any director or officer of the corporation made, or threatened to be made, a party to an action or proceeding other than one by or in the right of the corporation to procure a judgment in its favor, whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, by reason of the fact that he, his testator or intestate, served such other corporation in any capacity at the request of the indemnifying corporation.

    Article VI Section 6.1 of the By-laws of Phoenix Home Life provides that "To the full extent permitted by the laws of the State of New York, the Company shall indemnify any person made or threatened to be made a party to any action, proceeding or investigation, whether civil or criminal, by reason of the fact that such person . . . is or was a Director or Officer of the Company; or . . . serves or served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity at the request of the Company, and also is or was a Director, or Officer of the Company . . . The Company shall also indemnify any [such] person . . . by reason of the fact that such person or such person's testator or intestate is or was an employee or agent of the Company . . . ."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    REPRESENTATION PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940.

    Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940, as amended, Phoenix Home Life Mutual Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed thereunder by Phoenix Home Life Mutual Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

    This registration statement comprises the following papers and documents:

    Facing sheet.


    Prospectus, consisting of 100 pages.


    The undertaking to file reports.

    The Rule 484 undertaking.

    Representation pursuant to Section 26(e)(2)(A) under the Investment Company Act of 1940.

    Signatures.

    The Powers of Attorney.

    Written consent of the following persons:


        (a)  Edwin L. Kerr, Esq.

        (b)  PricewaterhouseCoopers LLP

        (c)  Paul M. Fischer, FSA, CLU, ChFC


    The following exhibits:

    1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:

    A. (1) Resolution of the Board of Directors of Phoenix Mutual establishing the VUL Account filed with registrant's Registration Statement on June 26, 1986 and is filed via Edgar with Post-Effective
             Amendment No. 14 on April 29, 1998, incorporated by reference.

        (2)  Not Applicable.

        (3)  Distribution of Policies:

             (a) Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation dated December 31, 1996 filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, incorporated by reference.

             (b) Form of Agreement between Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, incorporated by reference.

             (c)  Not Applicable.

        (4)  Not Applicable.

        (5)  Specimen policies with optional riders:

             (a) The Phoenix Edge - Variable Life Insurance Policy Form Number 5000 (Phoenix Edge) with optional rider (VR101) filed via Edgar on April 30, 1999, incorporated by reference.


             (b) Phoenix Edge SPVL - Specimen Variable Life Insurance Policy Form filed via Edgar with Post Effective Amendment No. 17 on May 1, 2000 and incorporated by reference.


        (6) (a) Charter of Phoenix Home Life filed with registrant's Post-Effective Amendment No. 7 on June 22, 1992 and filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, is incorporated by reference.

             (b) By-laws of Phoenix Home Life filed with registrant's Post-Effective Amendment No. 7 on June 22, 1992 and filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, is incorporated by reference.

        (7)  Not Applicable.

        (8)  Not Applicable.

        (9)  Form of Application for a Variable Life Insurance Policy

             (a) The Phoenix Edge - Form filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, incorporated by reference.


             (b) Phoenix Edge SPVL - Form filed via Edgar with Post Effective Amendment No. 17 on May 1, 2000 and incorporated by reference.

        (10) Memorandum describing transfer and redemption procedures and method of computing adjustments in payments and cash values upon conversion to herein fixed benefit policies filed via Edgar with Post-Effective Amendment No. 14 on April 29, 1998, and incorporated by reference.


    2.  See Exhibit 1.A.(5).

    3. Opinion of Counsel as to the legality of the securities being registered filed via Edgar with Post-Effective Amendment No. 17 on May 1, 2000 and incorporated by reference.

    4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

    5.  Not Applicable.

    6.  Consent of PricewaterhouseCoopers LLP.*

    7.  Consent of Edwin L. Kerr, Esq.*

    8.  Opinion of Paul M. Fischer, FSA, CLU, ChFC.*

---------------

    * Filed herewith.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant, Phoenix Home Life Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut on the 26th day of May, 2000.


                               PHOENIX HOME LIFE VARIABLE UNIVERSAL LIFE ACCOUNT
                               -------------------------------------------------
                                         (Registrant)

                               By:  PHOENIX HOME LIFE MUTUAL INSURANCE COMPANY
                                    --------------------------------------------
                                         (Depositor)

                               By:  /s/ Dona D. Young
                                    --------------------------------------------
                                    Dona D. Young, President

ATTEST: /s/John H. Beers
        --------------------------------
        John H. Beers, Secretary


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on this 26th day of May, 2000.


SIGNATURE                                               TITLE
---------                                               -----

                                                        Director
---------------------------------------------------
*Sal H. Alfiero

                                                        Director
---------------------------------------------------
*J. Carter Bacot

                                                        Director
---------------------------------------------------
*Arthur P. Byrne

                                                        Director
---------------------------------------------------
*Richard N. Cooper

                                                        Director
---------------------------------------------------
*Gordon J. Davis, Esq.

                                                        Chairman of the Board and
---------------------------------------------------     Chief Executive Officer
*Robert W. Fiondella                                    (Principal Executive Officer)


                                                        Director
---------------------------------------------------
*John E. Haire

                                                        Director
---------------------------------------------------
*Jerry J. Jasinowski

                                                        Director
---------------------------------------------------
*John W. Johnstone

                                                        Director
---------------------------------------------------
*Marilyn E. LaMarche

                                                        Director
---------------------------------------------------
*Philip R. McLoughlin

                                                        Director
---------------------------------------------------
*Indra K. Nooyi

                                                        Director
---------------------------------------------------
*Robert F. Vizza

                                                        Director
---------------------------------------------------
*Robert G. Wilson


By: /s/ Dona D. Young
    ------------------------------
*Dona D. Young as Attorney in Fact pursuant to Powers of Attorney, copies of which were filed previously.


                                      S-2